UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

HP Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Message from the Chairman

To our Stockholders:

We are pleased to invite you to attend HP Inc’s annual meeting of stockholders to be held on Tuesday, April 19, 2022 at 2:00 p.m., Pacific Time. This year’s annual meeting will again be a virtual meeting of stockholders, conducted via live audio webcast.

During fiscal 2021, we achieved significant progress in furthering of our strategy to advance our leadership in Personal Systems and Printing, disrupt industries with our technology and IP, and transform HP for the future. We did so despite business challenges, delivering very strong results in fiscal 2021 and we have continued to deliver on our commitments and build a stronger HP. Our performance reflects the strength of HP’s executive team to execute on HP’s strategy to advance, disrupt and transform. The Board remains confident that our CEO, Enrique Lores, and his team will build on HP’s progress and capitalize on new opportunities, particularly new opportunities in gaming, peripherals, Instant Ink, industrial graphics and 3D, and workforce solutions.

Importantly, we have stayed true to HP’s values and while the Board and I are proud of what HP has achieved during fiscal 2021, we are even prouder of how HP is doing it.

We have prioritized key issues like climate action, human rights and digital equity through ambitious, comprehensive goals, including plans to:

●	achieve net zero greenhouse gas emissions across our entire value chain by 2040;
●	double our number of black and African-American executives by 2025;
●	reach 50/50 gender equality in management by 2030; and
●	accelerate digital equity for 150 million people by 2030.

Sustainability is fundamental to our strategy and the Board is highly engaged in overseeing HP’s progress. For additional information about HP’s sustainability and social initiatives, please refer to “Sustainable Impact” and “Our Approach to Accelerating our ESG Impact” in the accompanying Proxy Statement.

HP has one of the most diverse boards in technology. During 2021, the Board added three new directors: Bruce Broussard; Judith “Jami” Miscik; and Kim K.W. Rucker. We believe that their perspectives, skills, and proven experience will further strengthen the Board’s ability to provide effective oversight and strategic advice to HP’s management. Further details about our directors and HP’s corporate governance policies and practices are included in the accompanying Proxy Statement under “Corporate Governance and Board of Directors.”

Your vote is important. Regardless of whether you participate in the annual meeting, we hope you vote as soon as possible. You may vote by proxy online or by phone, or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. Voting online or by phone, written proxy or voting instruction card ensures your representation at the annual meeting regardless of whether you attend the virtual meeting.

For details about how to attend the meeting online, submit questions before or during the meeting, and information on the business to be conducted at the annual meeting, please refer to the accompanying Notice of Annual Meeting and Proxy Statement.

Thank you for your ongoing support of, and continued interest in, HP Inc.

Sincerely,

CHARLES “CHIP” V. BERGH
Chairman of the Board

Importantly, we have stayed true to HP’s values and while the Board and I are proud of what HP has achieved during fiscal 2021, we are even prouder of how HP is doing it.”

2022 PROXY STATEMENT	1

Notice of Annual Meeting of Stockholders

This notice of annual meeting, proxy statement and form of proxy for HP Inc. (“HP” or the “Company”) are being distributed and made available on or about February 23, 2022.

Time and Date 2:00 p.m., Pacific Time, on Tuesday, April 19, 2022	Place Online at www.hpannualmeeting.com or www.virtualshareholdermeeting.com/HPQ2022	Record Date February 18, 2022

Items of Business

Board Proposals		Board Recommendation	Page
1.	To elect 13 Directors	FOR	11
2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022	FOR	40
3.	To approve, on an advisory basis, the Company’s executive compensation (“say on pay” vote)	FOR	42
4.	To approve the Third Amended and Restated HP Inc. 2004 Stock Incentive Plan	FOR	72
Stockholder Proposal
5.	To consider and vote on a stockholder proposal described in this proxy statement, if properly presented at the meeting	AGAINST	82
Such other business as may properly come before the meeting

Virtual Meeting Admission

Stockholders of record as of February 18, 2022, will be able to participate in the annual meeting by visiting our annual meeting website www.hpannualmeeting.com or www.virtualshareholdermeeting.com/HPQ2022. To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, proxy card or on the instructions that accompanied your proxy materials. If you have any questions about your control number, please contact the bank, broker, or other nominee that holds your shares.

The annual meeting will begin promptly at 2:00 p.m., Pacific Time. Online check-in will begin at 1:30 p.m., Pacific Time, and you should allow ample time for the online check-in procedures.

Annual Meeting Website and Pre-Meeting Forum

The online format used by HP Inc. for the annual meeting also allows us to communicate more effectively with you. Stockholders can access our pre-meeting forum, where you can submit questions in advance of the annual meeting, by visiting our annual meeting website at www.hpannualmeeting.com or www.proxyvote.com/HP. Stockholders can also access copies of our proxy statement and annual report at the annual meeting website.

Adjournments and Postponements

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

By order of the Board of Directors,

HARVEY ANDERSON
Chief Legal Officer and Secretary

Voting
Internet www.hpannualmeeting.com or www.proxyvote.com/HP prior to the meeting	During the meeting please visit www.hpannualmeeting.com or www.virtualshareholdermeeting.com/HPQ2022	1501 Page Mill Road Palo Alto, California 94304 (650) 857-1501

Telephone 1-800-690-6903	Mail You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Return the card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.	Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on April 19, 2022. The definitive proxy statement and HP Inc.’s 2021 Annual Report are available electronically at www.proxyvote.com/HP.

Your vote is very important. Regardless of whether you plan to virtually attend the annual meeting, we hope you will vote as soon as possible. You may vote your shares over the Internet or via a toll-free telephone number. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. Stockholders of record and beneficial owners will be able to vote their shares electronically at the annual meeting (other than shares held through the HP Inc. 401(k) Plan, which must be voted prior to the meeting). For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers—Voting Information” beginning on page 86 of the proxy statement.

2

Proxy Statement Summary

The following is a summary of certain key disclosures in our proxy statement. This is only a summary, and it may not contain all the information that is important to you. For more complete information, please review the proxy statement as well as our 2021 Annual Report, which includes our Annual Report on Form 10-K. References to “HP,” “the Company,” “we,” “us” or “our” refer to HP Inc. (formerly known as Hewlett-Packard Company (“HP Co.”)).

BOARD PROPOSAL NO. 1

Election of Directors

●12 of our 13 Director nominees are independent, including six women and six director nominees who identify as racially/ethnically diverse.
●Our Board is led by an independent Chairman.
●Key information regarding all 13 of our Board nominees is summarized in the table below.
The Board recommends a vote FOR each Director nominee Further information beginning on page 11.

BOARD PROPOSAL NO. 2

Ratification of Independent Registered Public Accounting Firm

●The Audit Committee of the Board has selected Ernst & Young LLP to act as HP’s independent registered public accounting firm for the fiscal year ending October 31, 2022 and seeks ratification of the selection.
The Board recommends a vote FOR this Proposal Further information beginning on page 40.

BOARD PROPOSAL NO. 3

Advisory Vote to Approve Executive Compensation (“Say on Pay” Vote)

●Our Board and the HRC Committee are committed to an executive compensation program that aligns the interests of our executives with those of our stockholders. To fulfill this mission, we have a pay-for-performance philosophy that drives decisions regarding executive compensation.
●Our compensation programs have been structured to balance near-term results with long-term success, mitigate risks, and enable us to attract, retain, focus, and reward our executive team for delivering stockholder value.
The Board recommends a vote FOR this Proposal Further information, including an overview of the compensation of our Named Executive Officers (“NEOs”), beginning on page 42.

BOARD PROPOSAL NO. 4

Approval of the Third Amended and Restated HP Inc. 2004 Stock Incentive Plan

●The approval of the Amended 2004 Plan would make an additional 30,000,000 shares of common stock available for issuance pursuant to share-based compensation awards granted under the plan.
●The Board is asking stockholders to approve the Amended 2004 Plan so that we may continue to use stock options, restricted stock, restricted stock units and other share-based compensation awards to attract and retain employees.
The Board recommends a vote FOR this Proposal Further information beginning on page 72.

STOCKHOLDER PROPOSAL

Stockholder Proposal to Reduce the Ownership Threshold for Calling a Special Meeting of Stockholders

●This stockholder proposal requests that the Board take the steps necessary to amend the Company’s governing documents to reduce the share ownership threshold for stockholders to call a special meeting of stockholders from 15% to 10%.
The Board recommends a vote AGAINST this Proposal Further information beginning on page 82.

2022 PROXY STATEMENT	3

Proxy Statement Summary

Business Highlights

HP Inc. is a leading global provider of personal computing and other access devices, imaging and printing products, and related technologies, solutions, and services. We sell to individual consumers, small- and medium-sized businesses and large enterprises, including customers in the government, health, and education sectors. We have three reportable segments: Personal Systems, Printing and Corporate Investments. The Personal Systems segment offers commercial and consumer desktop and notebook PCs, workstations, thin clients, commercial mobility devices, retail point of sale systems, display and peripherals, software, support, and services. The Printing segment provides consumer and commercial printer hardware, supplies, solutions and services. Corporate Investments include HP Labs and certain business incubation and investment projects.

As a company, we are delivering on our commitments to our stockholders and optimizing the business to consistently deliver long-term, sustainable value. We continue to focus on profitable value capture as we seek to advance our leadership position in Personal Systems and Printing and invest in adjacencies where we can disrupt with innovation and new business models like Graphics and 3D & Digital Manufacturing. At the same time, we are focused on transforming the way we work by increasing productivity and taking cost out of the business. We have an incredible channel network, passionate employees and a culture committed to keep reinventing. And just as importantly, we are winning the right way with a sustainable impact framework focused on the most urgent issues of our time where we believe can have the greatest impact: climate action, human rights, and digital equity.

Our Strategy to Drive Long-Term Profitable Growth

What to Expect Building a stronger core and more predictable cash flow Creating a more growth-oriented portfolio Optimizing the business to drive long-term value
Advance	Disrupt	Transform
●Driving innovation ●Expanding into adjacencies ●Strengthened value proposition	●Investing in disruptive categories ●Unlocking opportunity ●Capturing new sources of value	●Reducing structural costs ●Building new operational capabilities ●Digitizing systems to enable data

4

Proxy Statement Summary

FY21 Performance Highlights

Net Revenue
By key segment and business unit

$63.5 Billion

Non-GAAP Operating Profit[1] $5.8 Billion
Non-GAAP Free Cash Flow[1] $4.2 Billion

Scale & Reach

Market leader	Innovation & IP	Robust ecosystem	Scale
#1 or #2	28k+	250k+	186/51k
In either Print or PC in 57 countries2	Patents	Channel partners	Countries/Employees

(1)	Non-GAAP operating profit and non-GAAP free cash flow are non-GAAP financial measures. Please refer to “Reconciliation of GAAP Measures to Non-GAAP Measures” on page 93 for a description and reconciliation of these non-GAAP financial measures relative to reported GAAP financial measures.
(2)	Source: IDC Worldwide Quarterly Hardcopy Peripherals Tracker, Q3 2021 and IDC Worldwide Quarterly Personal Computing Device Tracker, Q3 2021.

2022 PROXY STATEMENT	5

Proxy Statement Summary

Building a stronger HP

Sustained growth across key financial metrics1

Net revenue	Non-GAAP Operating Profit

Non-GAAP diluted net EPS	Non-GAAP free cash flow

Balanced Shift in Operating Profit Mix Non-GAAP operating profit by key segment[1,2]

[1]Non-GAAP operating profit, non-GAAP diluted net EPS and non-GAAP free cash flow are non-GAAP financial measures. Please refer to “Reconciliation of GAAP Measures to Non-GAAP Measures” on page 93 for a description and reconciliation of these non-GAAP financial measures relative to reported GAAP financial measures.
[2]Non-GAAP operating profit by key segment reflects operating profit for the Printing and Personal Systems segments and does not include corporate investments and corporate other.

6

Proxy Statement Summary

Recognition

Named #1 on Newsweek’s list for the 3rd year in a row	For the 3rd year in a row, only tech company globally to earn a Triple A rating across CDP’s Climate, Water and Forests Lists	Awarded Outstanding Leadership in Sustainable Finance

Named for the 6th year in a row to this list of the 100 Most Sustainable Corporations in the World	One of the 2021 World’s Most Ethical Companies for the 2nd year in a row	Listed on the Dow Jones World Index for the 10th year

Rated among the top companies for corporate social responsibility for the 12th time in a row	Ranked 7th out of 150 ICT companies on the 2021 Digital Inclusion Benchmark	Placed 1st among technology companies and 3rd overall

Recognized for efforts to advance diversity and inclusion for the 6th year in a row	Recognized for ongoing commitment to product energy efficiency for the 4th year in a row (2nd for Sustained Excellence)	Named to Forbes list for the 4th year in a row

Ranked 2nd on the 2020/2021 benchmark of ICT companies committed to address human rights issues within their supply chains	100% score on the Disability Equality Index as a Best Place to Work for Disability Inclusion for the 6th year in a row	Received a score of 100% on the Human Rights Campaign 2021 Corporate Equality Index for LGBTQ Equality
*	“World’s Most Ethical Companies” and “Ethisphere” names and marks are registered trademarks of Ethisphere LLC.

2022 PROXY STATEMENT	7

Proxy Statement Summary

Sustainable Impact

Targeting key issues through an evolved strategy and ambitious, comprehensive goals

Our Strategy

PLANET	PEOPLE	COMMUNITY
Climate Action	Human Rights	Digital Equity

Drive toward a net zero carbon, fully regenerative economy while engineering the industry’s most sustainable portfolio of products and solutions.	Create a powerful culture of diversity, equity, and inclusion. Advance human rights, social justice, and racial and gender equality across our ecosystem, raising the bar for all.

Lead in activating and innovating holistic solutions that break down the digital divide that prevents many from accessing the education, jobs, and healthcare needed to thrive. Drive digital inclusion to transform lives and communities.

For more information about our Sustainable Impact agenda, including our annual Sustainable Impact Report, please see the Sustainability section of our website at https://www.hp.com/us-en/hp-information/sustainable-impact.html.

8

Participating in Our Virtual Annual Meeting

HP’s Board considers the appropriate format of the meeting on an annual basis. HP’s current virtual format allows stockholders to submit questions and comments in our stockholder forum both before and during the meeting. We respond to all stockholder submissions received through the forum in writing on our investor relations website. The virtual meeting format allows our stockholders to engage with us no matter where they live in the world and is accessible and available on any internet-connected device, be it a phone, a tablet, or a computer. We are able to reach a base of stockholders that is broader than just those who can travel to an in-person meeting, particularly in light of the COVID-19 pandemic. The virtual meeting gives us the opportunity to respond in thoughtful detail to every question our stockholders may have, rather than just the limited number of questions stockholders are able to ask at in-person meetings, which are answered on the fly. All of these benefits of a virtual meeting allow all of our stockholders to engage with HP.

Stockholders can access our pre-meeting forum, where you can submit questions in advance of the annual meeting, by visiting our annual meeting website. All questions received, both during and prior to the meeting, are presented as submitted, uncensored and unedited except for certain personal details for data protection purposes. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call:

1-855-449-0991 (Toll-free)
1-720-378-5962 (Toll line)

Previous Virtual Meeting Highlights

HP commits to answering every question received, in writing, on its website shortly after the annual meeting.

TOTAL QUESTIONS ASKED AND ANSWERED BEFORE
AND DURING THE ANNUAL MEETING

Please visit our HP investor events page at https://investor.hp.com to read previously answered questions.

Please join us for our Virtual Annual Meeting at www.hpannualmeeting.com or www.virtualshareholdermeeting.com/HPQ2022.

2022 PROXY STATEMENT	9

10

Corporate Governance and Board of Directors

BOARD PROPOSAL NO. 1
Election of Directors

The Board recommends a vote FOR each Director Nominee.

The Board of Directors of HP Inc. (the “Board”) currently consists of 13 Directors. On the recommendation of the Nominating, Governance and Social Responsibility (“NGSR”) Committee, the Board has nominated the 13 persons named below for election as Directors this year, each to serve for a one-year term and until the Director’s successor is elected and qualified or, if earlier, until his or her resignation or removal.

Vote Required

Each Director nominee who receives more “FOR” votes than “AGAINST” votes representing shares of HP common stock present in person or represented by proxy and entitled to be voted at the annual meeting will be elected.

If you sign your proxy card but do not give instructions with respect to voting for Directors, your shares will be voted by Enrique Lores and Harvey Anderson, as proxy holders, FOR the election of all 13 Board nominees. If you wish to give specific instructions with respect to voting for Directors, you may do so by indicating your instructions when you vote via Internet or by telephone, or on your proxy card or voting instruction card.

Director Election Voting Standard and Resignation Policy

We have adopted a policy whereby any incumbent Director nominee who receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election will tender his or her offer of resignation for consideration by the NGSR Committee. The NGSR Committee will then make a recommendation to the Board regarding the appropriate response to such an offer of resignation.

Who We Are

Overview

As presented in the chart below, our Directors bring a diverse mix of highly relevant and complementary skills, experiences and backgrounds, which facilitates strong oversight of HP’s management and HP’s strategy to advance, disrupt and transform. During fiscal 2021, the Board has continued to evolve its membership to help ensure it has the right mix of skills, experiences and backgrounds to continue to be a strategic asset for HP.

During 2021, the Board has added three new directors: Bruce Broussard; Judith “Jami” Miscik; and Kim K.W. Rucker. Bruce Broussard, as President and CEO of Humana, has extensive expertise in healthcare and health technology, which is becoming increasingly valuable as HP explores the healthcare applications of its 3D printing business. Judith “Jami” Miscik brings significant leadership and experience in international affairs, intelligence and risk assessment from roles in the private and public sectors, including a distinguished career at the Central Intelligence Agency. Kim K.W. Rucker, who has served as general counsel at companies across multiple industries, contributes a broad knowledge of law, corporate governance and regulatory matters. We believe that their perspectives, skills and proven experience will further strengthen the Board’s ability to provide effective oversight and strategic advice to HP’s management.

2022 PROXY STATEMENT	11

Corporate Governance and Board of Directors

Our Director Nominees

			Committees
Name and Principal Occupation	Age	HP Director Since	A	F	H	N	Other Current Public Company/ Public Registrant Boards
Aida M. Alvarez IND Former Administrator, U.S. Small Business Administration & Cabinet Member	72	2016					Stride, Inc. Fastly, Inc. Oportun Financial Corporation
Shumeet Banerji IND Co-Founder and Partner, Condorcet, LP	62	2011					Reliance Industries Ltd.
Robert R. Bennett IND Managing Director, Hilltop Investments, LLC	63	2013					Discovery Inc. Liberty Media Corporation
Charles “Chip” V. Bergh (CHAIRMAN) IND President and Chief Executive Officer, Levi Strauss & Co.	64	2015					Levi Strauss & Co.
Bruce Broussard IND President and Chief Executive Officer, Humana Inc.	59	2021					Humana, Inc.
Stacy Brown-Philpot IND Member of Investment Committee, SB Opportunity Fund	46	2015					Nordstrom, Inc.
Stephanie A. Burns IND Former Chief Executive Officer and Chairman, Dow Corning	67	2015					Corning Incorporated Kellogg Company
Mary Anne Citrino IND Senior Advisor and former Senior Managing Director, Blackstone	62	2015					Ahold Delhaize Alcoa Corporation
Richard L. Clemmer IND Chairman, Privafy, Inc.	70	2020					Aptiv PLC
Enrique Lores President and Chief Executive Officer, HP Inc.	56	2019					PayPal Holdings, Inc.
Judith “Jami” Miscik IND Chief Executive Officer and Vice Chairman, Kissinger Associates, Inc.	63	2021					General Motors Company Morgan Stanley
Kim K.W. Rucker IND Former Executive Vice President, General Counsel and Secretary of Andeavor	55	2021					Celanese Corporation Lennox International Inc. Marathon Petroleum Corporation
Subra Suresh IND President, Nanyang Technological University	65	2015					Singapore Exchange Limited

Committees

A	Audit Committee	H	HR and Compensation Committee		Chair
F	Finance, Investment and Technology Committee	N	Nominating, Governance and Social Responsibility Committee		Member
				IND	Independent

12

Corporate Governance and Board of Directors

Skills, Experience and Attributes of our Director Nominees
	Alvarez	Banerji	Bennett	Bergh	Broussard	Brown- Philpot	Burns	Citrino	Clemmer	Lores	Miscik	Rucker	Suresh
Current or Former CEO
Business and Management HP requires a Board well-versed in navigating complexity and capitalizing on business opportunities to further our innovation and growth.
Customer Experience HP’s customers are the foundation of our mission – we continually seek to better serve our customer base with products and solutions that inspire and innovate.
Disruptive Innovation
We continually seek to reinvent the Print and PC industries to deliver amazing innovative experiences to our customers – having disruptive innovators on our Board helps inform our strategy.
Environmental and Social Responsibility
Experience in environmental and social responsibility related issues and topics strengthens the Board’s oversight of HP’s policies and programs relating to these issues and reinforces HP’s commitment to sustainability and social responsibility.
Finance and Capital Allocation It is essential that we have Directors with strong financial acumen and experience to provide sound oversight and guide our investment strategies and capital allocation.
Government and Government Affairs
Government and government affairs experience offers us insight into the regulatory environment of the many jurisdictions in which we operate, their legislative and administrative priorities, and the potential implications for our business.
Human Capital Management
Experience in talent development, managing compensation, overseeing inclusion and diversity efforts, and establishing culture strengthens the Board’s oversight of HP’s key human capital management strategies and programs.
International Business and Affairs
HP operates in 180 countries worldwide, making international business experience a vital perspective on our Board and enabling us to succeed in the many markets in which we operate.
Operations HP operates one of the world’s largest supply chains – we benefit from Directors who have successfully led complex operations and can help us to optimize our business model.
Risk Management Experience identifying, assessing and managing a broad spectrum of risks enables directors to effectively oversee the most significant risks facing HP.
Strategic Transactions; M&A HP benefits from having Directors with experience leading organizations through significant strategic transactions, including mergers, acquisitions and divestitures.
Strategy The dynamic and fast-moving markets in which HP operates globally require a Board with strong strategic insights gained through multi-faceted and challenging prior experiences.
Technology and Science
With our deep history of innovation and our reliance on cutting edge R&D, science and engineering, we know that scientific backgrounds and design, technology and user experience add valuable and vital components to our Board dialogue.
Independent
Women
Racially/Ethnically Diverse
Tenure (including HP Co.)	6	11	9	7	<1	7	7	7	2	3	1	<1	7

2022 PROXY STATEMENT	13

Corporate Governance and Board of Directors

Biographies of Director Nominees

The biographies describe each Director nominee’s qualifications and relevant experience. The biographies include key qualifications, skills, and attributes most relevant to the decision to nominate candidates to serve on the Board.

Most Recent Role Former Administrator, U.S. Small Business Administration & Presidential Cabinet Member	Current Public Company Boards ●HP ●Stride, Inc. ●Fastly, Inc. ●Oportun Financial Corporation	Prior Public Company Boards ●Wal-Mart Stores, Inc.

Qualifications:
Prior Business and Other Experience

●Founding Chair, Latino Community Foundation (since 2003)
●Administrator, U.S. Small Business Administration (1997–2001)
●Director, Office of Federal Housing Enterprise Oversight (1993–1997)
●Vice President, First Boston Corporation and Bear Stearns & Co. (prior to 1993)

Other Key Qualifications
The Honorable Aida Alvarez brings to the Board a wealth of expertise in media, public affairs, finance, and government. She led important financial and government agencies and served in the Cabinet of U.S. President William J. Clinton, where she provided strategic feedback to the President. She has also been a public finance executive, has chaired a prominent philanthropic organization and was an award-winning journalist. The Board also benefits from Ms. Alvarez’s knowledge of investment banking and finance.

Aida M. Alvarez  IND
Age: 72
Director since: 2016
HP Board Committees: HRC, NGSR
Skills
●Business and Management
●Environmental and Social
Responsibility
●Finance and Capital Allocation
●Government and
Government Affairs
●Strategy

Current Role Co-founder and Partner of Condorcet, LP, an advisory and investment firm (since 2013)	Current Public Company Boards ●HP ●Reliance Industries Limited	Prior Public Company Boards ●Innocoll AG

Qualifications:
Prior Business and Other Experience

●Senior Partner, Booz & Company, a consulting company (May 2012–March 2013)
●Chief Executive Officer, Booz & Company (July 2008–May 2012)
●President of the Worldwide Commercial Business, Booz Allen Hamilton (February 2008–July 2008)
●Managing Director, Europe, Booz Allen Hamilton (2007–2008)
●Managing Director, United Kingdom, Booz Allen Hamilton (2003–2007)
●Faculty, University of Chicago Graduate School of Business

Other Key Qualifications
Mr. Banerji brings to the Board a strong understanding of the issues facing companies and governments in both mature and emerging markets around the world through his two decades of work with Booz & Company. In particular, Mr. Banerji has valuable experience in addressing a variety of complex issues ranging from corporate strategy, organizational structure, governance, transformational change, operational performance improvement, and merger integration. During his career at Booz Allen Hamilton and Booz & Company, he has advised numerous companies on restructuring and M&A, particularly in mature industries.

Shumeet Banerji  IND
Age: 62
Director since: 2011
HP Board Committees: HRC, NGSR (Chair)
Skills
●Business and Management
●Environmental and Social
Responsibility
●Finance and Capital Allocation
●Human Capital Management
●International Business and Affairs
●Risk Management
●Strategic transactions; M&A
●Strategy

14

Corporate Governance and Board of Directors

Current Role Managing Director, Hilltop Investments, LLC, a private investment company (since 2005)	Current Public Company Boards ●HP ●Discovery, Inc. ●Liberty Media Corporation	Prior Public Company Boards ●Sprint Corporation ●Demand Media, Inc. ●Discovery Holding Company ●Liberty Interactive Corporation ●Sprint Nextel Corporation

Qualifications:
Prior Business and Other Experience

●President, Discovery Holding Company (2005–2008)
●President and Chief Executive Officer, Liberty Media Corporation (1997–2005)
●Served in a variety of other executive roles at Liberty Media between 1990 and 1997, including as its principal financial officer from 1991 until 1997

Other Key Qualifications
Mr. Bennett brings to the Board in-depth knowledge of the media and telecommunications industry and his knowledge of the capital markets and other financial and operational matters. Additionally, as a result of his positions at Liberty Media, Mr. Bennett brings experience leading organizations through significant strategic transactions, including acquisitions, divestitures and integration. Mr. Bennett also has an in-depth understanding of finance and has held various financial management positions during his career including serving as CFO of a public company.

Robert R. Bennett  IND
Age: 63
Director since: 2013
HP Board Committees: Audit, FIT (Chair)
Skills
●Business and Management
●Finance and Capital Allocation
●Human Capital Management
●International Business and Affairs
●Operations
●Risk Management
●Strategic Transactions; M&A
●Strategy

Current Role President, Chief Executive Officer, and Director of Levi Strauss & Co., an apparel/retail company (since September 2011)	Current Public Company Boards ●HP ●Levi Strauss & Co.	Prior Public Company Boards ●VF Corporation

Qualifications:
Prior Business and Other Experience

●Group President, Global Male Grooming, Procter & Gamble Co. (2009–September 2011)
●In 28 years at Procter & Gamble, Mr. Bergh served in a variety of executive roles, including managing business in multiple regions worldwide

Other Key Qualifications
Mr. Bergh brings to the Board extensive experience in executive leadership at large global companies and international business management. From his more than 35 years at Levi Strauss and Procter & Gamble, Mr. Bergh has a strong operational and strategic background with significant experience in brand management. He also brings public company governance experience as a board member and committee member of other public and private companies.

Charles “Chip” V. Bergh  CHAIR   IND
Age: 64
Director since: 2015
Chairman since: 2017
HP Board Committees: HRC, NGSR
Skills
●Business and Management
●Customer Experience
●Environmental and Social
Responsibility
●Finance and Capital Allocation
●Human Capital Management
●International Business and Affairs
●Operations
●Risk Management
●Strategic transactions; M&A
●Strategy

2022 PROXY STATEMENT	15

Corporate Governance and Board of Directors

Current Role President, Chief Executive Officer, and Director of Humana Inc., a healthcare company (CEO since 2013)	Current Public Company Boards ●HP Inc. ●Humana Inc.	Prior Public Company Boards ●KeyCorp

Qualifications:
Prior Business and Other Experience

●Chief Executive Officer, McKesson Specialty/US Oncology, Inc. (January 2008–December 2011)
●In 11 years at US Oncology, Inc., which was acquired by McKesson in December 2010, served in a number of senior executive roles, including Chief Financial Officer, President, Chief Executive Officer and Chairman of the Board

Other Key Qualifications
Mr. Broussard brings to the Board extensive experience in executive leadership at large global companies and international business management. From his experience at Humana and US Oncology, Broussard has significant expertise in the healthcare and health technology sectors. He also brings public company governance experience as a board member and committee member of other public companies.

Bruce Broussard   IND
Age: 59
Director since: 2021
HP Board Committees: NGSR, HRC
Skills
●Business and Management
●Customer Experience
●Finance and Capital Allocation
●Human Capital Management
●International Business and Affairs
●Operations
●Risk Management
●Strategic Transactions; M&A
●Strategy
●Technology and Science

Current Role Member of Investment Committee, SB Opportunity Fund (since 2020)	Current Public Company Boards ●HP ●Nordstrom, Inc.	Prior Public Company Boards ●None

Qualifications:
Prior Business and Other Experience

●Chief Executive Officer, TaskRabbit (April 2016–August 2020)
●Chief Operating Officer, TaskRabbit (January 2013–April 2016)
●Entrepreneur-in-Residence, Google Ventures, the venture capital investment arm of Google, Inc., a technology company (“Google”) (May 2012–December 2012)
●Senior Director of Global Consumer Operations, Google (2010–May 2012)
●Prior to 2010, Ms. Brown-Philpot served in a variety of Director-level positions at Google
●Prior to joining Google in 2003, Ms. Brown-Philpot served as a senior analyst and senior associate at the financial firms Goldman Sachs and PwC

Other Key Qualifications
Ms. Brown-Philpot brings to the Board extensive operational, analytical, financial, and strategic experience. In addition to her role as CEO of TaskRabbit from 2016 to 2020, Ms. Brown-Philpot’s decade of experience leading various operations at Google and her prior financial experience from her roles at Goldman Sachs and PwC provide unique operational and financial expertise to the Board.

Stacy Brown-Philpot   IND
Age: 46
Director since: 2015
HP Board Committees: Audit, NGSR
Skills
●Business and Management
●Customer Experience
●Disruptive Innovation
●Environmental and Social
Responsibility
●Finance and Capital Allocation
●Human Capital Management
●International Business and Affairs
●Operations
●Risk Management
●Strategy
●Technology and Science

16

Corporate Governance and Board of Directors

Current Role Director	Current Public Company Boards ●HP ●Corning Incorporated ●Kellogg Company	Prior Public Company Boards ●GlaxoSmithKline plc ●Manpower, Inc.

Qualifications:
Prior Business and Other Experience

●Chief Executive Officer, Dow Corning Corp., a silicon-based manufacturing company (2004–May 2011)
●President, Dow Corning (2003–November 2010)
●Executive Vice President, Dow Corning (2000–2003)

Other Key Qualifications
Dr. Burns has more than 30 years of global innovation and business leadership experience and brings significant expertise in scientific research, product development, issues management, science and technology leadership, and business management to the Board. Her leadership experience includes steering Dow Corning Corporation during an extended bankruptcy and restructuring process. Dr. Burns also brings public company governance experience to the Board as a member of boards and board committees of other public companies.

Stephanie A. Burns   IND
Age: 67
Director since: 2015
HP Board Committees: FIT, HRC(Chair)
Skills
●Business and Management
●Customer Experience
●Environmental and Social
Responsibility
●Finance and Capital Allocation
●Human Capital Management
●International Business and Affairs
●Operations
●Risk Management
●Strategic Transactions; M&A
●Strategy
●Technology and Science

Current Role Senior Advisor and former Senior Managing Director, Blackstone, an investment firm (since 2004)	Current Public Company Boards ●HP ●Ahold Delhaize ●Alcoa Corporation	Prior Public Company Boards ●Health Net, Inc. ●Dollar Tree Inc. ●Barclays

Qualifications:
Prior Business and Other Experience

●Managing Director, Global Head of Consumer Products Investment Banking Group, and Co-head of Health Care Services Investment Banking, Morgan Stanley (1986–2004)

Other Key Qualifications
Ms. Citrino’s more than 30-year career as an investment banker provides the Board with substantial knowledge regarding business operations and strategy, as well as valuable financial and investment expertise. She also brings public company governance experience as a member of boards and board committees of other public companies.

Mary Anne Citrino   IND
Age: 62
Director since: 2015
HP Board Committees: Audit(Chair), FIT
Skills
●Business and Management
●Finance and Capital Allocation
●International Business and Affairs
●Risk Management
●Strategic Transactions; M&A
●Strategy

2022 PROXY STATEMENT	17

Corporate Governance and Board of Directors

Current Role Chairman, Privafy, Inc. (since January 2019)	Current Public Company Boards ●HP ●Aptiv PLC	Prior Public Company Boards ●NCR Corporation ●NXP Semiconductors N.V. ●i2 Technologies, Inc.

Qualifications:
Prior Business and Other Experience

●Chief Executive Officer and Executive Director, NXP Semiconductors N.V. (January 2009–May 2020)
●Senior Advisor, Kohlberg Kravis Roberts & Co. (May 2007–December 2008)
●President and Chief Executive Officer, Agere Systems Inc. (October 2005–April 2007)

Other Key Qualifications
Mr. Clemmer brings to the Board significant leadership experience in the high tech industry, including experience with semiconductor, storage, e-Commerce, and software companies, and brings valuable experience leading organizations through strategic transactions. In his roles at NXP Semiconductors and Agere Systems, Mr. Clemmer oversaw the successful execution of a number of key strategic transactions, including the acquisition and integration of several companies and business units.

Richard L. Clemmer   IND
Age: 70
Director since: 2020
HP Board Committees: Audit, FIT
Skills
●Business and Management
●Disruptive Innovation
●Finance and Capital Allocation
●Human Capital Management
●International Business and Affairs
●Operations
●Risk Management
●Strategic Transactions; M&A
●Strategy
●Technology and Science

Current Role President and Chief Executive Officer, HP (since November 2019)	Current Public Company Boards ●HP ●PayPal Holdings, Inc.	Prior Public Company Boards ●None

Qualifications:
Prior Business and Other Experience

●President, Imaging and Printing Solutions, HP Inc. (November 2015–October 2019)
●Separation Leader, Hewlett-Packard Company (2014–October 2015)
●Senior Vice President & General Manager, Business Personal Systems, Hewlett-Packard Company (2013–2014)
●Senior Vice President, Worldwide Customer Support & Services, Hewlett-Packard Company (2011–2013)
●Senior Vice President, Worldwide Sales and Solutions Partner Organization, Hewlett-Packard Company (2008–2011)
●Vice President & General Manager, Large Format Printing, Hewlett-Packard Company (2003–2008)
●Vice President, Imaging & Printing Group, EMEA, Hewlett-Packard Company (2001–2003)
●Experience in a variety of roles at Hewlett-Packard Company (1989–2001)

Other Key Qualifications
Mr. Lores’ international business and leadership experience, and his service in multiple facets of the HP business worldwide, provide the Board with an enhanced global perspective. Mr. Lores’ more than 30 years of experience in the information and technology industry with HP, and his position as HP’s Chief Executive Officer, provide the Board with valuable industry insight and expertise.

Enrique Lores
President, Chief Executive Officer and Director
Age: 56
Director since: 2019
HP Board Committees: N/A
Skills
●Business and Management
●Customer Experience
●Disruptive Innovation
●Environmental and Social
Responsibility
●Finance and Capital Allocation
●Human Capital Management
●International Business and Affairs
●Operations
●Risk Management
●Strategic Transactions; M&A
●Strategy
●Technology and Science

18

Corporate Governance and Board of Directors

Current Role Chief Executive Officer and Vice Chairman, Kissinger Associates, Inc. (since 2015)	Current Public Company Boards ●HP ●General Motors Company ●Morgan Stanley	Prior Public Company Boards ●EMC Corporation ●Pivotal Software, Inc.

Qualifications:
Prior Business and Other Experience

●President, Kissinger Associates, Inc. (2009–2015)
●Global Head of Sovereign Risk, Lehman Brothers (2005–2008)
●Distinguished 22-year career at the Central Intelligence Agency, including serving as the Deputy Director for Intelligence from 2002 to 2005
●Director for Intelligence Programs, National Security Council (1995–1996)

Other Key Qualifications
Ms. Miscik brings to the Board significant experience in international affairs, intelligence and risk assessment and a vast understanding of the geopolitical and macroeconomic landscapes gained from roles in the public and private sectors. As the CEO of Kissinger Associates, an international geopolitical consulting firm, Ms. Miscik develops strategies for clients operating in overseas environments and advises on geopolitical and macroeconomic risks. Prior to entering the private sector, Ms. Miscik built a distinguished 22-year career in intelligence, ultimately serving as the Deputy Director for Intelligence at the Central Intelligence Agency.

Judith “Jami” Miscik  IND
Age: 63
Director since: 2021
HP Board Committees: Audit, NGSR
Skills
●Business and Management
●Finance and Capital Allocation
●Government and Government Affairs
●International Business and Affairs
●Operations
●Risk Management
●Strategy

Current Role Director	Current Public Company Boards ●HP ●Celanese Corporation ●Lennox International Inc. ●Marathon Petroleum Corporation	Prior Public Company Boards ●None

Qualifications:
Prior Business and Other Experience

●Executive Vice President, General Counsel and Secretary, Andeavor Logistics LP, an integrated marketing, logistics and refining company (2016–2018)
●Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary, Kraft Foods Group, Inc., a food and beverage company (2012–2015)
●Senior Vice President, General Counsel and Chief Compliance Officer (2008–2012) and Corporate Secretary (2009–2012), Avon Products, Inc.
●Senior Vice President, Corporate Secretary and Chief Governance Officer, Energy Future Holdings Corp. (formerly TXU Corp.) (2004–2008)
●Former Partner in the Corporate & Securities group at Sidley Austin LLP, a law firm

Other Key Qualifications
Ms. Rucker brings to the Board decades of business leadership and corporate governance experience. Through her roles at Andeavor, Kraft Foods Group, Avon Products and Energy Future Holdings, as well as her experience at the law firm Sidley Austin LLP, Ms. Rucker has substantial experience with complex mergers and acquisitions and regulatory matters, as well as a broad knowledge of law, corporate governance, internal and external communications, government affairs and community involvement activities.

Kim K.W. Rucker  IND
Age: 55
Director since: 2021
HP Board Committees: Audit, NGSR
Skills
●Business and Management
●Customer Experience
●Government and Government Affairs
●Human Capital Management
●Environmental and Social Responsibility
●International Business and Affairs
●Risk Management
●Strategic Transactions; M&A
●Strategy

2022 PROXY STATEMENT	19

Corporate Governance and Board of Directors

Current Role President, Nanyang Technological University, an autonomous global research university in Singapore (since January 2018)	Current Public Company Boards ●HP ●Singapore Exchange Limited	Prior Public Company Boards ●None

Qualifications:
Prior Business and Other Experience

●President, Carnegie Mellon University, a global research university (July 2013–June 2017)
●Independent Director of the Board, Battelle Memorial Institute, Ohio, an international nonprofit that develops and commercializes technology and manages laboratories for government customers (2014–2017)
●Director, National Science Foundation, a federal agency charged with advancing science and engineering research and education (October 2010–March 2013)
●Dean and the Vannevar Bush Professor of Engineering, School of Engineering (2007–2010), and Professor (1993–2013), Massachusetts Institute of Technology

Other Key Qualifications
Dr. Suresh is one of the few Americans to have been elected to all three branches of the U.S. National Academies (Engineering, Sciences and Medicine) in recognition of his considerable scientific and technical accomplishments. Dr. Suresh’s experience as the president of two prominent research universities and his experience leading new entrepreneurship and innovation bring the Board valuable insights with respect to strategic opportunities and a deep understanding of the organizational, scientific, and technological requirements of ongoing innovation.

Subra Suresh  IND
Age: 65
Director since: 2015
HP Board Committees: Audit, FIT
Skills
●Business and Management
●Disruptive Innovation
●Environmental and Social Responsibility
●Finance and Capital Allocation
●Government and Government Affairs
●Human Capital Management
●Risk Management
●Strategy
●Technology and Science

How We Are Selected

Identifying and Evaluating Candidates for Director

The NGSR Committee uses a variety of methods for identifying and evaluating nominees for Director. The NGSR Committee, in consultation with the Chairman, regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the NGSR Committee considers various potential candidates for Director. Candidates may come to the attention of the NGSR Committee through current Board members, professional search firms, stockholders or other persons. As part of the search process for each new director, the NGSR Committee actively seeks out diverse candidates to include in the pool from which director candidates are chosen. Identified candidates are evaluated at regular or special meetings of the NGSR Committee and may be considered at any point during the year.

As described below, the NGSR Committee considers properly submitted stockholder recommendations of candidates for the Board to be included in our proxy statement. Following verification of the stockholder status of individuals proposing candidates, recommendations are considered collectively by the NGSR Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for our annual meeting. If any materials are provided by a stockholder in connection with the nomination of a Director candidate, such materials are forwarded to the NGSR Committee. In evaluating such nominations, the NGSR Committee seeks to achieve a balance of diverse knowledge, experience and capability on the Board. The NGSR Committee evaluates nominees recommended by stockholders using the same criteria it uses to evaluate all other candidates. In the case of each of Mr. Broussard and Ms. Rucker, a third-party professional search firm identified each director as a potential director nominee.

Director Nominees and Director Nominees’ Experience and Qualifications

The Board annually reviews the appropriate skills and characteristics required of Directors in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. The Board believes that its members should possess a variety of skills, professional experience, and backgrounds in order to effectively oversee our business. In addition, the Board believes that each Director should possess certain attributes, as reflected in the Board membership criteria described below.

Our Corporate Governance Guidelines contain the current Board membership criteria that apply to nominees recommended for a position on the Board. Under those criteria, members of the Board should:

●	have the highest professional and personal ethics and values, consistent with our long-standing values and standards;
●	have broad experience at the policy-making level in business, government, education, technology or public service;
●	be committed to enhancing stockholder value and represent the interests of all of our stockholders; and

20

Corporate Governance and Board of Directors

●	have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience (which means that Directors’ service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to responsibly perform all Director duties).

In addition, the NGSR Committee takes into account a potential Director’s ability to contribute to the diversity of background (such as race, gender, age and cultural background) and experience represented on the Board, and it reviews its effectiveness in balancing these considerations when assessing the composition of the Board. Although the Board uses these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for nominees. Our Corporate Governance Guidelines can be found on our website at https://investor.hp.com/governance/governance-documents/default.aspx. In addition, our Bylaws also require that to be qualified to serve as a Director and to be eligible to be a Director nominee, each Director and Director nominee:

●	must not have been an officer or director of a company that is a competitor of HP within the prior three years; and
●	must not be a named subject of a criminal proceeding (excluding traffic violations and other minor offenses) pending as of the date HP first mails the proxy materials that include the name of the nominee and, within the ten years preceding such date, must not have been convicted in such a criminal proceeding.

All members of the HP Board are provided with opportunities for Director education on an ongoing basis, covering a variety of subjects relevant to HP. Recent topics have included strategy, innovation, people and culture development, best practices in governance and leadership, ethics and compliance, industry updates and technology trends.

The Board believes that all the nominees named above are highly qualified and have the skills and experience required for effective service on the Board. All the nominees named above have indicated to us that they will be available to serve as Directors. In the event that any nominee should become unavailable, the proxy holders, Enrique Lores and Harvey Anderson, will vote for a substitute nominee or nominees designated by the Board, if it decides do so. If any substitute nominees are so designated, we will file an amended proxy statement or additional soliciting material that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement or additional soliciting material and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable SEC rules.

There are no family relationships among our executive officers and Directors.

Annual Self-Evaluation

Annually, the Board and each Committee conduct a self-evaluation, overseen by the NGSR Committee.

Evaluation Process and Assessment

The NGSR Committee, working with the independent Chairman, determines the process, scope and contents of the Board’s annual self-evaluation. As part of this process, tailored questionnaires for the Board and each Committee are reviewed and approved by the independent Chairman and the Chair of the NGSR Committee prior to the distribution to each of the directors.

Topics include:

●	Board and Committee roles, effectiveness, and topical focus
●	Board and Committee composition and size
●	Board oversight of strategic priorities and risk matters
●	Access to management, experts and internal and external resources

Review and Discussion

Following completion of the questionnaires, the Chair of the NGSR Committee and independent Chairman meet individually with each director to solicit individual feedback. The results of the Committee evaluations are shared with the Chairs of each Committee on an anonymized basis. The Chair of the NGSR Committee then provides the NGSR Committee and the Board with a summary of responses to the questionnaires. Separately, each Committee Chair additionally reviews the applicable Committee self-evaluation results with members of the relevant Committee.

Feedback Incorporated

Policies and practices are enhanced as a result of the self-evaluation results.

2022 PROXY STATEMENT	21

Corporate Governance and Board of Directors

Stockholder Recommendations

The policy of the NGSR Committee is to consider properly submitted stockholder recommendations of candidates for membership on the Board as described above under the heading “Identifying and Evaluating Candidates for Director.” In evaluating such recommendations, the NGSR Committee seeks to achieve a balance of diverse knowledge, experience and capability on the Board and to consider all applicable membership criteria. Any stockholder recommendations submitted for consideration by the NGSR Committee should include verification of the stockholder status of the person submitting the recommendation and the recommended candidate’s name and qualifications for Board membership and should be addressed to our Corporate Secretary at HP Inc., 1501 Page Mill Road, Palo Alto, California 94304.

Stockholder Nominations

In addition, our Bylaws permit stockholders to nominate Directors for consideration at an annual stockholder meeting and, under certain circumstances, to include their nominees in the HP proxy statement. For a description of the process for nominating Directors in accordance with our Bylaws, see “Questions and Answers—Voting Information.”

How We Are Organized

Current Committee Memberships

Name	Audit	Finance, Investment and Technology	HR and Compensation	Nominating, Governance and Social Responsibility
Independent Directors
Aida M. Alvarez
Shumeet Banerji
Robert R. Bennett
Charles “Chip” V. Bergh
Bruce Broussard
Stacy Brown-Philpot
Stephanie A. Burns
Mary Anne Citrino
Richard L. Clemmer
Judith “Jami” Miscik
Kim K.W. Rucker
Subra Suresh
Other Directors
Enrique Lores

Member	Chair	Audit Committee “financial expert”

22

Corporate Governance and Board of Directors

Audit Committee
Mary Anne Citrino Chair	Other Members: Robert R. Bennett Stacy Brown-Philpot Richard L. Clemmer Judith “Jami” Miscik Kim K.W. Rucker Subra Suresh Number of Meetings: 13

We have an Audit Committee established in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee represents and assists the Board in fulfilling its responsibilities for overseeing our financial reporting processes and the audit of our financial statements.

Specific duties and responsibilities of the Audit Committee include, among other things:

Independent Registered Public Accounting Firm

●appointing, overseeing the work of, evaluating, compensating and retaining the independent registered public accounting firm and discussing with the independent registered public accounting firm its relationships with HP and its independence; and
●periodically considering whether there should be a regular rotation of the accounting firm in order to assure continuing independence.

Audit & Non-Audit Services; Financial Statements; Audit Report

●reviewing and approving the scope of the annual independent audit, the audit fee, and other audit services; and
●overseeing our financial reporting processes and the audit of our financial statements, including the integrity of our financial statements.

Disclosure Controls; Internal Controls & Procedures; Legal Compliance

●reviewing our disclosure controls and procedures, internal controls, internal audit function, and corporate policies with respect to financial information and earnings guidance;
●reviewing HP’s information and technology security policies and the internal controls regarding information and technology security and cybersecurity; and
●overseeing compliance with legal and regulatory requirements.

Risk Oversight and Assessment

●overseeing management’s measures to proactively and cooperatively address operational risks across functions;
●reviewing key functional and business risk areas, including specific critical risks identified by our enterprise risk management program;
●reviewing significant risks or exposures relating to litigation and other proceedings and regulatory matters that may have a significant impact on our financial statements; and
●reviewing other risks relating to the matters described above and management’s approach to addressing these risks.

The Board determined that Ms. Citrino, Chair of the Audit Committee, and each of the other Audit Committee members (Mr. Bennett, Ms. Brown-Philpot, Mr. Clemmer, Ms. Miscik, Ms. Rucker and Dr. Suresh) are independent within the meaning of the New York Stock Exchange (“NYSE”) and SEC standards of independence for directors and audit committee members and have satisfied the NYSE financial literacy requirements. The Board also determined that each of Mr. Bennett, Ms. Brown-Philpot, Ms. Citrino, Mr. Clemmer and Dr. Suresh is an “audit committee financial expert” as defined by the SEC rules.

The report of the Audit Committee is included on page 40.

2022 PROXY STATEMENT	23

Corporate Governance and Board of Directors

Finance, Investment and Technology Committee
Robert R. Bennett Chair	Other Members: Stephanie A. Burns Mary Anne Citrino Richard L. Clemmer Subra Suresh Number of Meetings: 12	The Finance, Investment and Technology (“FIT”) Committee provides oversight of the finance and investment functions of HP.

The FIT Committee’s responsibilities and duties include, among other things:

Treasury Matters

●reviewing or overseeing significant treasury matters such as capital structure and allocation strategy, derivative policy, global liquidity, fixed income investments, borrowings, currency exposure, dividend policy, share issuances and repurchases, employee benefit fund matters and plan performance, and capital spending.

M&A Transactions & Strategic Alliances

●assisting the Board in evaluating investment, acquisition, enterprise services, joint venture and divestiture transactions in which we engage as part of our business strategy from time to time; and
●overseeing our integration planning and execution and the financial results of such transactions after integration.

Capitalization; Debt & Obligations; Swaps

●reviewing and overseeing company investing decisions, capital structure, and the allocation of free cash flow, as well as overseeing our loans and loan guarantees of third-party debt and obligations; and
●reviewing and overseeing the execution of HP’s strategic plans and the Value Plan.

Technology Strategies & Guidance

●overseeing the execution of technology strategies formulated by management and making recommendations to the Board as to scope, direction, quality, investment levels, and execution of our technology strategies; and
●providing guidance on technology as it may pertain to, among other things, market entry and exit; investments, mergers, acquisitions and divestitures; new business divisions and spin-offs; R&D investments; and key competitor and partnership strategies.

Risk Oversight and Assessment

●overseeing the execution of derivatives and financial risk hedging strategy;
●assessing risk and return of financial investments and managing risk levels in the deployment of capital;
●reviewing acquisition and integration risks associated with M&A transactions and strategic alliances; and
●reviewing other risks relating to the matters described above and management’s approach to addressing these risks.

24

Corporate Governance and Board of Directors

Nominating, Governance and Social Responsibility Committee
Shumeet Banerji Chair	Other Members: Aida M. Alvarez Charles “Chip” V. Bergh Bruce Broussard Stacy Brown-Philpot Judith “Jami” Miscik Kim K.W. Rucker Number of Meetings: 5

The NGSR Committee oversees and represents and assists the Board (and management, as applicable) in fulfilling its responsibilities relating to our corporate governance, Director nominations and elections, HP’s policies and programs relating to global citizenship and other legal, regulatory and compliance matters relating to current and emerging political, environmental, global citizenship and public policy trends.

Specific duties and responsibilities of the NGSR Committee include, among other things:

Board Matters

●developing and recommending to the Board the criteria for identifying and evaluating Director candidates and identifying and recommending candidates to be nominated for election as Directors at our annual meeting, consistent with criteria approved by the Board, as well as director succession planning;
●annually assessing the size, structure, functioning, and composition of the Board and recommending assignments of Directors to Board committees and chairs of Board committees; and
●periodically reviewing the Board’s leadership structure, recommending changes to the Board as appropriate.

HP Governing Documents & Corporate Governance Guidelines & Other Policies

●conducting a preliminary review of Director independence and the financial literacy and expertise of Audit Committee members, and making recommendations to the Board related to such matters; and
●developing and regularly reviewing corporate governance principles, including our Corporate Governance Guidelines.

ESG Matters

●reviewing emerging corporate governance issues and practices;
●reviewing HP’s annual “Sustainable Impact Report,” which addresses HP’s supply chain and environment and sustainability performance; and
●overseeing the policies relating to, and the way HP conducts, its government relations activities.

Risk Oversight and Assessment

●identifying, evaluating, and monitoring social, political, and environmental trends, issues, concerns, and risks;
●monitoring legislative proposals and regulatory developments that could significantly affect the public affairs of HP; and
●reviewing other risks relating to the matters described above and management’s approach to addressing these risks.

The Board determined that Mr. Banerji, who serves as Chair of the NGSR Committee, and each of the other NGSR Committee members (Ms. Alvarez, Mr. Bergh, Mr. Broussard, Ms. Brown-Philpot, Ms. Miscik and Ms. Rucker) are independent within the meaning of the NYSE director independence standards.

2022 PROXY STATEMENT	25

Corporate Governance and Board of Directors

HR and Compensation Committee
Stephanie A. Burns Chair	Other Members: Aida M. Alvarez Shumeet Banerji Charles “Chip” V. Bergh Bruce Broussard Number of Meetings: 6

The HR and Compensation (“HRC”) Committee discharges the Board’s responsibilities related to the compensation of our executives and Directors and provides general oversight of our compensation structure, including our equity compensation plans and benefits programs.

Specific duties and responsibilities of the HRC Committee include, among other things:

Executive Compensation Philosophy, Peer Group, Design, & Performance Reviews

●reviewing the overall compensation philosophy and strategy with respect to HP’s executive officers and reviewing and approving short-term and long-term incentive plan design, structure and goals;
●conducting annual performance evaluation of the CEO; soliciting feedback across the organization and recommending all elements of the CEO’s compensation to the independent members of the Board for their review and approval; and
●reviewing and approving objectives relevant to other executive officer compensation such as performance feedback and evaluating performance and determining the compensation of other executive officers in accordance with those objectives.

Other Compensation & Employee Benefit Plans

●overseeing and monitoring the effectiveness of non-equity-based benefit plan offerings, including but not limited to non-qualified deferred compensation, fringe benefits, and any perquisites, in particular those pertaining to Section 16 officers, and approving any material new employee benefit plan or change to an existing plan that creates a material financial commitment by HP; and
●monitoring analysis on pay equity as well as assessing analytical tools that can provide more real time assessments.

Director Compensation

●establishing compensation policies and practices for service on the Board and its committees, including annually reviewing the appropriate level of Director compensation and recommending to the Board any changes to that compensation.

Executive Succession Planning & Leadership Development

●reviewing senior management selection and overseeing succession planning, leadership development and driving CEO succession planning process in partnership with the Chairman and full Board.

Risk Oversight and Assessment

●overseeing, approving, and evaluating HP’s overall human resources and compensation structure, policies and programs, assessing whether they establish appropriate incentives and leadership development opportunities for management and other employees, and confirming they do not encourage risk taking that is reasonably likely to have a material adverse effect on HP.

People Processes & Culture

●reviewing employee engagement and cultural initiatives including key training and development programs (such as leadership and manager training, unconscious bias), Diversity, Equity and Inclusion (DEI) programs and results of the annual employee engagement survey; and
●monitoring the key health metrics to evaluate the workforce including workforce diversity and inclusion, pay equity, employee engagement key hires, turnover and retention and restructuring.

The Board determined that Dr. Burns, who serves as Chair of the HRC Committee, and each of the other HRC Committee members (Ms. Alvarez, Mr. Banerji, Mr. Bergh and Mr. Broussard) are independent within the meaning of the NYSE standards of independence for directors and compensation committee members.

26

Corporate Governance and Board of Directors

About Our Corporate Governance

Governance Practices

HP has a history of strong corporate governance and we have always led by example, adopting changes in line with our commitment to the highest standards of governance. As part of this commitment, the Board takes an active role in ensuring we embrace “best practices” in corporate governance and recognizes the importance of soliciting input from HP’s stockholders and other stakeholders. The following examples highlight some of the key features of our corporate governance policies and practices, including updates we have recently made to strengthen our policies and practices:

✓Independent Board Chairman
✓Supermajority of independent directors
✓Reasonable average director tenure
✓Annual election of directors
✓Majority vote for directors in uncontested elections
✓Committee memberships limited to independent directors
✓Executive sessions of non-employee directors

✓Annual Board and Committee self-evaluations
✓Strong director and officer stock ownership guidelines
✓Director-shareholder engagement program
✓One share, one vote
✓Stockholder right to call a special meeting (15% threshold)
✓Stockholder right to proxy access (3% threshold for 3 years)
✓No poison pill

Board Leadership Structure

The HP Board periodically evaluates its leadership structure, taking into account the evolving needs of the business and the interests of HP’s stockholders. The Board believes that it is in the best interests of the Company and its stockholders to separate the Chairman of the Board and Chief Executive Officer roles and for our Chairman to be independent. Currently, Mr. Bergh serves as our independent Chairman of the Board. Our Board believes that our current structure, with an independent Chairman who is well-versed in the needs of a complex business and has strong, well-defined governance duties, gives our Board a strong leadership and corporate governance structure that best serves the needs of HP and its stockholders. The Board will continue to evaluate its leadership structure on an ongoing basis and may make changes as appropriate to HP and its future needs.

Charles “Chip” V. Bergh Independent Chairman

The independent Chairman has the following responsibilities:

●oversees the planning of the annual Board calendar;
●in consultation with the CEO and the other Directors, schedules, approves and sets the agenda for meetings of the Board and chairs and leads the discussion at such meetings;
●chairs HP’s annual meeting of stockholders;
●is available in appropriate circumstances to speak on behalf of the Board and for consultation and direct communication with major stockholders upon request;
●provides guidance and oversight to management;
●helps with the formulation and implementation of HP’s strategic plan;
●serves as the Board liaison to management;
●has the authority to call meetings of the independent Directors and schedules, sets the agenda for, and presides at executive sessions of the independent Directors;
●approves information sent to the Board;
●reviews/is consulted in preparing agendas for committee meetings;
●works with the HRC Committee to coordinate the annual performance evaluation of the CEO;
●works with the NGSR Committee to oversee the Board and committee evaluations and recommends changes to improve the Board, the committees, and individual Director effectiveness; and
●performs such other functions and responsibilities as set forth in the Corporate Governance Guidelines or as requested by the Board from time to time.

Executive Sessions

During fiscal 2021, the Directors regularly met in executive session, including executive sessions of only the independent Directors. Throughout fiscal 2021, Mr. Bergh served as independent Chairman. As such, Mr. Bergh scheduled and chaired each executive session held during fiscal 2021. Any independent Director may request that an additional executive session be scheduled. Board Committees also have regular executive sessions without management present.

2022 PROXY STATEMENT	27

Corporate Governance and Board of Directors

Meeting Attendance

During fiscal 2021, the Board held seven meetings, all of which included executive sessions. Each incumbent Director serving during fiscal 2021 attended at least 75% of the aggregate of all Board and applicable committee meetings held during the period that he or she served as a Director. During fiscal 2021, we had the following four standing committees, which held the number of meetings indicated in parentheses during fiscal 2021: Audit Committee (13); FIT Committee (12); HRC Committee (6); and NGSR Committee (5). All the committee charters are available on our investor relations website at https://investor.hp.com/governance/governance-documents/default.aspx.

Directors are encouraged to participate in our annual meeting of stockholders. Twelve of our thirteen then-serving Directors attended our last annual meeting, held on April 13, 2021.

Director Independence

Our Corporate Governance Guidelines, which are available on our website at https://investor.hp.com/governance/governance-documents/default.aspx, provide that a substantial majority of the Board will consist of independent Directors and that the Board can include no more than three Directors who are not independent Directors. The independence standards can be found as Exhibit A to our Corporate Governance Guidelines. Our Director independence standards are consistent with, and in some respects more stringent than, the NYSE director independence standards. In addition, each member of the Audit Committee meets the heightened independence standards required for audit committee members under the applicable listing and SEC standards and each member of the HRC Committee meets the heightened independence standards required for compensation committee members under the applicable listing standards and SEC standards.

Under our Corporate Governance Guidelines, a Director will not be considered independent in the following circumstances:

●The Director is, or has been within the last three years, an employee of HP, or an immediate family member of the Director is, or has been within the last three years, an executive officer of HP.
●The Director has been employed as an executive officer of HP, its subsidiaries or affiliates within the last five years.
●The Director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from HP, other than compensation for Board service, compensation received by a Director’s immediate family member for service as a non-executive employee of HP, and pension or other forms of deferred compensation for prior service with HP that is not contingent on continued service.
●(A) The Director or an immediate family member is a current partner of the firm that is HP’s internal or external auditor; (B) the Director is a current employee of such a firm; (C) the Director has an immediate family member who is a current employee of such a firm and who personally worked on HP’s audit; or (D) the Director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on HP’s audit within that time.
●The Director or an immediate family member is, or has been in the past three years, employed as an executive officer of another company where any of HP’s present executive officers at the same time serves or has served on that company’s compensation committee.
●The Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, HP for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues for such company’s last completed fiscal year.
●The Director is affiliated with a charitable organization that receives significant contributions from HP.
●The Director has a personal services contract with HP or an executive officer of HP.

For these purposes, an “immediate family” member includes a person’s spouse, parents, stepparents, children, step-children, siblings, mother- and father-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than domestic employees) who shares the Director’s home.

In determining independence, the Board reviews whether Directors have any material relationship with HP. An independent Director must not have any material relationship with HP, either directly or as a partner, stockholder or officer of an organization that has a relationship with HP, nor any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. In assessing the materiality of a Director’s relationship to HP, the Board considers all relevant facts and circumstances, including consideration of the issues from the Director’s standpoint and from the perspective of the persons or organizations with which the Director has an affiliation, and is guided by the standards set forth above.

In making its independence determinations, the Board considered transactions occurring since the beginning of fiscal 2019 between HP and entities associated with the independent Directors or their immediate family members. In addition to the transactions described below under the heading “Fiscal 2021 Related-Person Transactions,” if any, the Board’s independence determinations included consideration of the following transactions:

Current Directors:

●Mr. Bergh has served as President and Chief Executive Officer and a Director of Levi Strauss & Co. since September 2011. HP has entered into transactions for the purchase and sale of goods and services in the ordinary course of its business during the past three fiscal years with Levi Strauss & Co. The amount that HP paid in each of the last three fiscal years to Levi Strauss & Co., and the amount received in each fiscal year by HP from Levi Strauss & Co., did not, in any of the previous three fiscal years, exceed the greater of $1 million or 2% of either company’s consolidated gross revenues.

28

Corporate Governance and Board of Directors

●	Mr. Broussard has served as President and Chief Executive Officer of Humana Inc. since 2011 and 2013, respectively. HP has entered into transactions for the purchase and sale of goods and services in the ordinary course of its business during the past three fiscal years with Humana. The amount that HP paid in each of the last three fiscal years to Humana, and the amount received in each fiscal year by HP from Humana, did not, in any of the previous three fiscal years, exceed the greater of $1 million or 2% of either company’s consolidated gross revenues.
●	Dr. Suresh has served as President of Nanyang Technological University since January 2018. HP has entered into transactions for the purchase and sale of goods and services in the ordinary course of its business during the past three fiscal years with Nanyang Technological University. The amount that HP paid in each of the last three fiscal years to Nanyang Technological University, and the amount received in each fiscal year by HP from Nanyang Technological University, did not, in any of the previous three fiscal years, exceed the greater of $1 million or 2% of either entity’s consolidated gross revenues.
●	Ms. Matsuoka, who served on our Board during fiscal 2021 until April 2021, has served as Division CEO at Panasonic since October 2019. HP has entered into transactions for the purchase and sale of goods and services in the ordinary course of its business during the past three fiscal years with Panasonic. The amount that HP paid in each of the last three fiscal years to Panasonic, and the amount received in each fiscal year by HP from Panasonic, did not, in any of the previous three fiscal years, exceed the greater of $1 million or 2% of either company’s consolidated gross revenues.
●	Each of Mr. Banerji, Mr. Bennett, Mr. Broussard, Ms. Brown-Philpot, Dr. Burns, Ms. Citrino, Ms. Miscik and Ms. Rucker, as well as Ms. Matsuoka and Mr. Mobley, each of whom served on our Board for a portion of fiscal 2021, or one of their immediate family members, is a non-employee director, trustee or advisory board member of another company that did business with HP at some time during the past three fiscal years. These business relationships were as a supplier or purchaser of goods or services in the ordinary course of business.

As a result of this review, the Board has determined the transactions described above and below under the heading “Fiscal 2021 Related-Person Transactions,” if any, would not interfere with the Director’s exercise of independent judgment in carrying out the responsibilities of a Director. The Board has also determined that, with the exception of Mr. Lores, (i) each of HP’s remaining Directors, including Ms. Alvarez, Mr. Banerji, Mr. Bennett, Mr. Bergh, Mr. Broussard, Ms. Brown-Philpot, Dr. Burns, Ms. Citrino, Mr. Clemmer, Ms. Matsuoka (during the portion of fiscal 2021 she served on the Board), Ms. Miscik, Mr. Mobley (during the portion of fiscal 2021 he served on the Board), Ms. Rucker and Dr. Suresh, and (ii) each of the members of the Audit Committee, the HRC Committee and the NGSR Committee, has (or had) no material relationship with HP (either directly or as a partner, stockholder or officer of an organization that has a relationship with HP) and is (or was) independent within the meaning of the NYSE and our Director independence standards. The Board has determined that Mr. Lores is not independent because of his status as our current President and CEO.

Board Operations

Board Leadership

Chairman	Committee Chairs
Charles “Chip” V. Bergh	Mary Anne Citrino Audit	Robert R. Bennett Finance, Investment and Technology	Stephanie A. Burns HR and Compensation	Shumeet Banerji Nominating, Governance and Social Responsibility

Other Members:
Aida M. Alvarez
Shumeet Banerji
Robert R. Bennett
Bruce Broussard
Stacy Brown-Philpot
Stephanie A. Burns
Mary Anne Citrino
Richard L. Clemmer
Enrique Lores
Judith “Jami” Miscik
Kim K.W. Rucker
Subra Suresh

Seven meetings in fiscal 2021

2021 Highlights
●Corporate strategy
●Enterprise risk management
●Supply chain resiliency
●Diversity, equity and inclusion
●Sustainable Impact and ESG goals and performance
●Value plan allocation and long-term plan
●Data privacy
●Talent review, succession planning and human capital management
●Board refreshment
●Core and growth businesses
●Macroeconomic, geopolitical and regulatory landscape

2022 PROXY STATEMENT	29

Corporate Governance and Board of Directors

Board Oversight of Strategy

One of the Board’s primary responsibilities is overseeing management’s establishment and execution of HP’s strategy and the associated risks. The full Board oversees strategy and strategic risk through constructive engagement with management. The diverse mix of highly relevant and complementary skills, experiences and backgrounds our directors possess helps facilitate strong oversight of HP’s management and HP’s strategy to advance, disrupt and transform. At least annually, management reviews with the Board HP’s overall corporate strategy and key commercial and strategic risks and the Board provides input to management. Throughout the year, the Board reviews HP’s progress against its strategic plan. In addition, throughout the year, the Board reviews specific strategic initiatives and provides additional oversight.

Board Oversight of Risk

The Board, with the assistance of committees of the Board as discussed below, reviews and oversees our enterprise risk management (“ERM”) program. This enterprise-wide program is designed to enable effective and efficient identification of, and management’s visibility into, critical enterprise risks. It also facilitates the incorporation of risk considerations into decision making. The ERM program was established to clearly define risk management roles and responsibilities, bring together senior management to discuss risk, promote visibility and constructive dialogue around risk at the senior management and Board levels and facilitate appropriate risk response strategies. Under the ERM program, management develops a holistic portfolio of our enterprise risks by facilitating business and function risk assessments, performing targeted risk assessments and incorporating information regarding specific categories of risk gathered from various internal HP organizations. Management then develops risk response plans for risks categorized as needing management focus and response and monitors other identified risk focus areas. Management provides regular reports on the risk portfolio and risk response efforts to senior management and to the Audit Committee.

The Board also considers specific risk topics in connection with this process. For example, information and technology security is a critical part of our risk management program. HP has a dedicated Chief Information Security Officer (CISO), whose team is responsible for leading HP’s information and technology security policies, standards, and processes. Additionally, HP employees and contractors are required to complete trainings that cover security and privacy best practices and company policies. The Board regularly receives updates from management regarding our information and technology security program, and, at least quarterly, the CISO reports directly to the Board or the Audit Committee on these matters.

The Board oversees management’s implementation of the ERM program, including reviewing our enterprise risk portfolio and evaluating management’s approach to addressing identified risks. Various Board committees also contribute to the oversight and management of risks, and supplement the ERM program, within their respective areas of responsibility, as follows:

BOARD ●Stays informed of our risk profile and oversees ERM program ●Considers risk in connection with strategic planning and other matters

AUDIT
●Financial reporting and processes
●Selection and performance of independent auditor
●Audit and non-audit services
●Internal and disclosure controls and procedures
●Internal audit staffing and performance
●Risk assessment and management
●Information and technology security
FINANCE, INVESTMENT AND TECHNOLOGY
●Treasury policy and operations
●Liquidity
●Capital allocation, investment, and shareholder return
●Mergers and acquisitions
●Growth and technology strategies
●Risk assessment and management
HR AND COMPENSATION
●HR policy
●Executive and director compensation
●CEO and executive succession planning
●Talent and leadership development
●Diversity, equity and inclusion
●Risk assessment and management
NOMINATING, GOVERNANCE AND SOCIAL RESPONSIBILITY
●Board composition and tenure
●Director recruiting
●Public policy and government relations
●Sustainability impact and social responsibility
●Risk assessment and management

HP MANAGEMENT HP Management advises the Board and its Committees of key risks and the status of ongoing efforts to address these risks

30

Corporate Governance and Board of Directors

Spotlight on Board Oversight of ESG

The Board and its committees actively oversee HP’s Sustainable Impact, strategy and related risks. Below we have included an update on our Board’s involvement in our Environmental, Social and Governance (“ESG”) efforts.

Climate Action

The NGSR Committee oversees HP’s progress on ESG policies and programs including relevant sustainability issues related to carbon emissions, circularity and forests. The Board receives regular updates on our progress toward our sustainable impact and targets.

Human Rights

The HRC Committee provides guidance and direction regarding our talent recruitment and retention strategies, including management succession planning, with a focus on ensuring our leadership represents the diversity of our workforce and customers worldwide. The Audit Committee’s oversight of our ERM program includes oversight of our global human rights program and supply chain responsibility program and policies, which involves working with our suppliers to protect and empower all workers in our supply chain, not just HP employees.

Digital Equity The Board and Committees provide input on broad-based strategies to accelerate digital equity, and for corporate giving, including financial funding and employee engagement.

Our Approach to Accelerating our ESG Impact

Climate Action PLANET	Shrinking Our Footprint With a focus on carbon emissions, circularity, and forests, HP is taking a holistic approach to addressing our impact on climate change.

We are working to reduce climate impacts across our entire value chain, which includes our supply chain, our own operations, and customer use of our products and services. Our ultimate goal is to achieve net zero greenhouse gas (GHG) emissions by 2040, with an interim goal to reduce our absolute value chain emissions 50 percent, compared to 2019 levels, by 2030. This target is in line with the latest climate science and the 1.5°C reduction pathways called for by the Paris Agreement.

More information on our goals and progress is reported in our annual Sustainable Impact Report, available on our website.

To better meet the needs of investors and other stakeholders, this year we added a Task Force on Climate-related Financial Disclosures index to our Sustainable Impact Report. Our Sustainable Impact Report now includes disclosures aligned with the following ESG frameworks: Sustainability Accounting Standards Board (SASB), Task Force on Climate-Related Financial Disclosure (TCFD), Global Reporting Initiative (GRI), and the World Economic Forum International Business Council (WEF IBC).

2022 PROXY STATEMENT	31

Corporate Governance and Board of Directors

Human Rights PEOPLE

Driving Impact Through Our Supply Chain

Through our supply chain responsibility program, we work to improve labor conditions within supplier factories, tackle industry-wide challenges such as forced labor and conflict minerals, and build essential worker and management skills and capabilities.

We engage with suppliers in a wide range of ways to promote responsibility. Suppliers representing 95% of HP’s total production supplier spend have gone through a social and environmental assessment, and suppliers representing about 40% of production supplier spend completed on-site social and environmental audits during 2020.

We are aiming to reach one million workers by 2030 through worker empowerment programs that will go above and beyond the typical risk management approach to seek positive changes through training and personal development.

In 2020
46,000 supplier factory workers participated in five worker empowerment programs	13% increase in factory participation in HP’s supply chain sustainability programs, compared to 2015

Diversity, Equity and Inclusion

Innovation at HP comes from the diverse perspectives, knowledge, and experiences of our employees. We strive to create an inclusive workplace where people can bring their authentic selves to work. As part of our Sustainable Impact strategy, we set aggressive targets, including achieving 50/50 gender equality in leadership by 2030. For additional information on diversity, equity and inclusion at HP, please refer to “Our Approach to Human Capital Management.”

Digital Equity COMMUNITY

Accelerating Digital Equity

The digital divide is the economic, educational and social inequalities that exist between those that have access to the hardware, connectivity, quality and relevant content, and digital literacy—and those who do not. Digital equity is the path for everyone, everywhere to have equal access to education, healthcare and economic opportunity. We believe digital equity will be achieved when every person has equitable and inclusive access to skills and knowledge, services and opportunities in the digital economy.

Our goal is to accelerate digital equity for 150 million people by 2030 through one or more of these key elements: hardware (e.g., laptop or printer), connectivity (e.g., access to the Internet), quality, relevant content (e.g., learning materials), and digital literacy (e.g., skills to use the technology). Our work contributes to the UN Sustainable Development Goals and focuses on four communities that are most likely to experience the digital divide: women and girls, people with disabilities (including aging populations), historically excluded and marginalized communities, and educators and practitioners.

50+ million students & adult learners have benefited from HP’s education programs and solutions since the beginning of 2015	155,000 new users reached through HP LIFE in 2020—up 210% from 2019

32

Corporate Governance and Board of Directors

Driving Local Impact

We contribute skills, technology, partnerships, and investments to strengthen the resilience and vitality of our local communities and connect them to greater economic and social opportunity through technology.

In 2020, providing relief and support for those affected by COVID-19 was a primary focus. HP donated $13.86 million in products during the year, and the HP Foundation contributed $3 million in grants to support communities impacted by the pandemic: $1 million to provide critical medical supplies, and $2 million for broader relief. The HP Foundation also expanded the HP LIFE program to reach students and learners around the world who had their educations interrupted by school closures and a lack of access to technology.

In 2020
$17.57M in corporate giving (cash contributions and products)	$9.88M in HP Foundation giving	127,000 volunteering hours contributed by 6,650 employees	$2.65M in employee giving	10,400 volunteer hours during 40 Days of Doing Good, supporting 112 projects

Our Approach to Human Capital Management

Approximately 51,000 employees worldwide power HP’s innovation, contributing unique perspectives and a growth mindset to create breakthrough technologies and transformative solutions. We are committed to fostering a diverse, equitable, and inclusive workplace that attracts, retains, and advances exceptional talent. Through ongoing employee development, comprehensive compensation and benefits, and a focus on health, safety, and employee wellbeing, we strive to support our employees in all aspects of their lives so they can do their best work—while learning, growing, and feeling engaged.

The Board’s Role in Human Capital Management

Our Board, through the HRC Committee, oversees HP’s key human capital management strategies and programs and is responsible for, among other things:

●	reviewing employee engagement and cultural initiatives including key training and development programs, diversity, equity and inclusion programs and results of the annual employee engagement survey; and
●	monitoring key workforce health metrics including workforce diversity, key hires, turnover and retention and restructuring.

Management regularly updates the Board and the HRC Committee on the status of such initiatives and programs.

Diversity, Equity and Inclusion (DEI)

Innovation at HP comes from the diverse perspectives, backgrounds, knowledge, and unique experiences of our employees. We strive to create an inclusive workplace where people bring their authentic selves to work and can reach their full potential.

Our commitment to DEI starts at the top with a highly knowledgeable, skilled and diverse board of directors. We are among the top technology companies for women in executive positions. Women represent 32.5% of HP’s full-time executive positions globally. We are committed to improving representation of women at HP overall, with an intentional focus on leadership and technical roles globally.

In fiscal year 2021, 44.8% of our U.S. hires were ethnically diverse. We continue to work on removing barriers for underrepresented employees by creating equitable programs, training and development opportunities to grow and promote our employees.

To ensure leadership embeds a strong focus on DEI, each executive leader has individual performance goals under the Management by Objectives (“MBOs”) program tied to DEI. Our Board has ongoing oversight of these programs.

HP is committed to embracing a culture that not only denounces racism but is actively anti-racist, and to using HP’s platform, technology, and resources as a force for positive change. HP’s Racial Equality and Social Justice Taskforce addresses systemic racism by advancing efforts inside HP, accelerating our external ecosystem and affecting change at the local and national level.

Pay Equity

We believe people should be paid equitably for what they do and how they do it, regardless of their gender, race, or other personal characteristics. To deliver on that commitment, we benchmark and set pay ranges based on relevant market data and consider factors such as an employee’s role and experience, and their performance. We also regularly review our compensation practices, both in terms of our overall workforce and individual employees, to ensure our pay is fair and equitable.

2022 PROXY STATEMENT	33

Corporate Governance and Board of Directors

For the past five years, HP has reviewed employees’ compensation with the support of independent third-party experts to ensure consistent pay practices.

HP expanded its annual pay equity assessment in fiscal year 2021 — evaluating the nine countries with our largest employee populations, representing 72% of our global workforce. The independent analysis determined there were no systemic issues.

Any areas of potential concern, considering what we would expect employees to be paid when evaluating their skills, qualifications, and experience were reviewed and addressed as part of our off-cycle compensation process.

Employee Engagement

We have focused on driving engagement in three focus areas:

Improving the Way We Work: Enhancing tools and processes to increase employee productivity and effectiveness.	Developing Our People: Bolstering learning and development to maximize career growth opportunities and creating an inclusive work environment where all can thrive.	Building Our Future: Driving innovation, agility, and employee alignment with HP’s strategy and direction.

As part of our employee engagement process, we regularly collect feedback from employees to better understand and improve their experiences and identify opportunities to strengthen our culture. In fiscal year 2021, 95% of employees participated in our annual employee engagement survey. Employee engagement globally remained stable as compared to fiscal year 2020. Ethics and integrity as well as employees feeling that HP values diversity were both highly rated, at 96% and 94%, respectively. Our Inclusion Index reported 87% of employees experience an inclusive work environment at HP.

Talent and Learning

HP employees have access to a wide range of development opportunities, including virtual, social, and self-directed learning, as well as mentoring and coaching. We offer a variety of collaborative learning experiences, connection to a network of subject matter experts, and a social learning platform that enables employees to integrate development into their daily routines.

In fiscal year 2021, 99% of employees participated in learning and development activities, and we estimate that employees (on average) spent more than 30 hours participating in development activities through the year. The 2021 annual employee survey revealed that 84% of employees felt HP actively supported their learning and development.

Through fiscal year 2021 we accelerated our transition toward more holistic approaches of employee development, with additional trainings supporting employee wellbeing and remote working. More than 25,000 employees participated in new virtual business, professional, digital, and career development live trainings.

In addition to the above, we have key focus areas on leadership development and digital skills. Our priority leadership development programs included our new Hire EQ development program to improve our diversity hiring practices, and the Senior Leader Meeting Connect program to develop global business leadership insights and learn from external best practices. In fiscal year 2021, we continued our focus on the HP digital literacy campaign (Speak Digital) targeted to all employees to increase knowledge of digital technologies and emerging trends in customer experience and innovation.

Health, Safety and Wellness

The physical health, financial wellbeing, life balance and mental health of our employees are vital to HP’s success. Our environmental, health, and safety leadership team uses our global injury and illness reporting system to assess worldwide and regional trends as a part of quarterly reviews. Our manufacturing facilities represent our most significant health and safety risks due to higher potential exposure to chemicals and machinery related hazards. Reducing and effectively managing risks at these facilities remains a focus, and injury rates continue to be low.

We also sponsor a global wellness program designed to enhance physical, financial, and mental wellbeing for all our employees around the world.

Throughout the year, we encourage healthy behaviors through regular communications, educational sessions, voluntary progress tracking, wellness challenges, and other incentives.

Throughout the COVID-19 pandemic, a top priority of HP’s has been the health, safety, and wellbeing of employees and their families. Our cross-functional COVID-19 program management office meets regularly to review the latest data from HP business and site leaders, identify and address emerging risks, and formulate HP’s response to actions taken by governments and public policy organizations. We've put in place global policies and protocols based on guidance from healthcare experts and public health leaders, and regularly review and update them to reflect the best, most current information available.

Hybrid Work Strategy

We are embracing hybrid ways of working across HP and introduced new flexible working guidelines in July 2021. Hybrid Work at HP balances more workplace flexibility with time together to collaborate and connect in person at our HP sites. Our goal is to provide the ability to work seamlessly across a diverse ecosystem of workplaces, enabled by enhanced tools and technology designed to optimize productivity and collaboration.

In summary, we aim to cultivate a healthy, supportive and inclusive environment that enables employees to do their best work, while developing themselves and reaching their full potential.

34

Corporate Governance and Board of Directors

Compensation Risk Assessment

During fiscal 2021, Frederic W. Cook and Co., Inc. (“FW Cook”), independent compensation consultant to the HRC Committee, conducted an annual risk assessment of our executive compensation program as well as incentive and commission arrangements below the executive level. In addition, management separately reviewed the administration and controls for incentive plans below the executive level.

Based on these reviews, the HRC Committee concluded that our compensation program does not create risks that are reasonably likely to have a material adverse effect on HP, and that our program reflects a balance in design, policies, management controls, and HRC Committee oversight that is consistent with market “best-practice” for mitigating potential compensation-related risk.

Code of Conduct

We maintain a code of business conduct and ethics for Directors, officers and employees known as Integrity at HP, which is available on our website at https://investor.hp.com/governance/integrity-at-hp/default.aspx. If the Board grants any waivers from Integrity at HP to any of our Directors or executive officers, or if we amend Integrity at HP, we will, if required, disclose these matters via updates to our website on a timely basis. In June 2021, the Board received its annual ethics training.

Stockholder Outreach

We believe that effective corporate governance should include regular, constructive conversations with our stockholders. Over the past year, the Board engaged with stockholders, including seeking and encouraging feedback from stockholders about our corporate governance practices by conducting stockholder outreach and engagement throughout the year.

Engagement
Our Annual Director Stockholder Outreach Program In fiscal 2022, prior to the filing of the proxy statement, we conducted our annual outreach regarding our governance profile.		Other Ways We Engage ●Quarterly earnings calls ●Industry presentations and conference ●Company-hosted events presentations ●Securities analyst meeting
Who Participated ●Chairman of the Board ●Chair of the HRC Committee ●Other members of the Board ●Senior Management ●Investor Relations ●Subject Matter Experts	How We Engage ●One-on-one and group meetings in-person and virtually ●Written and electronic communications

WHO WE ENGAGED	TOPICS DISCUSSED
Fiscal 2021 - Annual Outreach ~50% of our outstanding stock during fiscal 2021, as well as with proxy advisor firms.	Strategy and Business Performance	Our strategic focus on driving long-term value creation, disruptive innovation, as well as a purpose-driven culture and our multi-year plan to advance, disrupt and transform
	Governance Practices	Board composition, diversity and oversight and governance and executive compensation practices
Fiscal 2022 - Governance Profile Outreach ~30% of our outstanding stock, as well as proxy advisor firms.	Executive Compensation	Structure of executive compensation programs and focus on diversity, inclusion, talent development and culture
	ESG & Sustainable Impact	Sustainable Impact strategy, human capital management, pay equity and diversity and inclusion

2022 PROXY STATEMENT	35

Corporate Governance and Board of Directors

Other Ways HP Communicates with Stockholders

Communications with the Board

Stockholders and other interested parties can contact the HP Board by email at bod@hp.com or by mail at the HP Board of Directors, 1501 Page Mill Road, Palo Alto, California 94304.

All Directors have access to this correspondence. In accordance with instructions from the Board, the Secretary to the Board reviews all correspondence, organizes the communications for review by the Board and posts communications to the full Board or to individual Directors, as appropriate. Our independent Directors have requested that certain items that are unrelated to the Board’s duties, such as spam, junk mail, mass mailings, solicitations, resumes and job inquiries, not be posted. Communications that are intended specifically for the Chairman of the Board, other independent Directors, or the non-employee Directors should be sent to the e-mail address or street address noted above, to the attention of the Chairman of the Board.

Related-Person Transactions Policies and Procedures

Related-Person Transactions Policy

We have adopted a written policy for approval of transactions between us and our non-employee Directors, Director nominees, executive officers, beneficial owners of more than 5% of HP’s stock, and their respective immediate family members where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single calendar year.

The policy provides that the NGSR Committee reviews certain transactions subject to the policy and decides whether to approve those transactions. In doing so, the NGSR Committee determines whether the transaction is not inconsistent with the interests of HP and its stockholders. In making that determination, the NGSR Committee considers, among other factors it deems appropriate:

●	the extent of the related-person’s interest in the transaction;
●	whether the transaction is on terms generally available to an unaffiliated third party under the same or similar circumstances;
●	the benefits to HP;
●	the impact or potential impact on a Director’s independence in the event the related person is a Director, an immediate family member of a Director or an entity in which a Director is a partner, 10% stockholder or executive officer;
●	the availability of other sources for comparable products or services; and
●	the terms of the transaction.

The NGSR Committee has delegated authority to the Chair of the NGSR Committee to pre-approve transactions where the aggregate amount involved is expected to be less than $1 million.

A summary of any new transactions pre-approved by the Chair is provided to the full NGSR Committee for its review at each of the NGSR Committee’s regularly scheduled meetings.

The NGSR Committee has adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include:

●	compensation of executive officers that is excluded from reporting under SEC rules where the HRC Committee approved (or recommended that the Board approve) such compensation;
●	non-employee Director compensation;

36

Corporate Governance and Board of Directors

●	transactions with another company with a value that does not exceed the greater of $1 million or 2% of the other company’s annual revenues, where the related-person has an interest only as an employee (other than executive officer), Director or beneficial holder of less than 10% of the other company’s shares;
●	contributions to a charity in an amount that does not exceed the greater of $1 million or 2% of the charity’s annual receipts, where the related person has an interest only as an employee (other than executive officer) or non-employee Director;
●	transactions where all stockholders receive proportional benefits; and
●	transactions with another publicly traded company where the related person’s interest arises solely from beneficial ownership of more than 5% of HP’s common stock and ownership of a non-controlling interest in the other publicly traded company.

A summary of new transactions covered by the standing pre-approvals relating to other companies (as described above) is provided to the NGSR Committee for its review in connection with that committee’s regularly scheduled meetings.

Fiscal 2021 Related-Person Transactions

We enter into commercial transactions in the ordinary course of our business with many entities for which our executive officers or non-employee Directors serve as non-employee Directors and/or employees. All those transactions were pre-approved transactions as defined above. There have otherwise been no related-person transactions (actual or proposed) since the beginning of HP’s last completed fiscal year.

How We Are Compensated

Director Compensation and Stock Ownership Guidelines

Non-employee Director compensation is determined annually by the independent members of the Board acting on the recommendation of the HRC Committee. In formulating its recommendation, the HRC Committee considers market data for our peer group and input from the independent compensation consultant retained by the HRC Committee. Mr. Lores, as an employee of the Company, does not receive any separate compensation for his HP Board service.

For the 2021 Board year, which began March 1, 2021 (and therefore approximates the period between annual stockholder meetings when non-employee Directors are regularly elected), each non-employee Director was initially entitled to receive an annual cash Board retainer of $105,000. Non-employee Directors may elect to defer up to 100% of their annual cash retainer. Additionally, in lieu of the annual cash retainer, non-employee Directors may elect to receive an equivalent value of equity in fully vested shares. For fiscal 2021, two non-employee Directors elected to defer their annual cash retainer. Each non-employee Director also received an annual equity Board retainer of $220,000 for service during the 2021 Board year, with regular grants on the date of the annual stockholder meeting. Equity grants to non-employee Directors are primarily intended to strengthen alignment with stockholder interests and to reinforce a long-term ownership view of the Company and its value. Retention is not the focus of equity grants for non-employee Directors, which is why such equity grants are not subject to service-related vesting. Non-employee Directors may elect to defer the settlement of shares received as part of the program until either (a) the first to occur of the Director’s death, disability (as defined in Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”)) or when the non-employee Director no longer serves as a member of the HP Board (a “Separation From Service” as defined in Section 409A of the Code) or (b) April 1 of a given year.

The Chairman of the Board receives an additional $200,000 annual cash retainer in recognition of the greater duties that the position requires. In addition to the regular annual cash and equity retainers, and the Chairman retainer described above, the non-employee Directors who served as chairs of standing committees during fiscal 2021 received cash retainers for such service.

ANNUAL DIRECTOR COMPENSATION

ADDITIONAL CASH COMPENSATION
Chairman of the Board	$200,000
Committee Chair Fees
Audit Committee	$35,000
HRC	$25,000
NGSR	$20,000
Other Board standing committees	$20,000

Each non-employee Director also receives $2,000 for each Board meeting attended in excess of ten meetings per Board year, and $2,000 for each committee meeting attended in excess of a total of ten meetings of each committee per Board year. Non-employee Directors are reimbursed for their expenses in connection with attending Board meetings, including expenses related to spouses when they are invited to attend Board events, and non-employee Directors may use the Company aircraft for travel to and from Board meetings and other Company events.

2022 PROXY STATEMENT	37

Corporate Governance and Board of Directors
Fiscal 2021 Non-Employee Director Compensation
Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	All Other Compensation ($)	Total ($)
Aida Alvarez	118,976	220,013	—	338,989
Shumeet Banerji	66,880	325,014	—	391,894
Robert R. Bennett	144,976	220,013	—	364,989
Charles “Chip” V. Bergh	220,976	325,014	—	545,990
Bruce Broussard(4)	37,589	151,907	—	189,496
Stacy Brown-Philpot	122,976	220,013	—	342,989
Stephanie A. Burns	147,976	220,013	—	367,989
Mary Anne Citrino	159,976	220,013	—	379,989
Richard L. Clemmer	52,880	325,014	—	377,894
Yoky Matsuoka(5)	18,976	—	—	18,976
Judith “Jami” Miscik(4)	79,014	238,303	—	317,317
Stacey Mobley(5)	44,880	—	—	44,880
Subra Suresh	130,976	220,013	—	350,989
Enrique Lores(6)	—	—	—	—
(1)	Ms. Rucker was appointed to our Board during our fiscal 2022 year. Accordingly, she did not receive any compensation during fiscal 2021.
(2)

For purposes of determining Director compensation, the Board year begins in March and ends the following February, which does not coincide with our November through October fiscal year. Cash amounts included in the table above represent the portion of the regular annual retainers and committee chair retainers earned with respect to service during fiscal 2021, as well as any additional meeting fees paid during fiscal 2021. This also includes cash earned in the period described that was deferred by Director election into the 2005 Executive Deferred Compensation Plan, which provides that Directors may elect when to receive their deferred cash annual retainer. See “Additional Information about Fees Earned or Paid in Cash in Fiscal 2021” below.

(3)

Represents the grant date fair value of stock awards granted in fiscal 2021 calculated in accordance with applicable accounting standards relating to share-based payment awards. Specifically, such amount is calculated by multiplying the closing price of HP’s stock on the date of grant by the number of shares awarded. For information on the assumptions used to calculate the value of the stock awards, refer to Note 5 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended October 31, 2021, as filed with the SEC on December 9, 2021. See “Additional Information about Non-Employee Director Equity Awards” below.

(4)

Ms. Miscik joined the Board on January 29, 2021, and Mr. Broussard joined the Board on June 22, 2021. For Ms. Miscik’s and Mr. Broussard’s first partial year of Board service, their respective annual cash retainers were pro-rated and paid in the form of cash and their respective annual equity retainers were pro-rated and paid in the form of fully vested shares. Ms. Miscik’s stock award includes her pro-rated annual equity retainer for her partial year of service for the 2020 Board year.

(5)

Ms. Matsuoka and Mr. Mobley did not stand for re-election to the Board at the Company’s annual meeting of stockholders in April 2021. They therefore did not receive the annual stock award granted in April 2021.

(6)	Mr. Lores has been serving as President and CEO of HP from November 1, 2019. Accordingly, he does not receive compensation for his Board service.
Additional Information about Fees Earned or Paid in Cash in Fiscal 2021
Name	Annual Retainers(a) ($)	Committee Chair and Chairman Fees(b) ($)	Additional Meeting Fees ($)	Total ($)
Aida Alvarez	104,976	—	14,000	118,976
Shumeet Banerji	34,880	20,000	12,000	66,880
Robert R. Bennett	104,976	20,000	20,000	144,976
Charles “Chip” V. Bergh	6,976	200,000	14,000	220,976
Bruce Broussard(c)	37,589	—	—	37,589
Stacy Brown-Philpot	104,976	—	18,000	122,976
Stephanie A. Burns	104,976	25,000	18,000	147,976
Mary Anne Citrino	104,976	35,000	20,000	159,976
Richard L. Clemmer	34,880	—	18,000	52,880
Yoky Matsuoka(d)	6,976	—	12,000	18,976
Judith “Jami” Miscik(c)	79,014	—	—	79,014
Stacey Mobley(d)	34,880	—	10,000	44,880
Subra Suresh	104,976	—	26,000	130,976
(a)

The Board year begins in March and ends the following February, which does not coincide with HP’s November through October fiscal year. The dollar amounts shown include cash annual retainers earned for service during the last four months of the March 2020 through February 2021 Board year and cash annual retainers earned for service during the first eight months of the March 2021 through February 2022 Board year. This also includes cash earned in the period described that was deferred by Director election into the 2005 Executive Deferred Compensation Plan, which provides that Directors may elect when to receive their deferred cash annual retainer. Directors may not receive their deferred cash annual retainer earlier than January 2024. In the case of a termination of service, Directors can elect to receive the deferred money in the January following the termination of service if the date occurs prior to the specified distribution year elected.

38

Corporate Governance and Board of Directors

(b)	Committee chair fees are calculated based on service during each Board year. The dollar amounts shown include such fees earned for service during the last four months of the March 2020 through February 2021 Board year and fees earned for service during the first eight months of the March 2021 through February 2022 Board year.
(c)	For Ms. Miscik’s and Mr. Broussard’s first partial year of Board service, their respective annual cash retainers were pro-rated and paid in the form of cash.
(d)	Ms. Matsuoka and Mr. Mobley did not stand for re-election to the Board at the Company’s annual meeting of stockholders in April 2021, and, as a result, their respective cash retainers were pro-rated.

Additional Information about Non-Employee Director Equity Awards

The following table provides additional information about equity awards, made to non-employee Directors during fiscal 2021, the grant date fair value of each of those awards and the number of stock awards and option awards outstanding as of the end of fiscal 2021:

Name	Stock Awards Granted During Fiscal 2021 (#)	Grant Date Fair Value of Stock and Option Awards Granted During Fiscal 2021(a) ($)	Stock Awards Outstanding at Fiscal Year End(b) (#)	Option Awards Outstanding at Fiscal Year End (#)
Aida Alvarez	6,659	220,013	27,250	—
Shumeet Banerji	9,837	325,014	—	—
Robert R. Bennett	6,659	220,013	33,475	—
Charles “Chip” V. Bergh	9,837	325,014	58,142	146,148
Bruce Broussard(c)	5,213	151,907	—	—
Stacy Brown-Philpot	6,659	220,013	76,795	—
Stephanie A. Burns	6,659	220,013	44,214	—
Mary Anne Citrino	6,659	220,013	57,484	159,671
Richard L. Clemmer	9,837	325,014	25,103	—
Yoky Matsuoka(d)	—	—	—	—
Judith “Jami” Miscik(c)	7,254	238,303	—	—
Stacey Mobley(d)	—	—	—	—
Subra Suresh	6,659	220,013	20,466	—
(a)

Represents the grant date fair value of stock awards granted in fiscal 2021 calculated in accordance with applicable accounting standards. For stock awards, that number is calculated by multiplying the closing price of HP’s stock on the date of grant by the number of shares awarded. For information on the assumptions used to calculate the value of the stock awards, refer to Note 5 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended October 31, 2021, as filed with the SEC on December 9, 2021.

(b)	Includes dividend equivalent units accrued with respect to share awards granted in fiscal 2021 and RSUs granted in previous years that have been deferred at the election of the Director.
(c)	For Ms. Miscik’s and Mr. Broussard’s first partial year of Board service, their respective annual equity retainers were pro-rated and paid in the form of fully vested shares.
(d)	Ms. Matsuoka and Mr. Mobley did not stand for re-election to the Board at the annual meeting of stockholders in April 2021. They therefore did not receive a stock award during fiscal 2021.

Non-Employee Director Stock Ownership Guidelines

Under our stock ownership guidelines, non-employee Directors are required to accumulate, within five years of election to the Board, shares of HP’s stock equal in value to at least five times the amount of the regular annual cash Board retainer. Shares counted toward these guidelines include any shares held by the Director directly or indirectly, including deferred stock awards.

At the end of fiscal 2021, all non-employee Directors with more than five years of service have met our stock ownership guidelines and all non-employee Directors with less than five years of service have either met or are on track to meet our stock ownership guidelines within the required time based on current trading prices of HP’s stock.

2022 PROXY STATEMENT	39

Audit Matters

BOARD PROPOSAL NO. 2
Ratification of Independent Registered Public Accounting Firm

Our Board recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2022 fiscal year.

The Audit Committee has appointed and, as a matter of good corporate governance, is requesting ratification by the stockholders of Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending October 31, 2022. During fiscal 2021, Ernst & Young LLP served as our independent registered public accounting firm and provided certain other audit-related and tax services. See “Report of the Audit Committee of the Board of Directors” and “Principal Accountant Fees and Services” below. Representatives of Ernst & Young LLP are expected to participate in the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Vote Required

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2022 fiscal year requires the affirmative vote of a majority of the shares of HP common stock present in person or represented by proxy and entitled to be voted at the annual meeting. If the appointment is not ratified, the Board will consider whether it should select another independent registered public accounting firm. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as HP’s independent registered public accounting firm is in the best interests of HP and its investors.

Report of the Audit Committee of the Board of Directors

The Audit Committee represents and assists the Board in fulfilling its responsibilities for general oversight of the integrity of HP’s financial statements, HP’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of HP’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages HP’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee) and is responsible for the audit fee negotiations associated with HP’s retention of the independent registered public accounting firm. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from HP for such advice and assistance.

HP’s management is primarily responsible for HP’s internal control and financial reporting process. HP’s independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of HP’s consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of HP’s internal control over financial reporting. The Audit Committee monitors HP’s financial reporting process and reports to the Board on its findings.

40

Audit Matters

In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with HP’s management.
2.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

3.

The Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

4.

Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021, for filing with the SEC.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

AUDIT COMMITTEE
Mary Anne Citrino, Chair
Robert R. Bennett
Stacy Brown-Philpot
Richard L. Clemmer
Jami Miscik
Kim K. W. Rucker
Subra Suresh

Principal Accountant Fees and Services

Fees Incurred by HP for Ernst & Young LLP

The following table shows the fees paid or accrued by HP for audit and other services provided by Ernst & Young LLP for fiscal 2021 and 2020. All fees paid to Ernst & Young LLP were pre-approved in accordance with the pre-approval policy, as discussed below.

	2021	2020
	In Millions
Audit Fees(1)	$16.7	$16.6
Audit-Related Fees(2)	$2.9	$1.9
Tax Fees(3)	$0.7	$1.5
All Other Fees(4)	$0.1	$0.2
Total	$20.3	$20.2
(1)

Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)

Audit-related fees for fiscal 2021 consisted primarily of accounting consultations and employee benefit plan audits. Audit-related fees for fiscal 2020 consisted primarily of accounting consultations, employee benefit plan audits and other attestation services.

(3)	For fiscal 2021 and fiscal 2020, tax fees consisted primarily of tax advice and tax planning fees. For fiscal 2021 and fiscal 2020, tax fees also included tax compliance fees.
(4)	For fiscal 2021, all other fees consisted primarily of other attestation services. For fiscal 2020, all other fees included primarily advisory service fees.

Pre-Approval of Audit and Non-Audit Services Policy

The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by our independent registered public accounting firm and associated fees up to a maximum for any one service of $250,000, provided that the chair shall report any decisions to pre-approve services and fees to the full Audit Committee at its next regular meeting.

2022 PROXY STATEMENT	41

Executive Compensation

BOARD PROPOSAL NO. 3
Advisory Vote to Approve Executive Compensation

Our Board recommends a vote FOR the approval of the compensation of our NEOs, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion following such compensation tables, and the other related disclosures in this proxy statement.

In accordance with SEC rules, our stockholders are being asked to approve, on an advisory or non-binding basis, the compensation of our NEOs as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K — a detailed description of our compensation program is available in the “Compensation Discussion and Analysis.”

Our Board and the HRC Committee believe that we have created a compensation program that is tied to performance, aligns with stockholder interests and merits stockholder support. Accordingly, we are asking for stockholder approval of the compensation of our NEOs as disclosed in this proxy statement in the Compensation Discussion and Analysis, the compensation tables and the narrative discussion following the compensation tables.

Although this vote is non-binding, our Board and the HRC Committee value the views of our stockholders and will thoroughly review the voting results. If there are significant negative votes, we will take steps to understand those concerns that influenced the vote and consider them in making future decisions about executive compensation. We currently conduct annual advisory votes on executive compensation and expect to conduct the next advisory vote at our next annual meeting of stockholders in 2023.

Vote Required

The affirmative vote of a majority of the shares of HP common stock present in person or represented by proxy and entitled to be voted on the proposal at the annual meeting is required for advisory approval of this proposal.

42

A Conversation with the HRC Committee

Kristen Ludgate, HP’s Chief People Officer, talks with the Chair of our Board’s HR and Compensation Committee (“HRC Committee”), Stephanie Burns, about our executive compensation program and the HRC Committee’s duties in overseeing the program’s design and implementation.

The HRC Committee consists of Ms. Burns and four other independent Directors: Ms. Alvarez, Mr. Banerji, Mr. Bergh and Mr. Broussard. All bring valuable experience and a clear understanding of the role that appropriate executive compensation plays in ensuring company performance and stockholder value.

Kristen Ludgate	Stephanie Burns

Kristen Ludgate (KL):

retain, and reward the executive team for delivering long-term value to stockholders. Our pay-for-performance philosophy is the foundation for all decisions regarding executive compensation, with a strong bias towards variable pay. Our program is also designed to facilitate strong corporate governance.

We align executive compensation with stockholder value through equity-based programs, combined with stockholder value-based performance measures (like relative total shareholder return (TSR)) and financial performance measures that executives can control and are closely correlated with stockholder value over time.

     KL:

Can you describe how you stay connected with stockholders on compensation?

     SB:

We regularly engage with our stockholders on a variety of topics, including their views on best practices in executive compensation following our commitment to a compensation program that aligns pay to performance and drives stockholder value.

Based on their feedback, starting in fiscal 2020 we adjusted our long-term performance-based incentives (PARSUs) to incorporate three year average EPS performance with full vesting only after three years of service and achievement of financial goals. We also changed relative TSR from a standalone measure to a “payout modifier” determined based on three-year performance. These changes have increased focus on strategic performance while continuing close alignment between stockholder value creation and real pay delivery.

For fiscal 2021, our performance-based equity remained at 60% weighting but has been split into 30% Performance Contingent Stock Options (“PCSOs”) and 30% Performance

Adjusted Restricted Stock Units. The PCSOs only vest if specific stock price growth hurdles are achieved and further align the interest of our executives with our stockholders by driving a focus on long-term sustained stock growth.

To further address commitments to stockholders articulated in the Value Plan, beginning in fiscal 2021, the net earnings metric has been replaced with operating profit in the annual incentive plan.

     KL:

Are there specific elements of our program that showcase our best practices?

     SB:

HP’s program incorporates many best practices and we are continuously working to improve. Some specific elements we believe are best-in-class include:

●We target compensation within a competitive range of the market
●We utilize non-discretionary financial metrics and specific management objectives in our annual cash incentive plan that align with value drivers of our long-term strategic and financial plan
●We ensure individual executive performance goals under the Management by Objectives (“MBOs”) program address a range of important topics, including focus areas on Innovation/Growth, Digital Transformation, People and Sustainable Impact
●We do not use fixed-term employment contracts with any of our senior executives, and have consistent and market-aligned severance practices

     KL:

Thanks for the great overview Stephanie.

Stephanie, so good to have you with us today. You’ve been a member of the HP Board since 2015 and have chaired the HRC since November 2017. Can you talk about the role the HRC Committee plays in our executive compensation program?

Stephanie Burns (SB):

Certainly. The HRC Committee oversees and provides strategic direction to management regarding our pay-for-performance program. We set the CEO’s compensation and review and approve compensation for the rest of the leadership team. We also review senior management selections and oversee succession planning.

In carrying out these duties, the HRC Committee works with its own independent compensation consultant to help analyze competitive pay practices and market trends, with a focus on providing a competitive pay opportunity for our leadership while strengthening the pay-for-performance relationship and alignment with stockholders.

The HRC Committee also gets regular updates on key people practices and initiatives happening across HP. This includes everything from employee engagement to key hires to company culture, with a special focus on HP’s Diversity, Equity and Inclusion (DEI) agenda, an area where the HRC Committee is fully engaged and committed to driving improvements.

     KL:

Can you describe HP’s overall philosophy and strategy on executive compensation?

     SB:

Our compensation program is closely aligned with HP’s business goals. It focuses on driving the right behaviors while helping attract,

2022 PROXY STATEMENT	43

Executive Compensation

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis describes our executive compensation philosophy and program, the compensation decisions the HRC Committee has made under the program, and the considerations in making those decisions in fiscal 2021.

Named Executive Officers (NEOs)

Our NEOs for fiscal 2021 are:

Enrique J. Lores President and CEO	Marie Myers Chief Financial Officer*	Christoph Schell Former Chief Commercial Officer**	Alex Cho President, Personal Systems	Tuan Tran President, Imaging Printing & Solutions

*	Ms. Myers was appointed as Chief Financial Officer on February 17, 2021. Prior to such time, she served as Acting Chief Financial Officer since October 1, 2020.
**	Mr. Schell stepped down as Chief Commercial Officer, effective February 18, 2022. Since stepping down from such position, Mr. Schell has continued to be employed by the Company in a non-executive officer role.

Financial Highlights

As illustrated below for the three key financial measures used to fund our annual incentive awards, we exceeded two of our three goals reflected in our business plan in fiscal 2021.

GAAP Net Revenue $63.5 BILLION (as defined on page 51) compared to a target goal of $58.3 billion under our annual incentive plan.	Adjusted Non-GAAP Operating Profit $6.6 BILLION (as defined on page 51) compared to a target goal of $4.6 billion under our annual incentive plan.	Non-GAAP Free Cash Flow 6.6 PERCENT as a percentage of revenue; (as defined on page 51) compared to a target goal of 6.7% under our annual incentive plan.

Fiscal 2021 Compensation Highlights

We provided competitive target pay opportunities, with amounts and mix consistent with peers and stable year over year.

Target Total Direct Compensation (“TDC”) consists of base salary, target annual incentives expressed as a percentage of base salary and earned based on attainment of our annual performance objectives, and the grant-date value of long-term incentives. TDC is set within a competitive range of the market but varies based on experience, individual performance, advancement potential and internal equitability.

In response to the Covid-19 pandemic most of our executives did not receive salary increases.

In response to the impact of the COVID-19 pandemic, Mr. Lores and most of the members of the Executive Leadership Team, did not receive an increase in their base salaries in fiscal 2021. Mr. Lores and members of the Executive Leadership Team’s salaries were reinstated November 1, 2020 after a 25% reduction in the salary of Mr. Lores, and a 15% reduction in the base salaries of the members of the Executive Leadership Team during fiscal 2020.

We modified our short-term incentive plan in fiscal 2021 to align with value drivers of our long-term strategic and financial plans.

For fiscal 2021, the metric of “Net Earnings” under the annual incentive plan was replaced by “Operating Profit”. “Operating Profit” is one of the key critical value drivers of the long-term commitment that we have made to stockholders in our Value Plan.

Also, business unit revenue and operating profit weighting have each been reduced to 7.5% for a total of 15% (compared to 25% under the annual incentive plan for fiscal 2020) thereby increasing each total enterprise metric to 17.5% for a total of 35% (compared to 25% under the annual incentive plan for fiscal 2020). This shift towards increasing the weighting of each enterprise metric also serves to further strengthen alignment across our various business units.

44

Executive Compensation

NEOs earned annual incentives averaging 194% of target for fiscal 2021. Individual bonuses varied from 185.0% to 200.0% of target with HP’s President & CEO’s individual bonus equal to 185.0% of target. The Company achieved substantially above target results with respect to HP adjusted non-GAAP operating profit and GAAP net revenue. Non-GAAP free cash flow as a percentage of revenue result was slightly below target. In addition, 25% of our target annual incentives are contingent upon the achievement of qualitative objectives that we believe will contribute to our long-term success including Innovation/Growth, Digital Transformation, People and Sustainable Impact. NEOs successfully delivered against their MBOs as detailed on pages 52-53.

We also modified our long-term incentive plan to further align actual pay with performance, putting more variable compensation at risk to support our more growth-oriented strategy.

For fiscal 2021, our performance-based equity remained at 60% weighting but has been split into 30% Performance Contingent Stock Options (“PCSOs”) and 30% Performance Adjusted Restricted Stock Units (“PARSUs”).

The grant of PCSOs further aligns the interests of our executives with stockholders by driving long-term sustained stock growth. The PCSOs tranches will vest only if both the service and stock price hurdle conditions are met. Stock price hurdle will need to be met over a consecutive 20-day trading period within the respective performance period.

●	Tranche 1: first anniversary service condition and 110% of grant price within two years stock price hurdle
●	Tranche 2: second anniversary service condition and 120% of grant price within four years stock price hurdle
●	Tranche 3: third anniversary service condition and 130% of grant price within five years stock price hurdle

The PARSU relative TSR payout modifier has been adjusted for a wider payout range from +/-25% to +/-50%. The broadened range strengthens the relationship between payouts and stockholder value creation.

Also, the EPS impact on PARSU payout funding for achievement of our maximum stretch goals has been increased to 300%. This change further calibrates payout outcomes from long-term financial goals to stockholder value creation.

The remaining portion of 40% of regular annual long-term incentive grant value was in the form of Restricted Stock Units (“RSUs”) primarily intended to increase stock ownership among our NEOs, while also serving a retentive purpose and incentivizing our NEOs to maximize value for our stockholders. The value of such RSUs is tied to stock price and reinvested dividend equivalents.

NEOs received payout for Segment 2 FY19 PARSUs (measurement period ending in fiscal 2021). EPS FY20 and EPS FY21 were above target. Fiscal 2019-2021 relative TSR approximated the 32nd percentile of the S&P 500.

We regularly engaged with and listened to stockholders, practiced strong governance, and mitigated potential compensation-related risks.

Our executive compensation program is continuously reviewed for peer group alignment and strategic relevance as part of a process that includes ongoing stockholder engagement. At the annual meeting in 2021, our say-on-pay proposal was approved by over 92% of the voted shares, indicating significant stockholder support. Consequently, we did not make extensive program design changes as a result of the vote.

We updated the stock ownership guidelines for our executive officers.

In fiscal 2021, the HRC Committee reviewed the stock ownership guidelines for our executive officers and removed stock options as being counted towards stock ownership. This change aligns with market practice and provides for a more stringent but still realistic path for continued compliance of our executive officers with our guidelines.

2022 PROXY STATEMENT	45

Executive Compensation

Components of Compensation

Our executive compensation program primarily comprises performance-based components. The table below shows each major pay component, the role and factors for determining the amount. Percentages are the averages of pay components at target for the NEOs, including the CEO.

Pay Component	Role	Determination Factors
Base Salary	●Provides a fixed portion of annual cash income	●Value of role in competitive marketplace ●Value of role to the Company ●Skills, experience and performance of individual compared to the market as well as others in the Company
Annual Incentive Payments to executives for annual incentive purposes are made under the Stock Incentive Plan (the “Plan”)	●Provides a variable and performance-based portion of annual cash income ●Focuses executives on annual objectives that support the long-term strategy and creation of value
●Target awards based on competitive marketplace, level of position, skills and performance of executive
●Actual awards based on achievement against annual corporate and business unit financial metrics and individual goals as set and approved by the HRC Committee. Financial metrics are revenue, operating profit and free cash flow as a percentage of revenue
●To ensure leadership has a key focus on Innovation/Growth, Digital Transformation, People and Sustainable Impact each executive leadership team member has MBOs pertaining to these areas

Long-term Incentive ●PARSUs ●PCSOs ●RSUs
●Supports long-term sustained performance and growth-oriented strategy
●Aligns interests of executives and stockholders, reflecting the time-horizon and risk to investors
●Focuses executives on critical long-term performance goals
●Encourages equity ownership and stockholder alignment
●Retains key employees

●Target awards based on competitive marketplace, level of position, skills and performance of the executive
●Actual earned values based on performance against corporate EPS goals, relative TSR performance and stock price performance

All Others ●Benefits ●Limited perquisites ●Severance protection	●Supports the health and security of our executives and their ability to save on a tax-deferred basis ●Enhances executive productivity	●Competitive market practices for similar roles ●Level of executive ●Standards of best-in-class governance

2021 NEO TDC at a Glance

CEO	OTHER NEOs

46

A Conversation with the HRC Committee

Alignment with Stockholders and Compensation Best Practices

Pay-for-Performance	Corporate Governance
✓The majority of target total direct compensation for executives is performance-based as well as equity-based to align executives’ rewards with sustained stockholder value creation.
✓Total direct compensation is set within a competitive range of our peer group to ensure that it is appropriate and is aligned with the level of position, experience, skills and performance of the executive.
✓Actual realized total direct compensation and pay positioning are designed to fluctuate with, and be commensurate with, actual annual and long-term performance, recognizing company-wide, business unit, and individual results.
✓Incentive awards are heavily dependent upon our stock performance and are measured against objective financial metrics that we believe link either directly or indirectly to the creation of value for our stockholders. In addition, 25% of our target annual incentives are contingent upon the achievement of qualitative objectives that we believe will contribute to our long-term success including Innovation/Growth, Digital Transformation, People and Sustainable Impact.
✓We balance cash flow, revenue and profit objectives, as well as short- and long-term objectives to reward for overall performance that does not over-emphasize a singular focus on a particular metric or time period. Also, we have payout governors on key financial metric outcomes designed to avoid significantly overachieving on one metric, without taking into consideration our performance on other plan metrics (as explained in more detail starting on page 50).
✓A significant portion of our long-term incentives are delivered in the form of performance-contingent stock options, referred to as “PCSOs”, which vest only if sustained stock price appreciation is achieved, and performance-adjusted restricted stock units, referred to as “PARSUs”, which vest upon the achievement of earnings per share (“EPS”) objectives and which can be modified by relative total shareholder return (“TSR”).
✓For fiscal 2021, the payouts under annual incentive awards and under PARSUs are capped at 200% of bonus target and 3x target shares, respectively.
✓We validate the pay-for-performance relationship on an annual basis and our HR and Compensation (“HRC”) Committee reviews and approves performance goals under our incentive plans.
✓The compensation of objectively identified peer companies based on industry and size criteria is considered to confirm that pay levels and program design for the NEOs are appropriate and competitive.

✓We conduct an ongoing, proactive stockholder outreach program throughout the year and use that input to inform our program decisions and pay practices.
✓We disclose our corporate performance goals and achievements relative to these goals.
✓We do not utilize fixed-term executive employment contracts for senior executives.
✓We devote significant time to management succession planning and leadership development efforts.
✓We maintain a consistent market-aligned severance policy for executives and a conservative change in control policy which requires a double trigger for execution.
✓The HRC Committee engages an independent compensation consultant.
✓We have clawback and equity-forfeiture provisions that provide the Board with discretion to recoup compensation in the event of a material financial restatement or misconduct that results in material reputational harm to the Company, which mitigates compensation-related risk.
✓We maintain strong stock ownership guidelines for executive officers and non-employee Directors.
✓We prohibit all employees, including our executive officers, and also non-employee Directors, from engaging in any form of hedging transaction involving HP securities, holding HP securities in margin accounts and pledging stock as collateral for loans in a manner that could create compensation-related risk for the Company.
✓We do not provide excessive perquisites to our employees, including our executive officers.
✓We do not allow our executives to participate in the determination of their own compensation.
✓We do not provide tax gross ups in connection with terminations, including terminations in the event of a change in control.

2022 PROXY STATEMENT	47

Executive Compensation

Listening to our Stockholders on Compensation

We regularly engage with our stockholders on a variety of issues, including their views on best practices in executive compensation. The following changes to our executive compensation program, shown here, reflect those conversations with stockholders and our commitment to a compensation program that aligns pay to performance and drives stockholder value.

●	Starting with new grants in fiscal 2020, to ensure alignment with our three-year financial plan, we moved our performance-adjusted restricted stock units (PARSUs) to incorporate a three-year average EPS performance with full vesting only after three years of service and achievement of financial goals for that timeframe. We changed relative TSR from a standalone measure to a “payout modifier” determined based on cumulative three-year performance. We determined that this change increased focus on line-of-sight strategic performance while continuing close alignment between stockholder value creation and real pay delivery.
●	For fiscal 2021, we incorporated performance-contingent stock options (PCSOs) into our long-term incentive compensation. The grant of PCSOs will further align the interests of our executives with our stockholders since a stock option will only realize value if the underlying share price appreciates and the PCSOs do not vest until specific stock-price growth hurdles have been achieved. It further provides substantial “skin in the game” incentives for our senior executives toward long-term sustained stock growth that aligns with the transformational growth strategy we have committed to our stockholders.
●	Additional changes made in the recent past that reflect conversations with stockholders include increased focus on enterprise-wide GAAP net revenue and adjusted non-GAAP net earnings in our annual incentive plan to encourage greater collaboration and teamwork among business leaders. To further address commitments to stockholders articulated in the Value Plan, beginning in fiscal 2021, adjusted non-GAAP net earnings was replaced with non-GAAP operating profit in the annual incentive plan. This change provides stronger alignment with our long-term strategic and financial plans.

Executive Compensation Program Oversight and Authority

Role of the HRC Committee and its Advisor

The HRC Committee continued to retain FW Cook as its independent consultant during fiscal 2021, and to work with them and management on all aspects of our pay program for senior executives. The HRC Committee makes recommendations regarding the CEO’s compensation to the independent members of the Board for approval, and reviews and approves the compensation of the remaining Section 16 officers, including our NEOs. Each HRC Committee member is an independent non-employee Director with significant expertise in executive compensation matters.

FW Cook provides analyses and recommendations that inform the HRC Committee’s decisions; identifies peer group companies for competitive market comparisons; evaluates market pay data and competitive-position benchmarking; provides analyses and inputs on program structure, performance measures, and goals; provides updates on market trends and the regulatory environment as it relates to executive compensation; reviews various management proposals presented to the HRC Committee related to executive and Director compensation; and works with the HRC Committee to validate and strengthen the pay-for-performance relationship and alignment with stockholder interests. FW Cook does not perform other services for HP and will not do so without the prior consent of the HRC Committee chair. FW Cook meets with the HRC Committee chair and the HRC Committee outside the presence of management while in executive session.

The HRC Committee met seven times in fiscal 2021, and all seven of these meetings included an executive session. FW Cook participated in all of the meetings and, when requested by the HRC Committee chair, in the preparatory meetings and the executive sessions.

Role of Management and the CEO in Setting Executive Compensation

The CEO recommends compensation for Section 16 officers, including NEOs other than himself, for approval by the HRC Committee. The HRC considered market competitiveness, business results, experience, and individual performance when evaluating fiscal 2021 NEO compensation and the overall compensation structure. The Chief People Officer and other members of our executive compensation team, together with members of our finance and legal organizations, work with the CEO to design and develop the compensation program, to recommend changes to existing program provisions applicable to NEOs and other senior executives, develop financial and other targets to be achieved under those programs, prepare analyses of financial data, peer comparisons and other briefing materials to assist the HRC Committee in making its decisions, and implement the decisions of the HRC Committee.

During fiscal 2021, management continued to engage Meridian Compensation Partners, LLC (“Meridian”) as its compensation consultant. The HRC Committee took into consideration that Meridian provided executive compensation-related services to management when it evaluated any information and analyses provided by Meridian, all of which were also independently reviewed by FW Cook, as applicable, on the HRC Committee’s behalf.

During fiscal 2021, Mr. Lores provided input to the HRC Committee regarding performance metrics and the setting of appropriate performance targets for his direct reports. Mr. Lores also recommended MBOs for the NEOs (other than himself) and the other senior executives who report directly to him. Mr. Lores is subject to the same financial performance goals as the executives who lead global functions, and Mr. Lores’ MBOs and compensation are established by the HRC Committee and recommended to the independent members of the Board for approval.

48

Executive Compensation

Use of Comparative Compensation Data and Compensation Philosophy

The HRC Committee reviews the compensation of our Section 16 officers in comparison to that of executives in similar positions at our peer group companies. Our peer group includes companies we compete with for executive talent due to our geographical proximity and technology industry overlap. The HRC Committee uses this information to evaluate how our pay levels and practices compare to market practices.

When determining the peer group, the following characteristics were considered with exceptions made at the HRC Committee’s determination for labor-market relevance:

●	Direct talent market peers.
●	US-based companies in the technology sector (excluding distributors, contract manufacturers and outsourced services/IT consulting) with revenues between ~$12 billion and $290 billion and market cap between ~$6 billion and $140 billion.
●	Select general industry companies (industrials, consumer products and telecom) generally meeting size and business criteria that are top-brands, and considering continuity.
●	Review of the peer companies chosen by companies within our proposed peer group and peer business similarity, to evaluate relevance.

We believe the resulting peer group provides HP and the HRC Committee with a valid comparison and benchmark for the Company’s executive compensation program and governance practices. For fiscal 2021, the HRC Committee removed Apple from the peer group due to the market cap difference between Apple and HP. The HP peer group for fiscal 2021, as approved by HRC Committee, consisted of the following companies:

FISCAL 2021 PEER GROUP

*	Represents fiscal 2021 reported revenue, except fiscal 2020 reported revenue is provided for General Electric, Honeywell, IBM, Intel, PepsiCo, Texas Instruments and Xerox

Process for Setting and Awarding Executive Compensation

The primary factors considered when determining pay opportunities for our NEOs are market competitiveness, experience, individual performance, advancement potential and internal equitability. The weight given to each factor is not formulaic and may differ from year to year or by individual NEO.

The HRC Committee spends significant time determining the appropriate goals for our annual and long-term incentive plans, which make up the majority of NEO compensation. Management makes an initial recommendation of the goals, which is then assessed by the HRC Committee’s independent compensation consultant and discussed and approved by the HRC Committee. Major factors considered in setting financial goals for each fiscal year are business results from the most recently completed fiscal year, budgets and strategic plans, macroeconomic factors, guidance and analyst expectations, industry performance, conditions or goals specific to a particular business segment, and strategic initiatives. Management by Objectives (“MBOs”) address a range of important topics, including focus areas on Innovation/Growth, Digital Transformation, People and Sustainable Impact.

Following the close of the fiscal year, the HRC Committee reviews actual financial results and MBO performance against the goals that it had set for the applicable plans for that year, with payouts under the plans determined based on performance against the established goals. The HRC Committee meets in executive session to review the MBO performance of the CEO and to determine a recommendation for his annual incentive award to be approved by the independent members of the Board. See “2021 Annual Incentives” below for a further description of our results and corresponding incentive payouts.

2022 PROXY STATEMENT	49

Executive Compensation

Determination of Fiscal 2021 Executive Compensation

Under our Total Rewards Program, executive compensation consists of base salary, annual incentives, long-term incentives, benefits, and perquisites.

The HRC Committee regularly considers ways to improve our executive compensation program by considering stockholder feedback, our current business needs and strategy, and peer group practices.

2021 Base Salary

Our executives receive a small percentage of their overall compensation in the form of base salary, which is consistent with our philosophy of tying the majority of pay to performance. The NEOs are paid an amount in the form of base salary sufficient to attract qualified executive talent and maintain a stable management team.

The HRC Committee aims to set executive base salaries within a competitive range of the market for comparable positions. In fiscal 2021, salaries generally comprise on average 9% of our NEOs’ overall compensation, consistent with our peers. To decide the CEO’s salary, the HRC Committee reviews analyses and recommendations provided by FW Cook.

For fiscal 2021, the HRC Committee approved changes to the annual base salary for Marie Myers and Tuan Tran.

Changes in Base Salary

Executive	Fiscal Year-end 2020 Base Salary	Fiscal Year-end 2021 Base Salary	Percentage Change
Enrique Lores	$1,200,000	$1,200,000	0%
Marie Myers	$580,000	$700,000	21%
Christoph Schell	$760,000	$760,000	0%
Alex Cho	$740,000	$740,000	0%
Tuan Tran	$675,000	$715,000	6%

In connection with her appointment as Chief Financial Officer, effective February 17, 2021, Ms. Myers’ annual base salary was increased to $700,000. Mr. Tran’s salary was also increased and more closely aligns with market data.

2021 Annual Incentives

The fiscal 2021 annual incentive plan for the Executive Leadership Team consisted of the following three core financial metrics: GAAP net revenue, adjusted non-GAAP operating profit, and non-GAAP free cash flow as a percentage of revenue. As mentioned above, non-GAAP operating profit replaced non-GAAP net earnings in fiscal 2021. Revenue, operating profit and cash flow are critical value drivers of the long-term commitment that we have made to stockholders. The revised annual incentive metrics further support critical drivers of the Value Plan and ensure our executive leadership team’s immediate goals and incentives are aligned with our long-term strategic and financial plans as well as stockholder interests. A fourth component, MBOs, was used to further drive individual performance and achievement of key strategic goals. Each financial metric and the MBOs were weighted at 25% of the target award value. Each individual metric may fund up to 250% of target; however, the maximum annual incentive for each executive is capped at 200% of target.

The target annual incentive awards for fiscal 2021 were set at 200% of salary for the CEO and 135% of salary for the CFO and the other NEOs. The target annual incentive award for the CFO and the other NEOs was at 125% for fiscal 2020. The change in 2021 was made, in part, to better align to market data.

In addition, payment under the annual incentive plan is contingent on an NEO’s service through the end of the fiscal year.

50

Executive Compensation

Fiscal 2021 Annual Incentive Plan

	Corporate Goals
Key Design Elements	GAAP Net Revenue ($ in billions)	Adjusted Non-GAAP Operating Profit ($ in billions)	Non-GAAP Free Cash Flow as a % of Revenue(1) (%)	MBOs	% Payout Metric(2) (%)
Weight	25%	25%	25%	25%
Linkage
Global Functions Executives(3)	Corporate	Corporate	Corporate	Individual
Business Unit (“BU”) Executives(4)	Corporate/BU	Corporate/BU	Corporate	Individual
Corporate Performance Goals
Maximum	—	—	—	Various	250
Target	$58.3	$4.6	6.7%	Various	100
Threshold	—	—	—	Various	0
(1)	Maximum funding for non-GAAP free cash flow as a percentage of revenue is capped at 150% of target if adjusted non-GAAP operating profit achievement was below target and is capped at 100% of target if adjusted non-GAAP operating profit achievement was below threshold. If adjusted non-GAAP operating profit achievement was above target, the maximum funding level is 250% for this metric. Maximum and threshold information are not disclosed because such disclosure would result in competitive harm. However, goals are set at levels we believe to be achievable in connection with strong performance.
(2)	Interpolated for performance between discrete points. Each individual metric may fund up to 250% of target; however, the maximum annual incentive for each executive is capped at 200% of target. As a general administrative discretionary guideline, the HRC Committee may decide that financial funding for Global Functions Executives, including the CEO, cannot exceed the highest funding for a Business Unit Executive.
(3)	The Global Functions Executives include Mr. Lores, Ms. Myers and Mr. Schell.
(4)	The Business Unit Executives include Mr. Cho and Mr. Tran. Specific Business Unit GAAP net revenue and adjusted non-GAAP operating profit goals are not disclosed because such disclosure would result in competitive harm. However, goals are set at levels we believe to be achievable in connection with strong performance.

The specific metrics, their linkage to corporate results, and the weighting that was placed on each were chosen because the HRC Committee believed that:

●	Performance against these metrics, in combination, enhances value for stockholders, capturing both the top and bottom line, as well as cash and capital efficiency.
●	A balanced weighting of metrics limits the likelihood of rewarding executives for excessive risk-taking.
●	Different measures avoid paying for the same performance twice.
●	MBOs address a range of important topics, including focus areas on Innovation/Growth, Digital Transformation, People and Sustainable Impact, which are important to the long-term success of the Company.

The following chart sets forth the definition of and rationale for each of the financial performance metrics that was used for the Fiscal 2021 Annual Incentive Plan:

Financial Performance Metrics	Definition	Rationale for Metric
GAAP Net Revenue	Net revenue as reported in our Annual Report on Form 10-K for fiscal 2021	Reflects top line financial performance, which is a strong indicator of our long-term ability to drive stockholder value
GAAP Business Revenue	Segment net revenue as reported in our Annual Report on Form 10-K for fiscal 2021
Adjusted Non-GAAP Operating Profit(1)

Non-GAAP operating profit, as defined and reported in our fourth quarter fiscal 2021 earnings press release (of $5.8 billion in fiscal 2021) and summarized in footnote (1) below, further adjusted by excluding bonus

Reflects operational financial performance, which is directly tied to stockholder value on a short-term basis. Provides stronger alignment with our long-term strategic and financial plans
Non-GAAP Business Operating Profit	Business operating profit, excluding bonus
Non-GAAP Free Cash Flow as a Percentage of Revenue(2)

Net cash provided by operating activities adjusted for net investments in leases, net investments in property, plant and equipment, and the net impact of the one-time Oracle litigation proceeds received, as reported in our fourth quarter fiscal 2021 earnings press release and summarized in footnote (2) below divided by net revenue as reported in our Annual Report on Form 10-K for fiscal 2021 (expressed as a percentage of revenue)

Reflects efficiency of cash management practices, including working capital and capital expenditures
(1)	As summarized above, adjusted non-GAAP operating profit is a non-GAAP measure that is defined as GAAP operating profit (of $5.3 billion in fiscal 2021), which excludes (i) costs of $467 million related to restructuring and other charges, acquisition-related charges, amortization of intangible assets as well as (ii) bonus. Management uses adjusted non-GAAP operating profit to evaluate and forecast our performance before gains, losses, or other charges that are considered by management to be outside of our core business segment operating results. We believe that presenting adjusted non-GAAP operating profit provides investors with greater visibility with respect to the information used by management in its

2022 PROXY STATEMENT	51

Executive Compensation

financial and operational decision making. We further believe that providing this additional non-GAAP information helps investors understand our operating performance and evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance. This additional non-GAAP information is not intended to be considered in isolation or as a substitute for GAAP diluted operating profit.
(2)	As summarized above, non-GAAP free cash flow is a non-GAAP measure that is defined as net cash provided by operating activities ($6.4 billion in fiscal 2021) adjusted for net investments in leases ($111 million in fiscal 2021) and net investments in property, plant and equipment ($582 million in fiscal 2021) and net Oracle litigation proceeds ($1.8 billion in fiscal 2021). HP’s management uses non-GAAP free cash flow for the purpose of determining the amount of cash available for investment in HP’s businesses, repurchasing stock and other purposes. HP’s management also uses non-GAAP free cash flow to evaluate HP’s historical and prospective liquidity.

Following fiscal 2021, the HRC Committee reviewed performance against the financial metrics and certified the results as follows:

Fiscal 2021 Annual Incentive Performance Against Financial Metrics(1)(2)

Metric	Weight(3)	Target ($ in billions)	Result ($ in billions)	Percentage of Target Annual Incentive Funded
GAAP Net Revenue	25.0%	$58.3	$63.5	62.5%
Adjusted Non-GAAP Operating Profit	25.0%	$4.6	$6.6	62.5%
Non-GAAP Free Cash Flow (% of revenue)	25.0%	6.7%	6.6%	21.8%
Total	75.0%			146.8%
(1)	Mr. Lores, Ms. Myers, and Mr. Schell received annual incentive payments based on corporate financial metrics. Mr. Cho and Mr. Tran received an annual incentive payment based on corporate and business financial metrics.
(2)	As a general administrative discretionary guideline, the HRC Committee may decide that financial funding for Global Functions Executives, including the CEO, cannot exceed the highest funding for a Business Unit Executive. Governors also include that HP Adjusted Non-GAAP Operating Profit Before Bonus will need to be achieved at minimum to be eligible for any award related to the HP GAAP revenue component. Also, Non-GAAP Free Cash Flow (% of revenue) is capped at 150% of target if HP Adjusted non- GAAP operating profit achievement is below target. Non-GAAP Free Cash Flow (% of revenue) is capped at 100% of target if HP Adjusted non- GAAP operating profit is below minimum.
(3)	The financial metrics were equally weighted to account for 75% of the target annual incentive.

Fiscal 2021 Annual Incentive Performance Against Non-Financial Component (MBOs)

Mr. Lores. The HRC Committee determined that Mr. Lores’ MBO performance was achieved above target. Mr. Lores’ fiscal 2021 MBOs included but were not limited to: executing the strategy to position HP for long term success; achieving all fiscal 2021 business goals; advancing HP’s leadership position in Personal Systems and Print; continuing to scale innovation businesses; enhancing HP’s sustainability vision; ensuring HP has an effective talent program; and driving employee commitment and engagement while strengthening the HP culture and continuing to drive diversity throughout the organization.

Mr. Lores had strong accomplishments, including the following:

●	Delivered excellent financial results including revenues of $63.5B (+12.1% increase vs. prior year), Non-GAAP operating profit of $5.8 billion (+42% vs. prior year), Non-GAAP EPS at $3.79 (+66% vs. prior year), generated $4.2 billion of free cash flow and returned a record $7.2 billion to stockholders in the form of dividends and share repurchases
●	Successfully navigated a complex and dynamic environment characterized by pandemic uncertainties, component shortages and supply chain disruptions, with HP emerging as a stronger company
●	Achieved fiscal 2021 business goals and exceeded value-plan commitments despite significant operational challenges, delivering exceptional performance with strong top and bottom-line growth and substantial EPS expansion
●	Advanced HP’s leadership in Personal Systems and Print by driving innovation, expanding into adjacencies, evolving our business models, and strengthening our value propositions
●	Accelerated shift to Contractual and New Business Models (Instant Ink, HP+, workforce services, etc.)
●	Drove Peripherals growth in Personal Systems and closed HyperX acquisition in June 2021
●	Shifted the focus for innovation businesses—specifically 3D printing—to creating integrated high-value end-to-end applications
●	Introduced a new 10-year vision for HP to become the world’s most sustainable and just technology company, incorporating measurable goals across Climate Action, Human Rights and Digital Equity to be achieved by 2030
●	Filled all openings on the Executive Leadership Team with a strong and diverse set of candidates
●	Drove continued progress against aggressive diversity goals for women, US ethnicity, and US Veterans

Ms. Myers. The HRC Committee determined that Ms. Myers’ MBO performance was achieved above target. Ms. Myers did a remarkable job serving in two critical roles on the Executive Leadership Team as both Chief Transformation Officer and Chief Financial Officer. As Chief Transformation Officer, Ms. Myers delivered structural savings and major transformation programs, streamlining processes and advancing sustainability frameworks. Ms. Myers also did an excellent job as CFO, executing the fiscal 2021 Investor Relations plan, accelerating Finance transformation efforts and advancing the Finance team’s leadership and capabilities. Ms. Myers is a highly valued member of the Executive Leadership Team and an exemplary leader to our HP community.

Mr. Schell. The HRC Committee determined that Mr. Schell’s MBO performance was achieved above target. Mr. Schell did an excellent job exceeding financial performance and long-term saving targets, at the same time resetting pricing and pivoting the business to growth opportunities. Mr. Schell successfully designed and implemented innovative channel simplification initiatives that were a first in the industry. Mr. Schell also did a remarkable job leading the COVID-19 project management office, working on the front line with customers and solving location specific issues. Mr. Schell is an outstanding global leader and his skills and experience enhance our leadership.

52

Executive Compensation

Mr. Cho. The HRC Committee determined that Mr. Cho’s MBO performance was achieved above target. Mr. Cho did an excellent job growing the business through a successful and creative combination of organic and inorganic strategies, launching new products and platforms and completing two successful acquisitions. Mr. Cho’s leadership helped address operational challenges while supporting strong external partnerships with critical leaders. Mr. Cho also brought an exceptionally strong focus to people and sustainability initiatives in the Personal Systems organization. Mr. Cho is a thoughtful and well-respected leader in the organization with a strong team to drive the business forward.

Mr. Tran. The HRC Committee determined that Mr. Tran’s MBO performance was achieved above target. Mr. Tran successfully navigated a number of complex challenges in Print while making progress on more strategic, future focused priorities such as HP+ and Instant Ink enrollments. Mr. Tran also did an excellent job maintaining operations at the Malaysia factory and addressing privacy challenges in Europe. Mr. Tran is a knowledgeable and experienced leader with strong credibility internally and with external stakeholders to help drive HP’s enterprise goals.

Based on the findings of these performance evaluations, the HRC Committee (and, in the case of the CEO, the independent members of the Board) determined performance against MBO metrics for the NEOs as follows:

Named Executive Officer	Target MBO (%)	MBO Funded (%)
Enrique J. Lores	25.0	38.2
Marie Myers	25.0	53.2
Christoph Schell	25.0	53.2
Alex Cho	25.0	53.2
Tuan Tran	25.0	38.2

Based on the level of performance described above on both the financial metrics and MBOs for fiscal 2021, the payouts to the NEOs under the annual incentive were as follows:

Fiscal 2021 Annual Incentive Payout
Total payouts were determined by adding the weighted performance against financial metrics to the weighted performance against the non-financial metrics to determine a total payout as a percentage of the target opportunity for each executive:

	Percentage of Target Annual Incentive Funded		Total Annual Incentive Payout
Named Executive Officer	Financial Metrics (%)	Non-Financial Metrics (%)	As % of Target Annual Incentive (%)	Payout ($)
Enrique J. Lores	146.8	38.2	185.0	4,440,000
Marie Myers	146.8	53.2	200.0	1,794,000
Christoph Schell	146.8	53.2	200.0	2,052,000
Alex Cho	146.8	53.2	200.0	1,998,002
Tuan Tran	146.8	38.2	185.0	1,785,712

Long-term Incentive Compensation – Awards from Fiscal 2021

In order to motivate and reward our NEOs for their contributions towards achieving our business objectives, long-term incentives comprise the majority of each NEO’s total target compensation opportunity with a total long-term incentive target value for each NEO established by the HRC Committee in early fiscal 2021. The long-term incentives consist of a mix of 30% PARSUs, 30% PCSOs and 40% time-based RSUs and are linked to EPS, relative TSR and stock price performance. The high proportion of performance-based awards (60%) reflects our pay-for-performance philosophy. The time-based awards support retention and are linked to stockholder value and ownership, which are important goals of our executive compensation program.

2022 PROXY STATEMENT	53

Executive Compensation

2021 PARSUs
The fiscal 2021 PARSUs cliff-vest following the end of a three-year performance period in 2023. Vesting of the PARSUs is based on achievement of an EPS goal with a TSR “payout modifier”. The EPS goal consists of three annual goals that roll up into our three-year annual average EPS. A TSR “payout modifier” is then applied to the EPS average payout at the end of year three to ensure alignment with our stockholders’ experience and stockholder value creation. TSR is measured over the full three-year period based on performance against the S&P 500. The relative TSR is a market-based payout modifier that adjusts payout (-50%, 0% or +50%) so there is alignment with stockholder results. Final payout is subject to an overall maximum of 300% of the target number of shares. This structure is summarized in the charts below:

PARSU Measures	●Non-GAAP EPS(1) – 100% of the units
	●Relative TSR vs. S&P 500 – “Payout Modifier”
PARSU Measurement Periods	●Earnout and vesting at the end of 3 years, subject to continued service
	●EPS based on three 1-year goals, set at the beginning of each year(2)
	●TSR measured over the full 3-years from FY21-23
	●EPS funds payout from zero to 300% of target units according to threshold-target-maximum(3)
	●Max	300%
	●Above target	200%
	●Target	100%
	●Threshold	50%
	●Below Threshold	0%
PARSU Goal Scoring	●TSR adds 50% if in the top quartile and subtracts 50% if in the bottom quartile (no adjustment from 25th percentile to 75th percentile).
	●Relative 3-year TSR > S&P 500 75th percentile		+50%
	●Relative 3-year TSR is equal to or between S&P 500 25th and 75th percentile		No change
	●Relative 3-year TSR < S&P 500 25th percentile		-50%
	●Subject to overall 300% of target shares max
(1)	EPS for PARSU measurement is calculated using non-GAAP Net Earnings adjusted to include bonus at target.
(2)	Performance measurement occurs at the end of the year one, year two, and year three performance periods.
(3)	Interpolate for performance between discrete points.

In November of 2021, the HRC Committee determined that fiscal 2021 EPS for fiscal 2021 PARSUs was achieved at 300% based on actual PARSU EPS performance of $4.08 (target of $2.74). The final payout will also depend on performance in fiscal 2022 and 2023 along with the three-year relative TSR performance.

	Metric PARSU EPS(1) – 100%			Results
	Fiscal 2021 EPS Target: $2.74	Fiscal 2022 EPS	Fiscal 2023 EPS	Average EPS Performance	3-year TSR Payout Modifier	Total Payout
Fiscal 2021 PARSUs	300%	_	_	TBD	TBD	TBD

(1)	EPS for PARSU measurement is calculated using non-GAAP Net Earnings adjusted to include bonus at target.

2021 PCSOs
The addition of PCSOs in fiscal 2021 supports our more growth-oriented portfolio and strategy and aligns the interests of our executives with our stockholders by driving long-term sustained stock price growth and reflecting the time-horizon and risk to investors. The fiscal 2021 PCSO awards will vest in three tranches provided certain stock price requirements are met as follows:

●	one-third of the PCSO award will vest upon continued service of one year and achievement of a closing stock price that is at least 10% over the grant date stock price for at least 20 consecutive trading days within two years from the date of grant;
●	one-third will vest upon continued service for two years and achievement of a closing stock price that is at least 20% over the grant date stock price for at least 20 consecutive trading days within four years from the date of grant; and
●	one-third will vest upon continued service of three years and achievement of a closing stock price that is at least 30% over the grant date stock price for at least 20 consecutive trading days within five years from the date of grant.

54

Executive Compensation

As of the end of fiscal 2021, all stock price appreciation conditions were met meaning that the vesting of the PCSOs only remains subject to the continued service requirements.

	Stock Price Hurdle (Grant Price: $23.68)	Time to Achieve Hurdle	Service Condition	Status as of 10/31/21
First Tranche	110% of grant price ($26.05)	2 years	1 year	Stock price hurdle met; subject to continued service
Second Tranche	120% of grant price ($28.42)	4 years	2 years	Stock price hurdle met; subject to continued service
Third Tranche	130% of grant price ($30.78)	5 years	3 years	Stock price hurdle met; subject to continued service

2021 RSUs
2021 RSUs and related dividend equivalent units vest ratably on an annual basis over three years from the grant date. Three-year vesting is common in our industry and supports executive retention and alignment with stockholder value.

Fiscal 2021 Long-term Incentive Compensation at Target
The following table shows combined total target grant values for annual grants attributable to fiscal 2021. These values represent target opportunities to earn future value-based compensation and are not actual earned amounts, which will be determined after the end of the three-year performance period based on continued employment, stock price growth and performance against pre-established PCSO and PARSU performance goals.

Named Executive Officer	PARSUs	PCSOs	RSUs	Total Fiscal 2021 Long-term Incentive Grant
Enrique J. Lores	$4,050,000	$4,050,000	$5,400,000	$13,500,000
Marie Myers	$1,200,000	$1,200,000	$1,600,000	$4,000,000
Christoph Schell	$1,950,000	$1,950,000	$2,600,000	$6,500,000
Alex Cho	$1,650,000	$1,650,000	$2,200,000	$5,500,000
Tuan Tran	$1,650,000	$1,650,000	$2,200,000	$5,500,000

In addition to her annual grant, Ms. Myers also received a one-time equity award with a February 17, 2021 grant date fair value of $1,000,000, consisting of restricted stock units that vest ratably over three years, beginning on the first anniversary of the grant date. The grant was made in connection with her appointment as our Chief Financial Officer on February 17, 2021 after serving as our Acting Chief Financial Officer and to reward her continuing leadership of our Transformation and IT organization through May 2021 while she was also serving as CFO.

Values in the Summary Compensation Table are different than the target values described in the table above. In the Summary Compensation Table, amounts reflect the grant date fair value for the EPS component for Year 1 (2021), for which goals were approved in January 2021, and the grant date fair value for the TSR modifier, consistent with accounting standards. Grant date fair values for the EPS component for Year 2 (2022) and Year 3 (2023) are not included in the Summary Compensation Table since EPS goals for those years are approved in their respective fiscal year.

The Summary Compensation Table for fiscal 2021 also includes a portion of the fiscal 2020 PARSUs Year 2 EPS (2021) and 2019 PARSUs Year 3 EPS (2021) for which goals were approved in January 2021.

For more information on grants to the NEOs during fiscal 2021, see “Executive Compensation—Grants of Plan-Based Awards in Fiscal 2021.”

2022 PROXY STATEMENT	55

Executive Compensation

Long-term Incentive Compensation – Continuing Performance Awards from Prior Fiscal Years

2020 PARSUs
The fiscal 2020 PARSUs cliff-vest following the end of a three-year performance period in 2022. The metrics for such PARSUs are based on achievement of EPS goal with a TSR “payout modifier”, similar to the fiscal 2021 PARSUs. The EPS goal consists of three annual goals that roll up into our three-year average annual EPS. A TSR “payout modifier” will then be applied to the EPS average payout at the end of year three to ensure alignment with our stockholders’ experience and stockholder value creation. TSR will be measured over the full three-year period based on performance against the S&P 500. The relative TSR is a market-based payout modifier that adjusts payout (-25%, 0% or +25%) so there is alignment with stockholder results. Maximum final payout may not exceed 200% of target shares. This structure is summarized in the charts below:

PARSU Measures	●Non-GAAP EPS(1) – 100% of the units
	●Relative TSR vs. S&P 500 – “Payout Modifier”
PARSU Measurement Periods	●Earnout and vesting at the end of 3 years, subject to continued service
	●EPS based on three 1-year goals, set at the beginning of each year(2)
	●TSR measured over the full 3-years from FY20-22
	●EPS funds payout from zero to 200% of target units according to threshold-target-maximum(3)
	●Max	200%
	●Above target	150%
	●Target	100%
	●Threshold	50%
	●Below Threshold	0%
PARSU Goal Scoring	●TSR adds 25% if in the top quartile and subtracts 25% if in the bottom quartile (no adjustment from 25th percentile to 75th percentile).
	●Relative 3-year TSR > S&P 500 75th percentile		+25%
	●Relative 3-year TSR is equal to or between S&P 500 25th and 75th percentile		No change
	●Relative 3-year TSR < S&P 500 25th percentile		-25%
	●Subject to overall 200% of target shares max
(1)	EPS for PARSU measurement is calculated using non-GAAP Net Earnings adjusted to include bonus at target.
(2)	Performance measurement occurs at the end of the year one, year two, and year three performance periods.
(3)	Interpolate for performance between discrete points.

The EPS performance target for fiscal 2021 is the same for both the fiscal 2020 and 2021 PARSU awards. As a result, the Year 2 performance level was 200% (the maximum for the 2020 PARSUs) based on PARSU EPS performance of $4.08 in fiscal 2021 (target of $2.74), as determined by the HRC Committee in November of 2021. The final payout for fiscal 2020 PARSUs will also depend on performance in fiscal 2022 along with the three-year relative TSR performance.

	Metric PARSU EPS(1) – 100%				Results
	Fiscal 2020 EPS Target: $2.32	Fiscal 2021 EPS Target: $2.74	Fiscal 2022 EPS	Fiscal 2023 EPS	Average EPS Performance	3-year TSR Payout Modifier	Total Payout
Fiscal 2020 PARSUs	104.2%	200.0%	_		TBD	TBD	TBD

Fiscal 2021 PARSUs		300.0%	_	_	TBD	TBD	TBD

(1)	EPS for PARSU measurement is calculated using non-GAAP Net Earnings adjusted to include bonus at target.

2019 PARSUs
The fiscal 2019 PARSUs have a two-and three-year vesting period, subject to one-, two-, and three-year performance periods that began at the start of fiscal 2019 and continue through the end of fiscal 2019, 2020 and 2021. Under this program, 50% of the PARSUs (including dividend equivalent units) are eligible for vesting based on EPS and 50% are eligible for vesting based on relative TSR performance against the S&P 500. These PARSUs vest as follows: 16.6% of the units are eligible for vesting based on EPS performance of year one with continued service over two years, 16.6% of the units are

56

Executive Compensation

eligible for vesting based on EPS performance of year two with continued service over three years, 16.6% of the units are eligible for vesting based on EPS performance of year three with continued service over three years, 25% of the units are eligible for vesting based on relative TSR performance over two years with continued service over two years, and 25% of the units are eligible for vesting based on relative TSR performance over three years with continued service over three years. This structure is summarized in the charts below:

PARSU Measures	●Non-GAAP EPS(1) - 50% of the units
	●Relative TSR vs. S&P 500 – 50% of the units
PARSU Measurement Periods(3)	●Earnout and vesting at the end of 2 and 3 years, subject to continued service
	●EPS based on three 1-year goals, set at the beginning of each year(2)
	●EPS Year 1 units vest at the end of year 2
	●EPS Year 2 units vest at the end of year 3
	●EPS Year 3 units vest at the end of year 3
	●TSR measured over 2-years FY19-FY20 and 3-years from FY19-21
	●TSR measured over 2 years vest at the end of year 2
	●TSR measured over 3 years vest at the end of year 3
PARSU Goal Scoring(4)	●EPS funds payout from zero to 200% of target units according to threshold-target-maximum
	●Max	200%
	●Above target	150%
	●Target	100%
	●Threshold	50%
	●Below Threshold	0%
	●TSR funds payout from zero to 200% of target units according to threshold-target-maximum
	●Max	> 90th percentile	200%
	●Above target	70th percentile	150%
	●Target	50th percentile	100%
	●Threshold	25th percentile	50%
	●Below Threshold	< 25th percentile	0%
(1)	EPS for PARSU measurement is calculated using non-GAAP Net Earnings adjusted to include bonus at target.
(2)	Performance measurement occurs at the end of the year one, year two, and year three performance periods.
(3)	Vesting occurs at the end of the two- and three-year periods, subject to continued service.
(4)	Interpolate for performance between discrete points.

EPS and relative TSR are weighted equally in determining earned PARSUs. The first segment (42% of total target units) vested at the end of fiscal 2020, subject to Year 1 EPS performance and relative TSR performance for the first two years. The second segment (58% of total target units) vested after the end of fiscal 2021, subject to Year 2 EPS performance, Year 3 EPS performance, and relative TSR performance for the three years.

The actual performance achievement for the one- and two-year period (i.e., fiscal 2019 and fiscal 2019–2020), as a percentage of target for the HP PARSUs as of October 31, 2020, was summarized in our proxy statement for fiscal 2020. The actual performance achievement for the three-year period (i.e., fiscal 2019–2021) as a percentage of target for the HP PARSUs as of October 31, 2021 is summarized in the table below:

Actual Performance – Segment 2

	EPS(1) vs. Internal Goals				Relative TSR vs. S&P 500(2)
Segment	2020	Payout	2021	Payout	Fiscal 2019-2021 Results	Payout
Segment 2 (58%)	$2.33	104.2%	$4.08	200.0%	32nd percentile	64%
	Target: $2.32		Target: $2.74
(1)	EPS for PARSU measurement is calculated using non-GAAP Net Earnings adjusted to include bonus at target.
(2)	Through October 2021, HP’s relative TSR performance was at the 32nd percentile of the S&P 500 which corresponds to a payout of 64% of target.

2022 PROXY STATEMENT	57

Executive Compensation

The table below summarizes Fiscal 2019 PARSUs (segment 1 and segment 2). Segment 1 performance was based on performance over fiscal 2019 and 2020 and segment 2 performance was based on performance over fiscal 2019 to 2021.

	Metric PARSU EPS – 50%			Metric TSR – 50%
	Fiscal 2019 EPS Payout	Fiscal 2020 EPS Payout	Fiscal 2021 EPS Payout	Fiscal 2019 TSR	Fiscal 2020 TSR	Fiscal 2021 TSR
Segment 1	122.7%		_	0%

Segment 2		104.2%	200%	64%

Fiscal 2022 Compensation Program

The HRC Committee regularly identifies and evaluates ways to improve our executive compensation program. We believe that our current compensation structure, as modified in fiscal 2021 to reflect our strategy under new leadership, effectively aligns real pay delivery with critical financial and strategic non-financial goals, reinforces year-over-year improvement and our growth-oriented strategy, offers a stable and consistent message to both stockholders and participants, and provides an attractive pay-for-performance incentive opportunity to encourage retention and leadership engagement. In light of our continued monitoring and evaluation of our executive compensation program, and our engagement with, and feedback from, our stockholders, we believe the structure of our incentive designs as in effect in fiscal 2021 continue to support the Company’s business strategy and align with our compensation philosophy. The introduction of PCSOs further align the interest of our executives with stockholders by driving long-term sustained stock growth.

Benefits

We do not provide our executives, including the NEOs, with special or supplemental U.S. defined benefit pension or health benefits. Our NEOs receive health and welfare benefits (including retiree medical benefits, if eligibility conditions are met) under the same programs and subject to the same eligibility requirements that apply to our employees generally.

Benefits under all U.S. pension plans were frozen effective December 31, 2007. Benefits under the Electronic Data Systems (“EDS”) Pension Plan ceased upon HP’s acquisition of EDS in 2008. As a result, no NEO or any other HP employee accrued a benefit under any HP U.S. defined benefit pension plan during fiscal 2021. The amounts reported as an increase in pension benefits in the Summary Compensation Table are for those NEOs who previously accrued a benefit in a defined benefit pension plan prior to the cessation of accruals and reflect changes in actuarial values only, not additional benefit accruals.

The NEOs, along with other executives who earn base pay or an annual incentive in excess of certain limits of the Code or greater than $160,000, are eligible to participate in the 2005 Executive Deferred Compensation Plan (the “EDCP”). This plan is maintained to permit executives to defer some of their compensation in order to also defer taxation on such amounts. This is a standard benefit plan also offered by most of our peer group companies. The EDCP permits deferral of base pay in excess of the amount allowed under the qualified HP 401(k) Plan (the “HP 401(k) Plan”) (the 401(k) deferral limit for calendar 2021 was $19,500) and up to 95% of the annual incentive payable under the Stock Incentive Plan, the PfR Plan and other eligible plans. In addition, we make a 4% matching contribution to the EDCP on base pay contributions in excess of IRS limits up to a maximum of two times that limit (maximum of $11,600 in calendar 2021). This is the same percentage of matching contributions those executives are eligible to receive under the 401(k) Plan. In effect, the EDCP permits these executives and all eligible employees to receive a 401(k)-type matching contribution on a portion of base-pay deferrals in excess of IRS limits. Amounts deferred or matched under the EDCP are credited with hypothetical investment earnings based on investment options selected by the participant from among nearly all the proprietary funds available to employees under the 401(k) Plan. No amounts earn above-market returns. Benefits payable under the EDCP are unfunded and unsecured.

Executives are also eligible to have a yearly HP-paid medical exam as part of the HP U.S. executive physical program. This includes a comprehensive exam, thorough health assessment and personalized health advice. This benefit is also offered by our peer group companies.

Consistent with its practice of not providing any special or supplemental executive defined benefit programs, including arrangements that would otherwise provide special benefits to the family of a deceased executive, in 2011 the HRC Committee adopted a policy that, unless approved by our stockholders pursuant to an advisory vote, we will not enter into a new plan, program or agreement or modify an existing plan, program or agreement with a Section 16 officer (including the NEOs) that provides for payments, grants or awards following the death of the officer in the form of unearned salary or unearned annual incentives, accelerated vesting or the continuation in force of unvested equity grants, perquisites, and other payments or awards made in lieu of compensation, except to the extent that such payments, grants or awards are provided or made available to our employees generally.

We provide our executives with financial counseling services to assist them in obtaining professional financial advice, a common benefit among our peer group companies, for convenience and to increase the understanding and effectiveness of our executive compensation program.

58

Executive Compensation

Limited Perquisites

We provide a small number of perquisites to our senior executives, including the NEOs. For a list of all perquisites provided to our NEOs for fiscal 2021, please refer to “Fiscal 2021 All Other Compensation Table” on page 63.

HP maintains one corporate aircraft due to our global presence. For security, safety, effectiveness and efficiency purposes, the Company allows executives to use the corporate aircraft for personal reasons. The CEO is required by the Board to use corporate aircraft for all travel. In the event an NEO is accompanied by a guest or family member on the aircraft for personal reasons, as approved by the CEO or CLO, the NEO is taxed on the value of this usage according to the relevant rules of the Internal Revenue Code. We do not provide tax gross-ups for the imputed income attributable to personal use. Among our NEOs, Mr. Lores is the only executive who used the corporate aircraft for personal use during fiscal 2021, which was to provide security and protect his health and safety. During fiscal 2021, Ms. Myers used the corporate aircraft for business travel during which she was accompanied by her family. While the incremental costs associated with such travel were recognized as imputed income by Ms. Myers, such travel by her guests was at no additional cost to HP.

In addition, we cover the costs of financial counseling, tax preparation and estate planning services for certain of our executives. These services provide these executives with a better understanding of their compensation and benefits and allow them to focus their attention on our future success.

We consider specific personal security measures to be appropriate expenses that arise out of the executive’s employment responsibilities and that are necessary to his/her job performance and to ensure the safety of the covered executive and his/her family. The Board and the HRC Committee periodically review and approve the amount and nature of executive officers’ security expenses.

Termination and Change in Control Protections

The HRC Committee is focused on ensuring that the severance and change of control protections available to our executives are consistent with market practice, provide clarity to prospective and current executives, and will help attract and retain talent. Consistent with this approach, our Section 16 officers (including all of the NEOs) are covered by the Amended and Restated Severance and Long-term Incentive Change in Control Plan for Executive Officers (“SPEO”), as subsequently amended. The SPEO is intended to protect our executives and our stockholders, and provide a level of transition assistance in the event of an involuntary termination of employment. We have not entered into individual employment agreements or any severance or change in control agreements with our current NEOs.

Severance and Long-term Incentive Change in Control Plan for Executive Officers

Under the SPEO, participants who incur an involuntary termination (i.e., a termination not for cause), and who execute a full and effective release of claims following such termination, are eligible to receive severance benefits in an amount determined as a multiple of base pay, plus the average of either the actual annual incentives paid for the preceding three years or target bonus if the executive has received less than three full fiscal year annual cash bonuses at his or her seniority level as of immediately prior to such termination. In the case of the NEOs other than the CEO, the multiplier is 1.5. In the case of the CEO, the multiplier is 2.0. In all cases, this benefit will not exceed 2.99 times the sum of the executive’s base pay plus target annual incentive as in effect immediately prior to the termination of employment.

Although most of the compensation for our executives is performance-based and largely contingent upon the achievement of financial goals, the HRC Committee continues to believe that the SPEO is appropriate for the attraction and retention of executive talent. In addition, we find it more equitable to offer severance benefits based on a standard formula for the Section 16 officers (including all of the NEOs) because severance often serves as a bridge when employment is involuntarily terminated, and should therefore not be affected by other, longer-term accumulations. As a result, and consistent with the practice of our peer group companies, other compensation decisions are not generally tied to the existence of this severance protection.

In addition to the cash benefit, SPEO participants are eligible to receive (1) a pro-rata annual incentive for the year of termination based on actual performance results, at the discretion of the HRC Committee, (2) pro-rata vesting of unvested equity awards (and for performance-based equity awards, only if any applicable performance conditions have been satisfied), and (3) payment of a lump-sum health-benefit stipend of an amount equal to 18 months’ COBRA premiums for continued group medical coverage for the executive and his or her eligible dependents.

Severance Benefits in the Event of a Change in Control under SPEO

In order to better ensure the retention of our Executive Leadership team in the event of a potentially disruptive corporate transaction, the SPEO also includes change in control terms for our NEOs. The benefits provided for involuntary terminations under the SPEO are also provided in connection with a voluntary termination for Good Reason (as defined in the plan) that occurs within 24 months after a change in control (“double trigger”). In addition, the SPEO provides for full vesting of outstanding stock options, RSUs, PCSOs and PARSUs upon involuntary termination not for Cause or voluntary termination for Good Reason within 24 months after a change in control, and in situations where equity awards are not assumed by the surviving corporation (a “modified double trigger”). The SPEO further provides that under either a double trigger or modified double trigger, PARSUs will vest based on actual performance with respect to the awards for which the applicable performance period has ended or target performance with respect to the awards for which the applicable performance period has not ended. In addition, in the event of any dispute under the SPEO relating to a participant’s termination of employment within 24 months following a change in control, the Company will reimburse all related legal fees and expenses reasonably incurred by the participant if claims are brought in good faith. We do not provide tax gross ups in connection with terminations, including terminations in the event of a change in control.

2022 PROXY STATEMENT	59

Executive Compensation

Other Compensation-Related Matters

Succession Planning

Among the HRC Committee’s responsibilities described in its charter is to oversee succession planning and leadership development. In addition, the full Board plans for succession of the CEO and annually reviews senior management selection and succession planning. As part of this process, the independent Directors annually review candidates for senior management positions to see that qualified candidates are available for all positions and that development plans are being utilized to strengthen the skills and qualifications of the candidates. The criteria used when assessing the qualifications of potential CEO successors include, among others, strategic vision and leadership, operational excellence, financial management, executive officer leadership development, ability to motivate employees, and an ability to develop an effective working relationship with the Board. We also host a Board Buddy program through which each executive officer is aligned to a board member as a mentor to aid the executive’s development while giving board members a deeper understanding of the day-to-day operations of the Company.

In fiscal 2021, an executive talent review was conducted along with succession plans for each of the executive leaders. Successors were identified to reflect necessary skill sets, performance, potential, and diversity. Development plans for successors were also established to ensure readiness and those will be managed throughout the coming year. In addition to the annual succession planning process, the HRC Committee participates in an in-depth performance discussion of each executive officer at the time of the annual compensation review. Further, the HRC Committee receives regular People Updates at HRC Committee meetings throughout the year, which includes a review of key people processes and developments for that quarter.

In addition, the executive team participated in team and individual development discussions throughout the year. New external executive team members also completed an assessment and onboarding process to ensure their full integration into the team and maximize their effectiveness.

Stock Ownership Guidelines and Prohibition on Hedging and Pledging

Our stock ownership guidelines are designed to align executives’ interests with those of our stockholders and mitigate compensation-related risk. The current guidelines provide that, within five years of assuming a designated position, the CEO should attain an investment position in our stock equal to seven times his base salary and all other Section 16 officers reporting directly to the CEO should attain an investment position equal to five times their base salaries. Our NEOs are on pace to meet the stock ownership guidelines within the allotted time frame.

Shares counted toward these guidelines include any shares held by the executive directly or through a broker, shares held through the 401(k) Plan, shares held as restricted stock and shares underlying time-vested RSUs. In fiscal 2021 and upon the HRC Committee’s approval, we no longer count stock options toward stock ownership guidelines. We also do not include shares in ongoing PARSU cycles. Our NEOs are on pace to meet the stock ownership guidelines within the allotted time frame.

The HRC Committee has adopted a policy prohibiting all employees, including executive officers, and Directors from engaging in any form of hedging transaction (derivatives, equity swaps, forwards, etc.) involving Company securities, including, among other things, short sales and transactions involving publicly traded options. In addition, with limited exceptions, our executive officers are prohibited from holding our securities in margin accounts and from pledging our securities as collateral for loans. We believe that these policies further align our executives’ interests with those of our stockholders.

Policy for Recoupment of Performance-Based Incentives

In fiscal 2006, the Board adopted a “clawback” policy that provides Board discretion to recover certain annual incentives from senior executives (including the NEOs) whose fraud or misconduct resulted in a significant restatement of financial results. The policy specifically allows for the recovery of annual incentives paid at or above target from those senior executives whose fraud or misconduct resulted in the restatement where the annual incentives would have been lower absent the fraud or misconduct, to the extent permitted by applicable law. Additionally, our incentive plan document (and award agreements) allows for the recoupment of performance-based annual incentives and long-term incentives consistent with applicable law and the clawback policy.

In addition, in fiscal 2014, we added a provision to our grant agreements to clarify that equity awards are subject to the clawback policy. Award agreements also provide the Board discretion to recover certain outstanding cash and equity awards for fraud or misconduct that results in reputational harm to HP even when such fraud or misconduct does not result in a significant restatement of financial results.

Accounting and Tax Effects

The impact of accounting treatment is considered in developing and implementing our compensation programs, including the accounting treatment as it applies to amounts awarded or paid to our executives.

The impact of federal tax laws on our compensation programs is also considered, including the deductibility of compensation paid to the NEOs, as limited by Section 162(m) of the Code. For prior fiscal years, Section 162(m) included an exception from the deductibility limitation for qualified “performance-based compensation.” This exception, however, has been repealed for tax years beginning in fiscal 2019 under the Tax Cuts and Jobs Act. As such, compensation paid to certain of our executive officers in excess of $1.0 million is not deductible unless it qualifies for certain transition relief

60

Executive Compensation

applicable for compensation paid pursuant to a written binding contract that was in effect as of November 2, 2017. In addition, the Tax Cuts and Jobs Act increased the scope of individuals subject to the deduction limitation. Thus, compensation originally intended to satisfy the requirements for exemption from Section 162(m) may not be fully deductible. Although our compensation program may take into consideration the Section 162(m) rules as a factor, these considerations will not necessarily limit compensation to amounts deductible under Section 162(m). Despite the modifications to Section 162(m), the HRC Committee intends to continue to implement compensation programs that it believes are competitive and in the best interests of HP and its stockholders.

HR and Compensation Committee Report on Executive Compensation

The HRC Committee of the Board of HP has reviewed and discussed with management this Compensation Discussion and Analysis. Based on this review and discussion, it has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in the Annual Report on Form 10-K of HP filed for the fiscal year ended October 31, 2021.

HR and Compensation Committee of the Board of Directors

Stephanie A. Burns, Chair
Aida Alvarez
Shumeet Banerji
Charles “Chip” V. Bergh
Bruce Broussard

2022 PROXY STATEMENT	61

Executive Compensation

Executive Compensation Tables

Fiscal 2021 Summary Compensation Table

The following table sets forth information concerning the compensation of our NEOs for fiscal years 2021, 2020, and 2019, as applicable. Per SEC reporting guidelines, our NEOs for fiscal 2021 include our CEO (Mr. Lores), our CFO (Ms. Myers), and the next three most highly compensated individuals serving as executive officers at year end (Mr. Schell, Mr. Cho, and Mr. Tran) as of the last day of the fiscal year (October 31, 2021).

Name and Principal Position	Year	Salary(3) ($)	Bonus(4) ($)	Stock Awards(5) ($)	Option Awards(6) ($)	Non-Equity Incentive Plan Compensation(7) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(8) ($)	All Other Compensation(9) ($)	Total ($)
Enrique J. Lores President and CEO	2021	1,200,000	—	10,558,022	4,107,368	4,440,000	—	428,416	20,733,806
	2020	1,100,000	—	7,976,875		3,261,085	—	219,555	12,557,515
	2019	750,000	—	5,527,211		873,522	—	48,155	7,198,888
Marie Myers(1) Chief Financial Officer	2021	664,445	250,000	3,185,034	1,216,998	1,794,000	—	111,091	7,221,568
	2020	329,313	—	1,749,997		605,084	—	4,302	2,688,696
Christoph Schell(2) Former Chief Commercial Officer	2021	760,000	—	5,427,349	1,977,620	2,052,000	—	41,000	10,257,969
	2020	722,000	—	4,462,000		1,290,846	—	40,600	6,515,446
Alex Cho President, Personal Systems	2021	740,000	—	4,552,967	1,673,373	1,998,002	15	43,426	9,007,783
	2020	703,000	—	3,571,232		1,328,883	49,881	23,563	5,676,559
	2019	675,000	—	3,427,818		1,271,882	67,760	16,795	5,459,255
Tuan Tran President, Print	2021	715,000	—	4,066,688	1,673,373	1,785,712	5,418	78,876	8,325,067
(1)	Ms. Myers was appointed to the role of Acting Chief Financial Officer effective October 1, 2020, while continuing to lead our Transformation and IT organization. On February 17, 2021, Ms. Myers was appointed as Chief Financial Officer of the Company.
(2)	Mr. Schell stepped down as Chief Commercial Officer, effective February 18, 2022. Since stepping down from such position, Mr. Schell has continued to be employed by the Company in a non-executive officer role.
(3)	Amounts shown represent base salary earned or paid during the fiscal year, as described under the heading “Compensation Discussion and Analysis—Determination of Fiscal 2021 Executive Compensation—2021 Base Salary.”
(4)	Ms. Myers received a one-time lump sum cash payment of $250,000 in connection with her appointment as Acting Chief Financial Officer, while continuing to lead our Transformation and IT organization.
(5)	The grant date fair value of all stock awards has been calculated in accordance with applicable accounting standards. In the case of RSUs, the value is determined by multiplying the number of units granted by the closing price of our stock on the grant date. For PARSUs awarded in fiscal 2021, they include both internal (EPS) and market-related (TSR) performance goals as described under the “Compensation Discussion and Analysis—Determination of Fiscal 2021 Executive Compensation—Long-Term Incentive Compensation—Awards from Fiscal 2021”. Amounts shown reflect the grant date fair value of the first tranche of the 2021 PARSUs for which the EPS goal has been established (i.e., for fiscal 2021) based on the probable outcome of performance conditions related to these PARSUs at the grant date. Consistent with the applicable accounting standards, the grant date fair value of the market related TSR modifier has been determined using a Monte Carlo simulation model. Further, consistent with accounting standards, grant date fair value reflects the EPS portion of the award for Year 1 only, for which goals were approved in January 2021. This value also reflects grant date fair value of the 2020 PARSU award for Year 2 (fiscal 2021 EPS) and the EPS portion of the 2019 PARSU award for Year 3 (fiscal 2021 EPS), for which goals were approved in January 2021. The table below sets forth the grant date fair value for the fiscal 2021 EPS of the 2021 PARSUs granted on December 7, 2020, the fiscal 2021 EPS of the 2020 PARSUs granted on December 6, 2019, and the fiscal 2021 EPS portion of the 2019 PARSUs granted on December 7, 2018:

Name	Date of Original PARSU Grant	Probable Outcome of Performance Conditions Grant Date Fair Value ($)*	Maximum Outcome of Performance Conditions Grant Date Fair Value ($)*	Market-related Component Grant Date Fair Value ($)**
Enrique J. Lores	12/7/2020	1,241,374	3,724,122	733,049
	12/6/2019	2,596,726	5,193,452
	12/7/2018	586,862	1,173,724
Marie Myers	12/7/2020	367,818	1,103,454	217,199
Christoph Schell	12/7/2020	597,692	1,793,076	352,951
	12/6/2019	1,357,373	2,714,746
	12/7/2018	519,340	1,038,680
Alex Cho	12/7/2020	505,737	1,517,211	298,651
	12/6/2019	1,133,122	2,266,244
	12/7/2018	415,467	830,934
Tuan Tran	12/7/2020	505,737	1,517,211	298,651
	12/6/2019	1,062,310	2,124,620

62

Executive Compensation

* Amounts shown represent the grant date fair value of the PARSUs subject to the internal EPS performance goal (i) based on the probable or target outcome as of the date the goals were set and (ii) based on achieving the maximum level of performance for the performance period beginning in fiscal 2021. The grant date fair value of the 2021 PARSUs Year 1 EPS units awarded on December 7, 2020, 2020 PARSUs Year 2 EPS units awarded on December 6, 2019 and 2019 PARSUs Year 3 EPS units awarded on December 7, 2018 was $25.91 per unit, which was the closing share price of our common stock on January 12, 2021 when the EPS goal was approved. The values of 2021 PARSUs Year 2 and Year 3 EPS units will not be available until January 2022 and January 2023, respectively, and therefore are not included for fiscal 2021, but will be included for their respective fiscal years.
** Amounts shown represent the grant date fair value of PARSUs subject to the market related TSR modifier of the PARSUs, for which expense recognition is not subject to probable or maximum outcome assumptions. The grant date fair value of the market related TSR modifier of the PARSUs granted December 7, 2020 was $5.10 per unit, which was determined using a Monte Carlo simulation model. The significant assumptions used in this simulation model were a volatility rate of 41.0%, a risk-free interest rate of 0.2%, and a simulation period of 2.9 years. For information on the assumptions used to calculate the fair value of the awards, refer to Note 5 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended October 31, 2021, as filed with the SEC on December 9, 2021.
(6)	The grant date fair value of PCSO awards is calculated using a combination of a Monte Carlo simulation model and a lattice model, as these awards contain market conditions. For information on the assumptions used to calculate the fair value of the awards, refer to Note 5 of our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended October 31, 2021, as filed with the SEC on December 9, 2021.
(7)	Amounts shown represent payouts under the annual incentive (amounts earned during the applicable fiscal year but paid after the end of that fiscal year).
(8)	Amounts shown represent the increase in the actuarial present value of NEO pension benefits during the applicable fiscal year. As described in more detail under the heading “Narrative to the Fiscal 2021 Pension Benefits Table” below, pension accruals have generally ceased for all NEOs, and NEOs hired after the dates that pension accruals ceased are not eligible to participate in any U.S. defined benefit pension plan. The only exception for the NEOs listed above is that Mr. Cho participates in the International Retirement Guarantee (IRG), which is provided to a small, closed group of employees who have transferred between countries with pension/retirement indemnity plans. Mr. Cho will not accrue additional benefits under the IRG unless he transfers outside of the US with HP Inc. for an extended period of time. Accordingly, the amounts reported for the NEOs do not reflect additional accruals but reflect the passage of one more year from the prior present value calculation, Deferred Profit-Sharing Plan returns, and changes in other actuarial assumptions. The assumptions used in calculating the changes in pension benefits are described in footnote (2) to the “Fiscal 2021 Pension Benefits Table” below. No HP plan provides for above-market earnings on deferred compensation amounts, so the amounts reported in this column do not reflect any such earnings.
(9)	The amounts shown are detailed in the “Fiscal 2021 All Other Compensation Table” below. The security amount previously disclosed under “All Other Compensation” in our Summary Compensation Table for the year 2020 inadvertently excluded certain costs associated with security services provided to Mr. Lores. This amount has been revised from previous disclosure to reflect an increased amount of $77,700 for Mr. Lores, for a total security amount of $114,835.

Fiscal 2021 All Other Compensation Table

The following table provides additional information about the amounts that appear in the “All Other Compensation” column in the “Summary Compensation Table” above.

Name	401(k) Company Match(1) ($)	NQDC Company Match(2) ($)	Mobility Program(3) ($)	Security Services/ Systems(4) ($)	Personal Aircraft Usage(5) ($)	Non-U.S. Tax Gross-Up(6)	Miscellaneous(7) ($)	Total AOC ($)
Enrique J. Lores	11,600	11,400	7,816	238,136	139,506	—	19,958	428,416
Marie Myers	11,600	5,639	—	93,852	—	—	—	111,091
Christoph Schell	11,600	11,400	—	—	—	—	18,000	41,000
Alex Cho	11,600	11,400	—	—	—	—	20,426	43,426
Tuan Tran	11,600	11,400	15,395	—	—	22,026	18,455	78,876
(1)	Represents matching contributions made under the HP 401(k) Plan that were earned for 2021.
(2)	Represents matching contributions credited during fiscal 2021 under the HP Executive Deferred Compensation Plan with respect to the 2020 calendar year of that plan.
(3)	For Mr. Lores and Mr. Tuan, represents tax preparation, filing, equalization and compliance services paid under HP’s tax assistance due to business travel in Korea. Due to the taxation impact on US taxpayers who travel to Korea on business and the increase in Korea travel due to our acquisition of Samsung’s Print business, the HRC Committee approved a Tax Assistance Program during its July 2017 meeting that covers our Section 16 officers. The program has the same characteristics as the existing tax equalization program for all other employees. Both programs together ensure a tax neutral scenario for all HP employees who must comply with Korean tax requirements due to business travel to Korea.
(4)	Represents home security services provided to the NEOs and, consistent with SEC guidance, the incremental cost associated with these services is reported here as a perquisite. For the CEO and CFO, we provided a home security evaluation and residential security systems. At times, we may provide security for the CEO and CFO, which included personal security services provided during business-related travel and at business facilities, as needed to address security concerns arising out of our business. We consider personal security measures to be appropriate expenses that arise out of the executive’s employment responsibilities and that are necessary to his/her job performance and to ensure the safety of the covered executive and his/her family. We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit. The Board and the HR & Compensation Committee periodically review and approve the amount and nature of executive officers’ security expenses.
(5)	Represents the value of personal usage of HP corporate aircraft. For purposes of reporting the value of such personal usage in this table, we use data provided by an outside firm to calculate the hourly cost of operating each type of aircraft. These costs include the cost of fuel, maintenance, landing and parking fees, crew, catering and supplies. For trips by NEOs that involve mixed personal and business usage, we include the incremental cost of such personal usage (i.e., the excess of the cost of the actual trip over the cost of a hypothetical trip without the personal usage). For income tax purposes, the amounts included in NEO income are calculated based on the standard industry fare level valuation method. No tax gross ups are provided for this imputed income.
(6)	Represents tax gross up costs for Korean income tax and U.S. social taxes under HP’s Tax Assistance Program for Korea business travel.
(7)	Includes other amounts paid either directly to the executives or on their behalf, including financial counseling, tax preparation and estate planning services, as discussed further in “Compensation Discussion and Analysis”. For Mr. Lores, the amount includes $1,958.35 personal ground transportation expenses incurred while on business trips. For Mr. Cho, the amount includes $19,676.37 for financial counseling services that was incurred in fiscal 2019 and fiscal 2020 but not billed until fiscal 2021. For Mr. Tran it also includes $455 wellness incentive. All U.S. employees are also eligible to receive this incentive.

2022 PROXY STATEMENT	63

Executive Compensation
Grants of Plan-Based Awards in Fiscal 2021

The following table provides information on annual incentive awards for fiscal 2021 and awards of RSUs, PCSOs and PARSUs granted during fiscal 2021 as a part of our long-term incentive program:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant- Date Fair Value of Stock and Option Awards(2) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Enrique J. Lores
Annual Incentive		24,000	2,400,000	4,800,000
RSU	12/7/2020							228,041			5,400,011
PCSO	12/7/2020								637,460	23.68	4,107,368
PARSU	12/7/2020				23,956	47,911	143,733				1,974,423
PARSU	12/6/2019				50,111	100,221	200,442				2,596,726
PARSU	12/7/2018				11,325	22,650	45,300				586,862
Marie Myers
Annual Incentive		8,970	897,001	1,794,002
RSU	2/17/2021							38,052			1,000,007
	12/7/2020							67,568			1,600,010
PCSO	12/7/2020								188,877	23.68	1,216,998
PARSU	12/7/2020				7,098	14,196	42,588				585,017
Christoph Schell
Annual Incentive		10,260	1,026,000	2,052,000
RSU	12/7/2020							109,797			2,599,993
PCSO	12/7/2020								306,925	23.68	1,977,620
PARSU	12/7/2020				11,534	23,068	69,204				950,643
PARSU	12/6/2019				26,194	52,388	104,776				1,357,373
PARSU	12/7/2018				10,022	20,044	40,088				519,340
Alex Cho
Annual Incentive		9,990	999,000	1,998,000
RSU	12/7/2020							92,905			2,199,990
PCSO	12/7/2020								259,706	23.68	1,673,373
PARSU	12/7/2020				9,760	19,519	58,557				804,388
PARSU	12/6/2019				21,867	43,733	87,466				1,133,122
PARSU	12/7/2018				8,018	16,035	32,070				415,467
Tuan Tran
Annual Incentive		9,653	965,250	1,930,500
RSU	12/7/2020							92,905			2,199,990
PCSO	12/7/2020								259,706	23.68	1,673,373
PARSU	12/7/2020				9,760	19,519	58,557				804,388
PARSU	12/6/2019				20,500	41,000	82,000				1,062,310
(1)	Amounts represent the range of possible cash payouts for fiscal 2021 annual incentive awards under the Stock Incentive Plan based upon annual salary.
(2)

For the 2019 PARSUs, amounts represent the range of shares that may be released at the end of the three-year vesting period (the two-year segment vested in November 2020) applicable to the PARSUs assuming achievement of threshold, target, or maximum performance. 50% of the PARSUs are eligible for vesting based on EPS performance and 50% are eligible for vesting based on relative TSR performance. PARSUs vest as follows: 16.6% of the units are eligible for vesting based on EPS performance of year one with continued service over two years, 16.6% of the units are eligible for vesting based on EPS performance of year two with continued service over three years, 16.6% of the units are eligible for vesting based on EPS performance of year three with continued service over three years, 25% of the units are eligible for vesting based on relative TSR performance over two years with continued service over two years, 25% of the units are eligible for vesting based on relative TSR performance over three years with continued service over three years. For the 2020 and 2021 PARSUs, amounts represent the range of shares that may be released at the end of the three-year vesting period applicable to the PARSUs assuming achievement of threshold, target, or maximum performance. For the 2021 PARSUs year 1 and 2020 PARSUs year 2, fiscal 2021 EPS units are reflected in this table, including the grant date fair value of the market related TSR goal modifier of the 2021 PARSUs, for which expense recognition is not subject to probable or maximum outcome assumptions. Further, the 2019 PARSUs fiscal 2021 EPS units are also included. If our EPS and relative TSR performance are below threshold for the performance period, no shares will be released for the applicable segment based on program description. For additional details, see the discussion of PARSUs under the heading “Compensation Discussion and Analysis—Determination of Fiscal 2021 Executive Compensation—Long-Term Incentive Compensation—Awards from Fiscal 2021—2021 PARSUs.”

(3)	RSUs vest as to one-third of the units on each of the first three anniversaries of the grant date, subject to continued service.
64

Executive Compensation

Outstanding Equity Awards at 2021 Fiscal Year-End

The following table provides information on stock and option awards held by the NEOs as of October 31, 2021:

	Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price(3) ($)	Option Expiration Date(4)	Number of Shares or Units of Stock That Have Not Vested(5) (#)	Market Value of Shares or Units of Stock That Have Not Vested(6) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(7) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(6) ($)
Enrique J. Lores	156,976	—		12.47	10/29/2023	423,021	12,830,231	544,617	16,518,234
		637,460	(1)	23.68	12/6/2030
Marie Myers	—	188,877	(2)	23.68	12/6/2030	176,640	5,357,499	42,588	1,291,694
Christoph Schell	—	306,925	(2)	23.68	12/6/2030	728,830	22,105,414	278,756	8,454,669
Alex Cho	—	259,706	(2)	23.68	12/6/2030	187,616	5,690,379	233,489	7,081,721
Tuan Tran	—	259,706	(2)	23.68	12/6/2030	172,267	5,224,866	222,555	6,750,093
(1)

The option award held by Mr. Lores fully vests as to one-third of the options on the first, second and third anniversary of December 7, 2020, the date of grant. The option award would continue to vest in accordance with this schedule in the event Mr. Lores retires from HP. Mr. Lores is retirement-eligible.

(2)

The performance hurdles applicable to these option awards have been achieved by the end of fiscal 2021. Such option awards vest as to one-third of the shares on the first, second and third anniversary of December 7, 2020, the date of grant.

(3)

Option exercise prices are the fair market value of our stock on the grant date. In connection with the separation of HPE and in accordance with the employee matters agreement, HP made certain adjustments to the exercise price and number of stock-based compensation awards with the intention of preserving the intrinsic value of the awards prior to the separation. Exercisable and non-exercisable stock options were converted to similar awards of the entity where the employee was working post-separation.

(4)	All options have a ten-year term, except for the 156,976 stock options granted to Mr. Lores, which have an eight-year term.
(5)

The amounts in this column include shares underlying dividend equivalent units credited with respect to outstanding stock awards through October 31, 2021. The release dates and release amounts for all unvested stock awards are as follows, assuming continued service and satisfaction of any applicable financial performance conditions:

●

Mr. Lores: December 7, 2021 (180,412 shares plus accrued dividend equivalent shares); December 7, 2022 (147,559 shares plus accrued dividend equivalent shares); December 7, 2023 (76,014 shares plus accrued dividend equivalent shares).

●

Ms. Myers: December 7, 2021 (22,522 shares plus accrued dividend equivalent shares); February 17, 2022 (12,684 shares plus accrued dividend equivalent shares); March 30, 2022 (32,698 shares plus accrued dividend equivalent shares); December 7, 2022 (22,523 shares plus accrued dividend equivalent shares); February 17, 2023 (12,684 shares plus accrued dividend equivalent shares); March 30, 2023 (32,698 shares plus accrued dividend equivalent shares); December 7, 2023 (22,523 shares plus accrued dividend equivalent shares); February 17, 2024 (12,684 shares plus accrued dividend equivalent shares).

●

Mr. Schell: December 7, 2021 (103,071 shares plus accrued dividend equivalent shares); July 25, 2022 (468,823 shares plus accrued dividend equivalent shares); December 7, 2022 (73,998 shares plus accrued dividend equivalent shares); December 7, 2023 (36,599 shares plus accrued dividend equivalent shares).

●

Mr. Cho: December 7, 2021 (85,448 shares plus accrued dividend equivalent shares); December 7, 2022 (62,188 shares plus accrued dividend equivalent shares); December 7, 2023 (30,969 shares plus accrued dividend equivalent shares).

●

Mr. Tuan: December 7, 2021 (73,320 shares plus accrued dividend equivalent shares); December 7, 2022 (60,237 shares plus accrued dividend equivalent shares); December 7, 2023 (30,969 shares plus accrued dividend equivalent shares).

(6)	Value calculated based on the $30.33 closing price of our stock on October 29, 2021.
(7)

The amounts in this column include the amounts of PARSUs granted in fiscal 2020 (Year 1 and Year 2 EPS units) and fiscal 2021 (Year 1 EPS units). The EPS units for PARSUs granted in fiscal 2020 and 2021 are reported based on maximum (200% and 300%, respectively) performance. Actual payout will be based on achievement of performance goals at the end of the three-year vesting period.

Option Exercises and Stock Vested in Fiscal 2021

The following table provides information about options exercised and stock awards vested for the NEOs during the fiscal year ended October 31, 2021:

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(2) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(3) ($)
Enrique J. Lores	—	—	244,099	6,442,778
Marie Myers	—	—	33,592	1,060,164
Christoph Schell	—	—	269,269	7,829,677
Alex Cho	42,378	320,870	157,311	4,279,698
Tuan Tran	55,660	750,458	61,889	1,465,532
(1)	Includes PARSUs, RSUs, and accrued dividend equivalent shares.
(2)	Represents the amounts realized based on the difference between the market price of HP stock on the date of grant and the exercise price.
(3)

Represents the amounts realized based on the fair market value of our stock on the performance period end date for PARSUs (October 31, 2021) and on the vesting date for RSUs and accrued dividend equivalent shares. Fair market value is determined based on the closing price of our stock on the applicable performance period end/vesting date.

2022 PROXY STATEMENT	65

Executive Compensation

Fiscal 2021 Pension Benefits Table

The following table provides information about the present value of accumulated pension benefits payable to each NEO:

Name	Plan Name(1)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit(2) ($)	Payments During Last Fiscal Year ($)
Enrique J. Lores(3)	—	—	—	—
Marie Myers(4)	—	—	—	—
Christoph Schell(3)	—	—	—	—
Alex Cho	RP	7.6	108,005	—
	EBP	7.6	15	—
	IRG	26.3	171,426	—
Tuan Tran	RP	14.6	384,996	—
	EBP	14.6	254,989	—
(1)

The “RP” and the “EBP” are the qualified HP Retirement Plan and the non-qualified HP Excess Benefit Plan, respectively. All benefits are frozen under these plans. The RP has been merged into the HP Inc. Pension Plan (formerly known as the Hewlett-Packard Company Retirement Plan). The “IRG” is the International Retirement Guarantee which is a nonqualified plan covering certain highly compensated international transfers.

(2)

The present value of accumulated benefits is shown at the age 65 unreduced retirement age for the RP, the EBP and the IRG using the assumptions under Accounting Standards Codification (ASC) Topic 715-30 Defined Benefit Plans—Pension for the 2021 fiscal year-end measurement (as of October 31, 2021). The present value is based on a discount rate of 2.91% for the RP, 1.64% for the EBP and 1.57% for the IRG, lump sum interest rates of 0.70% for the first five years, 2.55% for the next 15 years and 3.06% thereafter, and applicable mortality for lump sums with the respective mortality improvement scale applied for future years. As of October 31, 2020 (the prior measurement date), the ASC Topic 715-30 assumptions included a discount rate of 2.77% for the RP, 1.44% for the EBP, and 1.34% for the IRG, lump sum interest rates of 0.51% for the first five years, 2.31% for the next 15 years and 3.15% thereafter, and applicable mortality for lump sums with the respective mortality improvement scale applied for future years.

(3)	Mr. Lores and Mr. Schell are not eligible to receive benefits under any defined benefit pension plan because we ceased benefit accruals under all of our U.S.-qualified defined benefit pension plans prior to the commencement of their employment with HP in the United States.
(4)	Ms. Myers was a participant in the RP and EBP, but when she previously left the Company, she was paid her RP and EBP benefits (in the 2019 fiscal year).

Narrative to the Fiscal 2021 Pension Benefits Table

No NEO currently accrues a benefit under any qualified or non-qualified defined benefit pension plan because we ceased benefit accruals in all our U.S.-qualified defined benefit pension plans (and their non-qualified plan counterparts) in prior years. In the case of Mr. Cho, his IRG benefit is based on the US retirement program and since the US pension plans are frozen there is no accrual under that plan. Benefits previously accrued by Mr. Cho under the RP, EBP and IRG and by Mr. Tran under the RP and EBP are payable to them following termination of employment, subject to the terms of the applicable plans.

Terms of the HP Retirement Plan (RP)

Mr. Cho and Mr. Tran earned benefits under the RP and the EBP based on pay and service prior to 2006. The RP is a traditional defined benefit plan that provided a benefit based on years of service and the participant’s “highest average pay rate,” reduced by a portion of Social Security earnings. “Highest average pay rate” was determined based on the 20 consecutive fiscal quarters when pay was the highest. Pay for this purpose included base pay and bonus, subject to applicable IRS limits. Benefits under the RP may be taken in one of several different annuity forms or in an actuarially equivalent lump sum. Mr. Tran was a participant in the RP before November 1, 1993 so he has a DPSP balance which is integrated with the RP. Benefits calculated under the RP are offset by the value of benefits earned under the HP Deferred Profit Sharing Plan (the “DPSP”) before November 1, 1993. Together, the RP and the DPSP constitute a “floor-offset” arrangement for periods before November 1, 1993. Benefits not payable from the RP and the DPSP due to IRS limits are paid from the EBP under which benefits are unfunded and unsecured. When an EBP participant terminates employment, the benefit liability is transferred to the EDCP, where an account is established for the participant. That account is then credited with hypothetical investment earnings (gains or losses) based upon the investment election made by participants from among investment options similar to those offered under the HP 401(k) Plan. There is no formula that would result in above-market earnings or payment of a preferential interest rate on this benefit. At the time of distribution, amounts representing EBP benefits are paid from the EDCP in a lump sum or installment form, according to pre-existing elections made by those participants, except that participants with a small benefit or who have not qualified for retirement status (age 55 with at least 15 years of continuous service) are paid their EBP benefit in January of the year following their termination, subject to any delay required by Section 409A of the Code.

Since Mr. Cho became a participant in the RP after November 1, 1993, he has no Deferred Profit-Sharing Plan (DPSP) balance to be integrated with the RP.

Terms of the International Retirement Guarantee (IRG)

Employees who transferred internationally at the Company’s request prior to 2000 were put into an international umbrella plan. This plan determines the country of guarantee which is generally the country in which an employee has spent the longest portion of his HP Inc. career. For Mr. Cho, the country of guarantee is currently the U.S. The IRG determines the present value of a full career benefit for Mr. Cho under the HP Inc. sponsored retirement benefit plans that applied to employees working in the U.S., and U.S. Social Security (since the U.S. is his country of guarantee) then offsets the present value of the retirement benefits from plans and social insurance systems in the countries in which he earned retirement benefits (France and the US) for his total period of HP Inc. employment. The net benefit value is payable as a single lump sum amount as soon as practicable after termination or retirement, subject to any delay required by Section 409A of the Code. This is a nonqualified retirement plan.

66

Executive Compensation

Fiscal 2021 Non-Qualified Deferred Compensation Table

The following table provides information about contributions, earnings, withdrawals, distributions, and balances under the EDCP:

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(1)(2) ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions(3) ($)	Aggregate Balance at FYE(4) ($)
Enrique J. Lores	1,226,326	11,400	780,317	—	4,867,348
Marie Myers	70,836	5,639	61,793	—	352,678
Christoph Schell	11,400	11,400	20,759	—	102,290
Alex Cho	11,900	11,400	742	—	86,248
Tuan Tran	907,002	11,400	519,176	—	2,411,199
(1)

The amounts reported here as “Executive Contributions” and “Registrant Contributions” are reported as compensation to such NEO in the “Salary” and “Non-Equity Incentive Plan Compensation” columns in the “Summary Compensation Table” above.

(2)

The contributions reported here as “Registrant Contributions” were made in fiscal 2021 with respect to calendar year 2020 participant base pay deferrals. During fiscal 2021, the NEOs were eligible to receive a 4% matching contribution on base pay deferrals that exceeded the IRS limit that applies to the qualified HP 401(k) Plan up to a maximum of two times that limit.

(3)	The distributions reported here were made pursuant to participant elections made prior to the time that the amounts were deferred in accordance with plan rules.
(4)

Of these balances, the following amount was reported as compensation to such NEO in the Summary Compensation Table in prior proxy statements: Mr. Lores $1,812,934, Ms. Myers $212,926, Mr. Schell $22,568, Mr. Cho $37,840, and Mr. Tran $0. The information reported in this footnote is provided to clarify the extent to which amounts payable as deferred compensation represent compensation reported in our prior proxy statements, rather than additional earned compensation.

Narrative to the Fiscal 2021 Non-qualified Deferred Compensation Table

HP sponsors the EDCP, a non-qualified deferred compensation plan that permits eligible U.S. employees to defer base pay in excess of the amount taken into account under the qualified HP 401(k) Plan and bonus amounts of up to 95% of the annual incentive bonus payable under the annual incentive plan. In addition, a matching contribution is available under the plan to eligible employees. The matching contribution applies to base pay deferrals on compensation above the IRS limit that applies to the qualified HP 401(k) Plan, up to a maximum of two times that compensation limit (matching contributions made in fiscal 2021 pertained to base pay from $280,000 to $560,000 during calendar year 2020). During fiscal 2021, the NEOs were eligible for a matching contribution of up to 4% on base pay contributions in excess of the IRS limit, up to a maximum of two times that limit.

Upon becoming eligible for participation or during the annual enrollment period, employees must specify the amount of base pay and/or the percentage of bonus to be deferred, as well as the time and form of payment. If termination of employment occurs before retirement (defined as at least age 55 with 15 years of continuous service), distribution is made in the form of a lump sum in January of the year following the year of termination, subject to any delay required under Section 409A of the Code. At retirement (or earlier, if properly elected), benefits are paid according to the distribution election made by the participant at the time of the deferral election, subject to any delay required under Section 409A of the Code. As of the end of fiscal 2021, Mr. Lores was the only NEO who was retirement eligible. In the event of death, the remaining vested EDCP account balance will be paid to the designated beneficiary, or otherwise in accordance with the EDCP provisions, in a single lump-sum payment in the month following the month of death.

Amounts deferred or credited under the EDCP are credited with hypothetical investment earnings based on participant investment elections made from among the investment options available under the HP 401(k) Plan. Accounts maintained for participants under the EDCP are not held in trust, and all such accounts are subject to the claims of general creditors of HP. No amounts are credited with above-market earnings.

2022 PROXY STATEMENT	67

Executive Compensation

Potential Payments Upon Termination or Change in Control

The amounts in the following table estimate potential payments due if a NEO had terminated employment with HP effective October 31, 2021 under each of the circumstances specified below. These amounts are in addition to benefits generally available to U.S. employees upon termination of employment, such as distributions from the retirement plans and the HP 401(k) Plan and payment of accrued vacation where required.

				Long Term Incentive Programs(3)
Name	Termination Scenario	Total(1)	Severance(2)	Stock Options	Restricted Stock	PARSU
Enrique J. Lores(4)	Voluntary	$24,687,053	$0	$4,239,109	$12,830,231	$7,617,713
	Disability	$30,675,630	$0	$4,239,109	$12,830,231	$13,606,290
	Retirement	$24,687,053	$0	$4,239,109	$12,830,231	$7,617,713
	Death	$30,675,630	$0	$4,239,109	$12,830,231	$13,606,290
	Not for Cause	$31,919,588	$7,232,535	$4,239,109	$12,830,231	$7,617,713
	Change in Control	$37,908,165	$7,232,535	$4,239,109	$12,830,231	$13,606,290
Marie Myers	Voluntary/For Cause	$0	$0	$0	$0	$0
	Disability	$7,905,225	$0	$1,256,032	$5,357,499	$1,291,694
	Retirement	$0	$0	$0	$0	$0
	Death	$7,905,225	$0	$1,256,032	$5,357,499	$1,291,694
	Not for Cause	$4,949,452	$2,497,185	$383,791	$1,637,911	$430,565
	Change in Control	$10,402,410	$2,497,185	$1,256,032	$5,357,499	$1,291,694
Christoph Schell	Voluntary/For Cause	$0	$0	$0	$0	$0
	Disability	$31,079,033	$0	$2,041,051	$22,105,414	$6,932,568
	Retirement	$0	$0	$0	$0	$0
	Death	$31,079,033	$0	$2,041,051	$22,105,414	$6,932,568
	Not for Cause	$22,939,061	$3,440,588	$623,657	$14,952,752	$3,922,064
	Change in Control	$34,519,621	$3,440,588	$2,041,051	$22,105,414	$6,932,568
Alex Cho	Voluntary/For Cause	$0	$0	$0	$0	$0
	Disability	$13,228,494	$0	$1,727,045	$5,690,379	$5,811,070
	Retirement	$0	$0	$0	$0	$0
	Death	$13,228,494	$0	$1,727,045	$5,690,379	$5,811,070
	Not for Cause	$9,783,519	$3,441,304	$527,711	$2,532,464	$3,282,040
	Change in Control	$16,669,798	$3,441,304	$1,727,045	$5,690,379	$5,811,070
Tuan Tran	Voluntary/For Cause	$0	$0	$0	$0	$0
	Disability	$12,510,793	$0	$1,727,045	$5,224,866	$5,558,882
	Retirement	$0	$0	$0	$0	$0
	Death	$12,510,793	$0	$1,727,045	$5,224,866	$5,558,882
	Not for Cause	$8,356,169	$2,552,310	$527,711	$2,162,227	$3,113,921
	Change in Control	$15,063,103	$2,552,310	$1,727,045	$5,224,866	$5,558,882
(1)	Total does not include amounts earned or benefits accumulated due to continued service by the NEO through October 31, 2021, including vested stock options, PCSOs, RSUs, PARSUs, accrued retirement benefits, and vested balances in the EDCP, as those amounts are detailed in the preceding tables.
(2)	The amounts reported are the cash benefits payable in the event of a qualifying termination under the SPEO: for CEO, 2x multiple of base pay plus either the average of the actual annual incentives paid for the preceding three years, or target bonus if less than three full years at the level by the end of the fiscal year; for other NEOs, 1.5x multiple of base pay plus either the average of the actual annual incentives paid for the preceding three years, or target bonus if less than three full years at the level by the end of the fiscal year; and includes 18 months’ COBRA premiums for continued group medical coverage for the NEOs and their eligible dependents. In addition, each NEO would be eligible to receive a pro-rata cash bonus based on actual performance (in the event of a qualifying termination outside of the context of a change in control) or based on target performance (in the event of a qualifying termination within 24 months of a change in control); such amounts have not been included in this column.
(3)	Upon an involuntary termination not for cause, covered executives receive pro-rata vesting on unvested equity awards as discussed under the heading “Executive Compensation—Compensation Discussion and Analysis—Termination and Change in Control Protections—Severance and Long-term Incentive Change in Control Plan for Executive Officers.” Full vesting of PARSUs based on performance at target levels (to the extent that the actual performance period has not been completed) applies in the event of a termination due to death or disability for all grant recipients. Pro-rata vesting of PARSUs based on actual performance applies in the event of a termination due to retirement for all grant recipients. To calculate the value of unvested PARSUs for purposes of this table, target performance is used unless the performance period has been completed and the results have been recorded as of October 31, 2021. No TSR modifier was applied to such values. Full vesting of unvested PCSOs applies in the event of a termination due to death or disability for all grant recipients. With respect to the treatment of equity in the event of a change in control of HP, the information reported reflects the SPEO-approved change in control terms. As of the end of the fiscal 2021, only Mr. Lores is retirement eligible.
(4)	As of the end of fiscal 2021, Mr. Lores is retirement eligible (a minimum age of 55 plus years of service equal to or greater than 70 points).

68

Executive Compensation

Narrative to the Potential Payments Upon Termination or Change in Control Table

HP Severance Plan for Executive Officers
An executive will be deemed to have incurred a qualifying termination for purposes of the SPEO if he or she is involuntarily terminated without cause and executes a full release of claims in a form satisfactory to HP promptly following termination. For purposes of the SPEO, “cause” means an executive’s conviction of, or plea of guilty or nolo contendere to, a felony under federal law or the law of the state in which such action occurred; executive’s willful and deliberate failure in the performance of the executive’s duties in any material respect; executive’s willful misconduct that results in material harm to HP; or a material violation of HP’s ethics and compliance program, code of conduct or other material policy of HP. The material terms of the SPEO are described under the heading “Executive Compensation—Compensation Discussion and Analysis—Termination and Change in Control Protections—Severance and Long-term Incentive Change in Control Plan for Executive Officers.”

We have not entered into individual fixed-term employment agreements or any severance or change in control agreements with our current NEOs.

Voluntary or “For Cause” Termination
In general, an NEO who remained employed through October 31, 2021 (the last day of the fiscal year) but voluntarily terminated employment immediately thereafter, or was terminated immediately thereafter in a “for cause” termination, would be eligible (1) to receive his or her annual incentive amount earned for fiscal 2021 under the annual incentive (subject to any discretionary downward adjustment or elimination by the HRC Committee prior to actual payment, and to any applicable clawback policy), (2) to exercise his or her vested stock options up to three months following a voluntary termination, and up to the date of termination in the case of termination “for cause,” (3) to receive a distribution of vested amounts deferred or credited under the EDCP, and (4) to receive a distribution of his or her vested benefits, if any, under the HP 401(k) and pension plans. An NEO who terminated employment before October 31, 2021, either voluntarily or in a “for cause” termination, would generally not have been eligible to receive any amount under the annual incentive with respect to the fiscal year in which the termination occurred, except that the HRC Committee has the discretion to make payment of prorated bonus amounts to individuals on leave of absence or in non-pay status, as well as in connection with certain voluntary severance incentives, workforce reductions, and similar programs.

“Not for Cause” Termination
A “not for cause” termination of an NEO who remained employed through October 31, 2021 and was terminated immediately thereafter would qualify the NEO for the amounts described above under a “voluntary” termination in addition to benefits under the SPEO if the NEO signs the required release of claims in favor of HP.

In addition to the cash severance benefits and pro-rata equity awards vesting under the SPEO, the NEO would be eligible to exercise vested stock options up to one year after termination and receive distributions of vested, accrued benefits from HP deferred compensation and pension plans.

Termination Following a Change in Control
In the event of a change in control of HP, RSUs, stock options, and PCSOs will vest in full if the successor does not assume such awards or if an individual is terminated without Cause or terminates with Good Reason within 24 months of a change in control. Under each scenario, outstanding PARSUs will vest in full with vesting based on actual performance with respect to awards for which the performance period has ended and target performance level with respect to awards for which the performance period has not ended, as determined by the HRC Committee within 30 days of change in control.

Death or Disability Terminations
An NEO who continued in employment through October 31, 2021 whose employment is terminated immediately thereafter due to death or disability would be eligible (1) to receive his or her full annual incentive amount earned for fiscal 2021 under the annual incentive determined by HP in its sole discretion, (2) to receive a distribution of vested amounts deferred or credited under the EDCP, and (3) to receive a distribution of his or her vested benefits under the HP 401(k) and pension plans.

Upon termination due to death or disability, equity awards held by the NEO may vest in full. If termination is due to disability, RSUs, stock options, and PCSOs will vest in full, subject to satisfaction of applicable performance conditions, and, in the case of stock options and PCSOs, must be exercised within three years of termination or by the original expiration date, if earlier; all unvested portions of the PARSUs, including any amounts for dividend equivalent payments, shall vest based on performance at target levels. If termination is due to the NEO’s death, RSUs, stock options, and PCSOs will vest in full and, in the case of stock options and PCSOs, must be exercised within one year of termination or by the original expiration date, if earlier; all unvested portions of the PARSUs, including any amounts for dividend equivalent payments, shall vest based on performance at target levels.

HP Severance Policy for Senior Executives
Under the HP Severance Policy for Senior Executives adopted by the Board in July 2003 (the “HP Severance Policy”), HP will seek stockholder approval for future severance agreements, if any, with certain senior executives that provide specified benefits in an amount exceeding 2.99 times the sum of the executive’s current annual base salary plus annual target cash bonus, in each case as in effect immediately prior to the time of such executive’s termination. Individuals subject to this policy consist of the Section 16 officers designated by the Board. In implementing this policy, the Board may elect to seek stockholder approval after the material terms of the relevant severance agreement are agreed upon.

2022 PROXY STATEMENT	69

Executive Compensation

For purposes of determining the amounts subject to the HP Severance Policy, benefits subject to the limit generally include cash separation payments that directly relate to extraordinary benefits that are not available to groups of employees other than the Section 16 officers upon termination of employment. Benefits that have been earned or accrued, as well as prorated bonuses, accelerated stock or option vesting, and other benefits that are consistent with our practices applicable to employees other than the Section 16 officers, are not counted against the limit. Specifically, benefits subject to the HP Severance Policy include: (a) separation payments based on a multiplier of salary plus target bonus, or cash amounts payable for the uncompleted portion of employment agreements; (b) the value of any service period credited to a Section 16 officer in excess of the period of service actually provided by such Section 16 officer for purposes of any employee benefit plan; (c) the value of benefits and perquisites that are inconsistent with our practices applicable to one or more groups of employees in addition to, or other than, the Section 16 officers (“Company Practices”); and (d) the value of any accelerated vesting of any stock options, stock appreciation rights, restricted stock, RSUs, or long-term cash incentives that is inconsistent with Company Practices. The following benefits are not subject to the HP Severance Policy, either because they have been previously earned or accrued by the employee or because they are consistent with Company Practices: (i) compensation and benefits earned, accrued, deferred or otherwise provided for employment services rendered on or prior to the date of termination of employment pursuant to bonus, retirement, deferred compensation, or other benefit plans (e.g., 401(k) Plan distributions, payments pursuant to retirement plans, distributions under deferred compensation plans or payments for accrued benefits such as unused vacation days), and any amounts earned with respect to such compensation and benefits in accordance with the terms of the applicable plan; (ii) payments of prorated portions of bonuses or prorated long-term incentive payments that are consistent with Company Practices; (iii) acceleration of the vesting of stock options, stock appreciation rights, restricted stock, RSUs or long-term cash incentives that is consistent with Company Practices; (iv) payments or benefits required to be provided by law; and (v) benefits and perquisites provided in accordance with the terms of any benefit plan, program, or arrangement sponsored by HP or its affiliates that are consistent with Company Practices.

For purposes of the HP Severance Policy, future severance agreements include any severance agreements or employment agreements containing severance provisions that we may enter into after the adoption of the HP Severance Policy by the Board, as well as agreements renewing, modifying, or extending such agreements. Future severance agreements do not include retirement plans, deferred compensation plans, early retirement plans, workforce restructuring plans, retention plans in connection with extraordinary transactions, or similar plans or agreements entered into in connection with any of the foregoing, provided that such plans or agreements are applicable to one or more groups of employees in addition to the Section 16 officers.

HP Retirement Arrangements
Upon retirement immediately after October 31, 2021 with a minimum age of 55 and years of combined age and service equal to or greater than 70, HP employees in the United States receive full vesting of time-based options (other than options granted under a retention agreement on or after June 25, 2019) granted under our stock plans with a post-termination exercise period of up to three years or the original expiration date, whichever comes first, as well as full vesting of RSUs (other than RSUs granted under a retention agreement on or after June 25, 2019). Awards under the PCSO program, if any, will continue to vest and become exercisable once the share price and time component have been satisfied. Such an individual will vest at the same time as other participants with a post-termination exercise period of up to five years or the original expiration date, whichever comes first. Awards under the PARSU program, if any, are paid on a prorated basis to participants at the end of the performance period based on actual results, and bonuses, if any, under the annual incentive plan may be paid in prorated amounts at the discretion of management based on actual results. In accordance with Section 409A of the Code, certain amounts payable upon retirement (or other termination) of the NEOs and other key employees will not be paid out for at least six months following termination of employment. As of the end of fiscal 2021, Mr. Lores was the only NEO who was retirement eligible.

We sponsor two retiree medical programs in the United States, one of which provides subsidized coverage for eligible participants based on years of service. Eligibility for this program requires that participants have been continuously employed by HP since January 1, 2003 and have met other age and service requirements. None of the NEOs are eligible for this program.

The other U.S. retiree medical program we sponsor provides eligible retirees with access to coverage at group rates only, with no direct subsidy provided by HP. All the NEOs could be eligible for this program if they retire from HP on or after age 55 with at least ten years of qualifying service or if they retire at any age with combined age plus service equal to 80 or more years. In addition, beginning at age 45, eligible U.S. employees may participate in the HP Retirement Medical Savings Account Plan (the “RMSA”), under which certain participants are eligible to receive HP matching credits of up to $1,200 per year, up to a lifetime maximum of $12,000, which can be used to cover the cost of such retiree medical coverage (or other qualifying medical expenses) if the employee meets the eligibility requirements for HP retiree medical benefits. None of the NEOs are currently receiving the HP matching credits under the RMSA.

70

Executive Compensation

CEO Pay Ratio Disclosure

In accordance with SEC rules, we are reporting our CEO pay ratio. As set forth in the Summary Compensation Table, our CEO’s annual total compensation for fiscal 2021 was $20,733,806. Our median employee’s annual total compensation was $67,667, resulting in a CEO pay ratio of 306:1.

In calculating the CEO pay ratio, the SEC rules allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions reflecting their unique employee populations. Therefore, our reported CEO pay ratio may not be comparable to CEO pay ratios reported by other companies due to differences in industries and geographical dispersion, as well as the different estimates, assumptions, and methodologies applied by other companies in calculating their CEO pay ratios.

Our CEO pay ratio is based on the following methodology:

●	We used a measurement date that is as close as possible to the end of our fiscal year and identified our employee population as of September 1, 2021, including employees who joined HP as part of acquisitions and excluding employees on furlough or a leave of absence, consistent with SEC rules.
●	We utilized annualized base salary as the consistently applied compensation measure as of September 1, 2021 to identify the median employee.
●	We calculated the median employee’s actual annual total compensation for fiscal 2021 using the same methodology that was used for our named executive officers, as set forth in the Summary Compensation Table.

2022 PROXY STATEMENT	71

Executive Compensation

BOARD PROPOSAL NO. 4
To approve the Third Amended and Restated HP Inc. 2004 Stock Incentive Plan

Our Board recommends a vote FOR the approval of the Third Amended and Restated HP Inc. 2004 Stock Incentive Plan

On January 13, 2022, the Board of Directors of HP Inc. (the “Board”) approved the adoption of the Third Amended and Restated HP Inc. 2004 Stock Incentive Plan (the “Amended 2004 Plan”), which amends and restates our Second Amended and Restated HP Inc. 2004 Stock Incentive Plan (the “Existing 2004 Plan”), subject to approval by our stockholders. We are asking stockholders to consider and vote upon a proposal to approve the Amended 2004 Plan. The Company anticipates that its equity-based compensation needs will soon exceed the remaining shares available under the Existing 2004 Plan. Upon the recommendation of the HRC Committee, the Board on January 13, 2022 therefore approved the Amended 2004 Plan, subject to the receipt of stockholder approval at our annual meeting.

Vote Required

The affirmative vote of a majority of the shares of HP common stock present in person or represented by proxy and entitled to be voted on the proposal at the annual meeting is required for approval of this proposal.

72

Executive Compensation

Summary of Third Amended and Restated HP Inc. Stock Incentive Plan

The Amended 2004 Plan provides for the grant of cash awards, shares, stock units, stock appreciation rights and stock options. The primary change to the Amended 2004 Plan is to add an additional 30,000,000 shares of our common stock. In addition to this amendment, the Amended 2004 Plan includes a handful of housekeeping amendments (which do not require stockholder approval), including (i) changes to address recent changes to Section 162(m) of the Internal Revenue Code; (ii) changes to address changes to applicable law and accounting rules; and (iii) incorporation of additional provisions to improve our corporate governance practices related to the plan.

The following table sets forth certain information about the Amended 2004 Plan, as well as HP’s Existing 2004 Plan:

Number of new shares being authorized under the Amended 2004 Plan	30,000,000
Number of shares available for future awards under the Existing 2004 Plan at December 31, 2021	98,113,666
Number of shares relating to outstanding stock options at December 31, 2021	7,289,322
Number of shares outstanding at December 31, 2021 relating to awards of restricted stock and restricted stock units	24,550,865
Number of shares outstanding at December 31, 2021 relating to awards of performance-adjusted restricted stock units	2,159,355
Maximum option term	10 years
Minimum exercise price (relative to the market value on date of grant)	100%
Weighted average remaining term of outstanding options as of December 31, 2021	8.12 years
Weighted average exercise price of outstanding options as of December 31, 2021	$24.37
Total number of shares available for future awards after December 31, 2021 if this proposal is approved	128,113,666

If the Amended 2004 Plan is approved, HP’s total potential dilution from the shares available for issuance under its equity incentive plans would increase from 12.5% as of December 31, 2021 to 15.4%. Total potential dilution is the number of shares subject to equity awards outstanding but not exercised or settled plus the number of shares available to be granted, divided by the sum of the total number of shares of Company common stock outstanding at the end of the year. The HRC Committee considered this potential dilution level in the context of competitive data from our peer group. The HRC Committee concluded that the resulting dilution levels would be within normal competitive ranges.

The Company manages its long-term dilution goal by monitoring the number of shares subject to equity awards that it grants annually, commonly referred to as “burn rate”. Burn rate shows how rapidly a company is depleting its shares reserved for equity compensation plans, and is defined as the number of shares granted under HP’s equity incentive plans divided by the weighted average number of common shares outstanding at the end of the year, as calculated below. The Company has calculated the burn rate under the Existing 2004 Plan for the past three years, as set forth in the following table:

	Options Granted		Full-Value Shares			Weighted Average Number of Common Shares Outstanding	Burn Rate
	Time	Performance(1)	Time-Based Granted	Performance-Based Granted	Performance-Based Earned
Fiscal 2019	2,451,052	—	14,261,808	2,954,157	2,217,538	1,515,166,128	1.3%
Fiscal 2020	995,602	—	16,847,147	1,261,847	1,611,483	1,413,267,680	1.4%
Fiscal 2021	—	2,691,497	14,828,449	688,325	751,061	1,208,043,806	1.5%

The three-year average burn rate is 1.4%.

(1)	None of the performance-contingent stock options vested during fiscal 2021.

Based on a review of our historical and projected grant practices, we believe that the shares reserved for grant under the Amended 2004 Plan will meet the Company’s equity grant needs for approximately three years. The shares reserved may, however, last for more or less than three years depending on currently unknown factors, such as the number of grant recipients, future grant practices and the Company’s share price.

Why You Should Vote to Approve the Amended 2004 Plan
The Board recommends that our stockholders approve the Amended 2004 Plan because it believes that the Amended 2004 Plan promotes the success and enhances the value of HP by linking the individual interests of key personnel of HP to those of HP’s stockholders and provides such individuals with an incentive for outstanding performance to generate superior returns to HP’s stockholders. The Amended 2004 Plan is further intended to provide flexibility to HP in its ability to motivate, attract, and retain the services of such individuals upon whose judgment, interest, and special effort the successful conduct of HP’s operation is largely dependent. The approval of the Amended 2004 Plan will enable us to continue to provide such incentives.

2022 PROXY STATEMENT	73

Executive Compensation

Highlights of the Amended 2004 Plan. Specific features of the Amended 2004 Plan that are consistent with good corporate governance practices include, but are not limited to:

●	There is no “evergreen” feature pursuant to which the shares authorized for issuance under the Amended 2004 Plan can be automatically replenished.
●	There can be no repricing of options or stock appreciation rights without stockholder approval, either by canceling the award in exchange for a replacement award at a lower price or by reducing the exercise price of the award (other than in connection with a change in our capitalization).
●	The Amended 2004 Plan includes a $550,000 value limit to the annual equity retainer that can be granted to non-employee directors in any director plan year.
●	No liberal share recycling of stock options or full-value awards.
●	The aggregate number of shares that can be granted in any calendar year to any one awardee under the Amended 2004 Plan will be 4,000,000, except that the same awardee may be granted up to 4,000,000 additional shares in connection with his or her initial service.
●	The Amended 2004 Plan prohibits the current payment of dividends or dividend equivalent rights on unvested awards. The Amended 2004 Plan also prohibits the payment of dividends or dividend equivalents on options and SARs.
●	If awards granted under the Amended 2004 Plan are assumed by the successor entity in connection with a change of control of the Company, such awards will not automatically vest and pay out upon the change of control.

Amended 2004 Plan Summary
The principal features of the Amended 2004 Plan are summarized below. The following summary of the Amended 2004 Plan does not purport to be a complete description of all of the provisions of the Amended 2004 Plan. It is qualified in its entirety by reference to the complete text of the Amended 2004 Plan, which has been filed with the SEC as Annex A to this proxy statement. Any HP stockholder who wishes to obtain a copy of the Amended 2004 Plan may do so upon written request to the Secretary at HP's principal executive offices.

General. The purpose of the Amended 2004 Plan is to encourage ownership in HP by key personnel whose long-term employment is considered essential to HP's continued progress and thereby align participants' and stockholders' interests. Stock options and stock awards, including stock units, and cash awards may be granted under the Amended Plan. Options granted under the Amended 2004 Plan may be either "incentive stock options," as defined in Section 422 of the Code, or non-statutory stock options.

Administration. The Amended 2004 Plan may be administered by the Board, a committee appointed by the Board or its delegate (as applicable, the "Administrator"). The Administrator is also specifically authorized to adopt sub-plans to facilitate compliance with non-US laws authorizing the grant of tax-favorable Awards to employees outside the United States.

Share Reserve. If the Amended 2004 Plan is approved, the maximum number of shares that will be authorized for issuance under the Amended 2004 Plan is 623,111,733 shares (which includes shares that have already been issued or that are issuable pursuant to awards previously granted under the Existing Plan), subject to adjustments in the event of certain capitalization events. Of this maximum number, (based on the approval of the Amended 2004 Plan), 128,113,666 shares would be available for the grant of new awards under the Amended 2004 Plan, determined as of December 31, 2021. The shares may be either shares reacquired by HP, including shares purchased on the open market, or authorized but unissued shares of common stock. Shares issued in respect of any full-value award granted under the Plan after March 20, 2013 are counted against the share limit set forth in the foregoing sentence as 2.32 shares for every single share actually issued in connection with such award.

If any shares subject to an award are forfeited or such award is settled in cash or otherwise terminates without the delivery of such shares, the shares subject to such award will again be available for grant under the Plan. Any shares that become available for the grant of awards pursuant to the foregoing sentence will be added back in accordance with the following: (i) if the shares were subject to options or stock appreciation rights, shares will be added back as one (1) share for every share subject to such awards; (ii) if the shares were subject to full-value awards, shares will be added back as 2.32 shares for every single share subject to such award. Notwithstanding the foregoing, shares subject to an award may not again be made available for issuance under the Plan if such shares are: (i) shares delivered to or withheld by the Company to pay the exercise price of an option, (ii) shares delivered to or withheld by the Company to pay the withholding taxes, or (iii) shares repurchased by the Company on the open market with the proceeds of an award paid to the Company by or on behalf of the participant. For the avoidance of doubt, when stock appreciation rights are exercised and settled in shares, the full number of shares exercised will no longer be available for issuance under the Plan.

Eligibility. Awards may be granted under the Amended 2004 Plan to employees of HP and its affiliates and to non-employee directors. Incentive stock options may be granted only to employees of HP or its subsidiaries. There are approximately 51,000 employees and twelve non-employee directors eligible to receive awards under the Amended 2004 Plan. The Administrator, in its discretion, selects the employees to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.

Share Limitations. The Amended 2004 Plan provides that no employee may be granted more than 4,000,000 shares in any calendar year, except that an employee may be granted awards covering up to an additional 4,000,000 shares in connection with his or her initial employment with HP. The maximum number of shares that may be subject to incentive stock options granted under the Amended 2004 Plan may not exceed 623,111,733.

Terms and Conditions of Options and Stock Appreciation Rights. Each option or stock appreciation right is evidenced by an award agreement between HP and the awardee and is subject to the following additional terms and conditions:

74

Executive Compensation

Exercise Price. The Administrator determines the exercise price of options and stock appreciation rights at the time the award is granted. The exercise price of a stock option or stock appreciation right may not be less than 100% of the fair market value of the common stock on the date such award is granted, although certain replacement awards with lower exercise prices may be granted to service providers of entities acquired by HP. The fair market value of the common stock is determined as the closing quoted sales price for the common stock on the date the award is granted (or if no sales were reported that day, the last preceding day a sale occurred). As of February 18, 2022, the closing quoted sales prices of common stock was $36.20 per share. No option or stock appreciation right may be repriced to reduce the exercise price of such award without stockholder approval (except in connection with a change in HP's capitalization).

Exercise of Options and Stock Appreciation Rights; Form of Consideration. The Administrator determines when options or stock appreciation rights become exercisable and in its discretion may accelerate the vesting of any outstanding award. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The Amended 2004 Plan permits payment to be made by cash, check, wire transfer, other shares of common stock of HP (with some restrictions), broker assisted cashless exercises, any other form of consideration permitted by applicable law, or any combination thereof.

Term of Option or Stock Appreciation Right. The term of an option or stock appreciation right may be no more than ten years from the date of grant.

Termination of Employment. If an awardee's employment terminates for any reason, then all options and stock appreciation rights held by the awardee under the Amended 2004 Plan generally will terminate immediately upon the awardee's termination unless determined otherwise by the Plan Administrator.

Other Provisions. The award agreement may contain other terms, provisions and conditions not inconsistent with the Amended 2004 Plan, as may be determined by the Administrator.

Terms and Conditions of Stock Awards. Each stock award agreement will contain provisions regarding (1) the number of shares subject to such stock award or a formula for determining such number, (2) the purchase price of the shares, if any, and the means of payment for the shares, (3) the performance criteria, if any, and level of achievement versus these criteria that will determine the number of shares granted, issued, retainable and vested, as applicable, (4) such terms and conditions on the grant, issuance, vesting and forfeiture of the shares, as applicable, as may be determined from time to time by the Administrator, (5) restrictions on the transferability of the stock award, and (6) such further terms and conditions, in each case not inconsistent with the Amended 2004 Plan, as may be determined from time to time by the Administrator.

Termination of Employment. In the case of stock awards, including stock units, unless the Administrator determines otherwise, the restricted stock or restricted stock unit agreement will provide that the unvested stock or stock units will be forfeited upon the awardee's termination of employment for any reason.

Vesting. The vesting of a stock award may be subject to performance criteria, continued service of the awardee, or both.

Non-Employee Director Awards. Non-employee directors are eligible only for annual retainer awards and are not eligible for any other type of award that is authorized under the Amended Plan. Annual retainer awards paid in the form of equity are granted in the form of non-statutory stock options or restricted stock units. The non-employee directors can elect to receive the annual equity retainer and the annual cash retainer in the form of stock options or restricted stock units, and may elect to defer the restricted stock units provided that such deferral election is made by December 31st of the calendar year immediately preceding the annual meeting at which they are elected. Individuals who become non-employee directors after the start of a calendar year generally are also permitted to elect to receive their annual equity retainer and annual cash retainer in the form of restricted stock units if the election is made with certain periods set forth in the plan and only with respect to compensation related to future services. The awards are granted automatically on the date of the stockholder meeting. The exercise price of director stock options cannot be less than 100% of the fair market value of HP common stock on the grant date. The value of the annual equity retainer (not including cash compensation that may be payable in shares at the election of the non-employee director) granted to a non-employee director for any director plan year is limited to $550,000.

The number of shares subject to non-statutory stock option awards granted to non-employee directors is determined as follows:

Amount of annual retainer to be paid as options	× Multiplier (defined below) = Number of Shares
Fair market value of a share of HP common stock on the grant date

The Administrator determines the Multiplier prior to the grant date using a modified Black-Scholes option valuation method that takes into account the following factors: (1) the fair market value of HP common stock on the date the Multiplier is determined; (2) the average length of time that HP stock options are held by optionees prior to exercise; (3) the risk-free rate of return based on the term determined in section (2) of this sentence and U.S. government securities rates; (4) the annual dividend yield for HP common stock; and (5) the volatility of HP common stock over the previous ten-year period.

The number of shares subject to restricted stock unit awards granted to non-employee directors is determined as follows:

Amount of annual retainer to be paid as restricted stock units	= Number of Shares
Fair market value of a share of HP common stock on the grant date

Cash Awards. Each cash award agreement will contain provisions regarding (1) the target and maximum amount payable to the awardee as a cash award, (2) the performance criteria and level of achievement versus the criteria that will determine the amount of such payment, (3) the period as to which performance shall be measured for establishing the amount of any payment, (4) the timing of any payment earned by virtue of performance,

2022 PROXY STATEMENT	75

Executive Compensation

(5) restrictions on the alienation or transfer of the cash award prior to actual payment, (6) forfeiture provisions, and (7) such further terms and conditions, in each case not inconsistent with the Amended 2004 Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a cash award that is settled for cash may be a multiple of the target amount payable.

Nontransferability. Unless otherwise determined by the Administrator, awards granted under the Amended 2004 Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee. The Administrator will have the sole discretion to permit the transfer of an award.

Performance Criteria. Performance criteria for purposes of awards granted under the plan means any performance criteria selected by the Administrator, including, but not limited to, one or more of the performance criteria listed below, either individually, alternatively or in combination, applied to either HP as a whole or to a business unit, affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis, or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Administrator in the award agreement. The performance criteria may be: (1) cash flow (including operating cash flow or free cash flow) or cash conversion cycle; (2) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (3) earnings per share; (4) growth in earnings or earnings per share, cash flow, revenue, gross margin, operating expense or operating expense as a percentage of revenue; (5) stock price; (6) return on equity or average stockholder equity; (7) total stockholder return; (8) return on capital; (9) return on assets or net assets; (10) return on investment; (11) revenue (on an absolute basis or adjusted for currency effects); (12) net profit or net profit before annual bonus; (13) income or net income; (14) operating income or net operating income; (15) operating profit, net operating profit or controllable operating profit; (16) operating margin, operating expense or operating expense as a percentage of revenue; (17) return on operating revenue; (18) market share or customer indicators; (19) contract awards or backlog; (20) overhead or other expense reduction; (21) growth in stockholder value relative to the moving average of the S&P 500 Index, a peer group index or another index; (22) credit rating; (23) strategic plan development and implementation, attainment of research and development milestones or new product invention or innovation; (24) succession plan development and implementation; (25) improvement in productivity or workforce diversity; (26) attainment of objective operating goals and employee metrics; (27) economic value added; and (28) any other environmental, social, and corporate governance goals and objectives.

Adjustments Upon Changes in Capitalization, Merger or Sale of Assets. Subject to any required action by HP's stockholders, (1) the number and kind of shares covered by each outstanding award, (2) the price per share subject to each outstanding award, and (3) the share limitations set forth in Section 3 of the Amended 2004 Plan will be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of HP's stock, or any other increase or decrease in the number of issued shares of HP's stock effected without receipt of consideration by HP.

In the event of a liquidation or dissolution, any unexercised options, stock appreciation rights or stock awards will terminate. The Administrator, in its discretion, may provide that each awardee shall have the right to exercise all of the awardee's options or stock appreciation rights, including those not otherwise exercisable, until the date ten days prior to the consummation of the liquidation or dissolution, and be fully vested in any other stock awards.

In the event of a change of control of HP, as defined in the Amended 2004 Plan and determined by the Board, the treatment of the award will depend on whether the awards are assumed, substituted or otherwise continued. Generally, in the event the awards are assumed, substituted or otherwise continued by the successor corporation, and the participant’s employment is terminated without cause, awards that are not subject to performance-based vesting will fully vest and become fully exercisable, as applicable, and for awards that are subject to performance-based vesting, the awards will vest either at 100% of target level (if the termination occurs prior to the completion of the performance period) or based on actual attainment (if the termination occurs after the completion of the performance period). If the awards are not assumed, awards will vest as follows and replaced with a right to receive a cash payment equal to the amount the participants would have received had the awards been exercised or settled, as applicable: awards that are not based on performance-based vesting will fully vest and become fully exercisable, as applicable, and for awards that are subject to performance-based vesting, the awards will vest either at 100% of target level (if the change in control occurs prior to the completion of the performance period) or based on actual attainment (if the termination occurs after the completion of the change in control).

Amendment and Termination of the Plan. The Board may amend, alter, suspend or terminate the Amended 2004 Plan, or any part thereof, at any time and for any reason. However, HP will obtain stockholder approval for any amendment to the Amended 2004 Plan to the extent required by applicable laws or stock exchange rules. In addition, without limiting the foregoing, unless approved by HP stockholders, no such amendment shall be made that would: (1) materially increase the maximum number of shares for which awards may be granted under the Amended 2004 Plan, other than an increase pursuant to a change in HP's capitalization; (2) reduce the minimum exercise price for options or stock appreciation rights granted under the Amended 2004 Plan; (3) reduce the exercise price of outstanding options or stock appreciation rights; or (4) change the class of persons eligible to receive awards under the Amended 2004 Plan. No such action by the Board or stockholders may alter or impair any award previously granted under the Amended 2004 Plan without the written consent of the awardee, unless such amendments are necessary or desirable to facilitate compliance with applicable law. Unless terminated earlier, the Amended 2004 Plan shall terminate ten years from the date of its approval by the stockholders; provided that no incentive stock options may be granted more than ten years after the date the Board approved the Amended 2004 Plan.

Federal Income Tax Consequences
The following summarizes the U.S. federal income tax consequences of awards that may be granted under the Amended 2004 Plan.

Incentive Stock Options. An option holder will not realize taxable income upon the grant of an incentive stock option under the Amended 2004 Plan. In addition, an option holder generally will not realize taxable income upon the exercise of an incentive stock option. An option holder’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally

76

Executive Compensation

determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an option holder’s death or disability, if an option is exercised more than three months after the option holder’s termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to non-qualified stock options, as summarized below.

If an option holder sells the option shares acquired upon exercise of an incentive stock option, the tax consequences of the disposition will depend upon whether the disposition is “qualifying” or “disqualifying.” The disposition of the option shares will be a qualifying deposition if it is made at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the option holder at the time of the disposition.
Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.

Unless an option holder engages in a disqualifying disposition, HP will not be entitled to a deduction with respect to an incentive stock option. If an option holder engages in a disqualifying disposition, HP will be entitled to a deduction equal to the amount of compensation income taxable to the option holder.

If an option holder pays the exercise price of an incentive stock option by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment will not apply if the option holder acquired the shares being tendered pursuant to the exercise of an incentive stock option and has not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares.

Non-Qualified Stock Options. An option holder will not realize taxable income upon the grant of a non-qualified stock option. When an option holder exercises the option, however, the difference between the exercise price of the option and the fair market value of the shares subject to the option on the date of exercise will constitute compensation income taxable to the option holder. The Company will be entitled to a deduction equal to the amount of compensation income taxable to the option holder. If an option holder tenders shares in payment of part or all of the exercise price of a non-qualified stock option, no gain or loss will be recognized with respect to the shares tendered, even if the shares were acquired pursuant to the exercise of an incentive stock option. In such an event, the option holder will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the shares received will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income, just as if the option holder had paid the exercise price in cash.

Restricted Stock. A grantee of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award if the common stock is subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). The grantee, however, may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the shares on the date on which the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year in which the restrictions lapse. The Company generally will be entitled to a deduction for compensation paid equal to the amount treated as compensation income to the grantee in the year in which the grantee is taxed on the income, if HP complies with applicable reporting requirements.

Restricted Stock Units. A grantee of restricted stock units does not recognize any taxable income for federal income tax purposes in the year of the award if the award is subject to restrictions. However, when the restricted stock units vest, the grantee generally recognizes ordinary income in an amount equal to the fair market value of the shares that are issued upon settlement of the restricted stock units. The Company generally will be entitled to a deduction for compensation paid equal to the amount treated as compensation income to the grantee in the year in which the grantee is taxed on the income, if HP complies with applicable reporting requirements.

Performance Awards. A distribution of common stock or a payment of cash in satisfaction performance awards will be taxable as ordinary income when the distribution or payment is actually or constructively received by the recipient. The amount taxable as ordinary income is the aggregate fair market value of the common stock determined as of the date it is received or the amount of the cash payment. The Company will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the recipient if HP complies with applicable reporting requirements.

Stock Appreciation Rights. The grant of SARs will not result in taxable income to the participant or a deduction to HP. Upon exercise of a SAR, the holder will recognize ordinary income in an amount equal to the cash or the fair market value of the Common Stock received by the holder. The Company will be entitled to a deduction equal to the amount of any compensation income taxable to the grantee, and, as to SARs that are settled in shares of common stock, if HP complies with applicable reporting requirements.

2022 PROXY STATEMENT	77

Executive Compensation

Plan Benefits
The following table sets forth information on stock options, restricted stock, restricted stock units, performance-adjusted restricted stock units and stock appreciation rights granted under the Existing 2004 Plan since inception and includes awards subsequently forfeited, if any, as of December 31, 2021.

Name and Position	Stock Options(1)	Restricted Stock(2)	Restricted Stock Units(3)	Performance- Adjusted Restricted Stock Units	SARs	Total
Enrique J. Lores President and CEO	2,242,010	—	3,845,987	3,098,512	—	9,186,509
Marie Myers Chief Financial Officer	479,962	43,239	1,160,727	219,675	—	1,903,603
Christoph Schell Chief Commercial Officer	1,039,557	—	3,826,319	2,123,262	—	6,989,138
Alex Cho President, Personal Systems	567,393	—	1,367,146	999,674	—	2,934,213
Tuan Tran President, Print	646,331	9,728	1,340,158	588,098	—	2,584,314
All Current Executive Officers as a Group	5,274,881	52,967	13,630,960	7,138,305	—	26,097,113
Non-Employee Directors as a Group	305,819	—	1,737,354	—	—	2,043,173
All Employees (excluding Executive Officers as a Group)	406,555,918	16,667,512	563,350,567	101,380,557	—	1,087,954,553
(1)	Includes all time-based and performance-contingent stock options granted under the Existing 2004 Plan.
(2)	Includes all restricted stock and deferred stock granted under the Existing 2004 Plan.
(3)	Includes all restricted stock units and deferred stock units granted under the Existing 2004 Plan.

New Plan Benefits
Grants of awards under the Amended 2004 Plan will be in the discretion of the Administrator. Accordingly, it is not possible as of the date of this proxy statement to determine the nature or amount of any awards under the Amended 2004 Plan that may be subject to future grants to employees, consultants, and non-employee directors of HP and its affiliates.

78

Executive Compensation

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of October 31, 2021.

Plan Category	Common shares to be issued upon exercise of outstanding options, warrants and rights(1) (a)		Weighted-average exercise price of outstanding options, warrants and rights(2) (b)	Common shares available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by HP stockholders	35,114,139	(3)	$16.3182	170,123,493	(4)
Equity compensation plans not approved by HP stockholders	—		—	—
Total	35,114,139		$16.3182	170,123,493
(1)

This column does not reflect awards of options and RSUs assumed in acquisitions where the plans governing the awards were not available for future awards as of October 31, 2021. As of October 31, 2021, there were no individual awards of options or RSUs outstanding pursuant to awards assumed in connection with acquisitions and granted under such plans.

(2)

This column does not reflect the exercise price of shares underlying the assumed options referred to in footnote (1) to this table or the purchase price of shares to be purchased pursuant to the HP Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”) or the legacy HP Employee Stock Purchase Plan (the “Legacy ESPP”). In addition, the weighted-average exercise price does not take into account the shares issuable upon vesting of outstanding awards of RSUs and PARSUs, which have no exercise price.

(3)

Includes awards of options and RSUs outstanding under the Existing 2004 Plan and the 2021 ESPP. Also includes awards of PARSUs representing 2,254,073 shares that may be issued under the Existing 2004 Plan. Each PARSU award reflects a target number of shares that may be issued to the award recipient. HP determines the actual number of shares the recipient receives at the end of a three-year performance period based on results achieved compared with Company performance goals and stockholder return relative to the market. The actual number of shares that a grant recipient receives at the end of the period may range from 0% to 300% of the target number of shares.

(4)

Includes (i) 116,516,037 shares available for future issuance under the Existing 2004 Plan; (ii) 49,515,465 shares available for future issuance under the 2021 ESPP; (iii) 2,725,611 shares available for future issuances under the Legacy ESPP, a plan under which employee stock purchases are no longer made; and (iv) 1,366,380 shares are reserved for issuance under our Service Anniversary Stock Plan, a plan under which awards are no longer granted. Taking into account the enumerated unavailable shares from the Legacy ESPP and the Service Anniversary Stock Plan, a total of 170,123,493 shares were available for future grants as of October 31, 2021.

2022 PROXY STATEMENT	79

Ownership of Our Stock

Common Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of December 31, 2021 (or as of the date otherwise indicated below) concerning beneficial ownership by:

●	holders of more than 5% of HP’s outstanding shares of common stock;
●	our Directors and nominees;
●	each of the named executive officers listed in the Summary Compensation Table on page 62; and
●	all of our Directors and executive officers as a group.

The information provided in the table is based on our records, information filed with the SEC and information provided to HP, except where otherwise noted.

The number of shares beneficially owned by each entity or individual is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting or investment power and also any shares that the entity or individual has the right to acquire as of March 1, 2022 (60 days after December 31, 2021) through the exercise of any stock options, through the vesting/settlement of RSUs payable in shares, or upon the exercise of other rights. Beneficial ownership excludes options or other rights vesting after March 1, 2022 and any RSUs vesting/ settling, as applicable, on or before March 1, 2022 that may be payable in cash or shares at HP’s election. Unless otherwise indicated, each person has sole voting and investment power (or shares such power with his or her spouse) with respect to the shares set forth in the following table.

Beneficial Ownership Table

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding
The Vanguard Group(1)	111,547,841	10.4%
Dodge & Cox(2)	104,175,937	9.7%
BlackRock, Inc.(3)	100,627,559	9.4%
State Street(4)	57,240,665	5.3%
Aida M. Alvarez	73,205	*
Shumeet Banerji	55,607	*
Robert R. Bennett	160,691	*
Charles “Chip” V. Bergh(5)	156,244	*
Bruce Broussard	5,213	*
Stacy Brown-Philpot	76,795	*
Stephanie A. Burns	86,481	*
Mary Anne Citrino(6)	200,079	*
Richard L. Clemmer	30,368	*
Judith (“Jami”) Miscik	7,254	*
Kim K.W. Rucker	2,028	*
Subra Suresh	50,332	*
Alex Cho(7)	140,444	*
Enrique J. Lores(8)	1,022,666	*
Marie Myers(9)	115,057	*
Christoph Schell(10)	201,945	*
Tuan Tran(11)	158,792	*
All current Executive Officers and Directors as a Group (19 persons)(12)	2,355,134	*
*	Represents holdings of less than 1% based on shares of our common stock outstanding as of December 31, 2021.
(1)

Based on the most recently available Schedule 13G/A filed by the Vanguard Group on February 10, 2022. According to its Schedule 13G/A, the Vanguard Group reported having sole voting power over no shares, shared voting power over 1,921,324 shares, sole dispositive power over 106,681,290 shares, and shared dispositive power over 4,866,551 shares. The Schedule 13G/A contained information as of December 31, 2021 and may not reflect current holdings of HP’s stock. The address for the Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

80

Ownership of Our Stock

(2)

Based on the most recently available Schedule 13G/A filed with the SEC on February 14, 2022 by Dodge & Cox. According to its Schedule 13G/A, Dodge & Cox reported having sole voting power over 99,253,397 shares, shared voting power over no shares, sole dispositive power over 104,175,937 shares and shared dispositive power over no shares. The securities reported on the Schedule 13G/A are beneficially owned by clients of Dodge & Cox, which clients may include investment companies registered under the Investment Company Act of 1940 and other managed accounts, and which clients have the right to receive or the power to direct the receipt of dividends from, and the proceeds from the sale of, HP’s stock. Dodge & Cox Stock Fund, an investment company registered under the Investment Company Act of 1940, has an interest of 69,390,237 shares. The Schedule 13G/A contained information as of December 31, 2021 and may not reflect current holdings of HP’s stock. The address of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, CA 94104.

(3)

Based on the most recently available Schedule 13G/A filed with the SEC on February 7, 2022 by BlackRock, Inc. According to its Schedule 13, BlackRock, Inc. reported having sole voting power over 86,172,633 shares, shared voting power over no shares, sole dispositive power over 100,627,559 shares and shared dispositive power over no shares. The Schedule 13 contained information as of December 31, 2021 and may not reflect current holdings of HP’s stock. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(4)

Based on the most recently available Schedule 13G filed with the SEC on February 14, 2022 by State Street Corporation. According to its Schedule 13G, State Street Corporation reported having sole voting power over no shares, shared voting power over 50,267,423 shares, sole dispositive power over no shares and shared dispositive power over 56,955,964 shares. The Schedule 13G contained information as of December 31, 2021 and may not reflect current holdings of HP’s stock. The address of State Street Corporation is State Street Financial Center, 1 Lincoln Street, Boston, MA 02111.

(5)	Includes 146,148 shares that Mr. Bergh has the right to acquire by exercise of stock options.
(6)	Includes 159,671 shares that Ms. Citrino has the right to acquire by exercise of stock options.
(7)	Includes 86,568 shares that Mr. Cho has the right to acquire by exercise of stock options.
(8)	Includes 369,462 shares that Mr. Lores has the right to acquire by exercise of stock options.
(9)	Includes 62,959 shares that Ms. Myers has the right to acquire by exercise of stock options.
(10)	Includes 102,308 shares that Mr. Schell has the right to acquire by exercise of stock options.
(11)	Includes 86,568 shares that Mr. Tran has the right to acquire by exercise of stock options.
(12)	Includes 911,376 shares that current executive officers and Directors have the right to acquire by exercise of stock options.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of HP’s stock to file reports with the SEC regarding their ownership and changes in ownership of our securities. Based upon our examination of the copies of Forms 3, 4, and 5, and amendments thereto filed electronically with the SEC and the written representations of our directors, executive officers and 10% stockholders, we believe that, during fiscal 2021, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, except that the Form 3 filing reporting the equity holdings for Barbara Barton Weiszhaar, our Acting Controller, was filed one day late due to processing delays. Additionally, in December 2021, a Form 4 to report a sale of common stock by Harvey Anderson was filed one day late due to an administrative oversight.

2022 PROXY STATEMENT	81

Stockholder Proposal

STOCKHOLDER PROPOSAL TO
Reduce the Ownership Threshold for Calling a Special Meeting of Stockholders

The Board recommends a vote AGAINST this proposal

This stockholder proposal has been submitted by John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278 (the beneficial owner of 200 shares of HP Common Stock). The proponent has requested we include the proposal and supporting statement in this proxy statement, and, if properly presented, the proposal will be voted on at the annual meeting.

This proposal and supporting statement are quoted verbatim below and HP is not responsible for any inaccuracies contained in them.

The HP Board recommends a vote AGAINST this proposal and its opposition statement can be found below the proposal.

Proposal 5 – Special Shareholder Meeting Improvement

Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.

It now theoretically takes 15% of shares to call for a special shareholder meeting. This theoretical 15% translates into 25% of shares that cast ballots at our annual meeting. It would be hopeless to expect that shares that do not have time to vote would have the time to go through the special procedural stops to call for a special shareholder meeting.

Plus there are 400-words in our bylaws that describe shares that are owned by shareholder but do not qualify to formally participate in the call for a special shareholder meeting. Hence a group shareholders could determine that when they combine shares to meet the 15% of shares to call a special meeting (that are not excluded by the 400-words in our bylaws) that they actually have an ownership right on 30% of shares outstanding.

It is also important to have a more reasonable stock ownership percentage to call for a special shareholder meeting to help make up for the fact that we do not have a right to act by written consent.

For instance in 2018 we gave 51%-support to a shareholder proposal for a right to act by written consent in spite of strong management resistance. After this 51%-support HPQ management in effect said that it was able, in a non-transparent way, to cherry-pick a group of shareholders who were less than 51% in support of the written consent proposal. So-called shareholder engagement was thus used to overturn an election with a 51%-vote.

Management seems to be dead set in not giving us a right to act by written consent (even though management lavishly praises its so-called shareholder engagement) and has spent deep pockets company money without shareholder approval in 2020 on advertising against a shareholder right to act by written consent in addition to its full-blown opposition statement in the annual meeting proxy. In spite of such heavy-handed management resistance we still gave 45% support to the 2020 shareholder proposal for a right to act by written consent.

This 45% support most likely represents a 51% of the shares that have access to independent proxy voting advice. Our management is thus getting a free ride on the back of small shareholders who have no access to independent proxy voting advice and are forced to rely on the biased view of management.

Since management is dead set in not giving us a right to act by written consent we need an improved right to call for a special shareholder meeting.

Please vote yes:
Special Shareholder Meeting Improvement - Proposal 5

82

Stockholder Proposal

Board Response and Recommendation

Your Board has carefully reviewed this proposal and recommends a vote AGAINST it for the following reasons:

●	the existing right of HP stockholders to call a special meeting at a 15% ownership represents, in our view, the right balancing of a variety of investor views as to the appropriate threshold; and
●

reducing the ownership threshold to call a special meeting to 10% increases the risk of unnecessary waste of corporate resources and disruption associated with a smaller minority of shares calling a special meeting on frivolous grounds or to advance narrowly supported interests.

Your Board recognizes the importance of giving stockholders a meaningful right to call special meetings in appropriate circumstances. In January 2019, we amended HP’s Bylaws to lower the threshold requirement to call a special meeting from 25% to 15% of our outstanding shares. In making this decision, we carefully considered the appropriate threshold for stockholders to call a special meeting based on evolving governance practices and feedback from a substantial percentage of HP’s largest stockholders. We determined that an ownership threshold of 15% for stockholders to call a special meeting was most appropriate and in the best interests of HP and its stockholders.

Your Board believes that a 10% threshold, as suggested by the proponent, increases the risk that a small minority of stockholders (currently as few as one) could call a special meeting solely to advance their own agenda, without regard to the interests of a broader representation of stockholders. Because calling and holding a special meeting requires considerable time, effort, and resources (particularly the time and expense required to print and distribute materials to and solicit proxies from a large number of stockholders), we believe that special meetings should only be held to cover extraordinary matters not typically handled at a regularly scheduled, annual meeting and proposed by stockholders representing a reasonable percentage of outstanding shares. We continue to believe that the current 15% ownership threshold preserves a reasonable and appropriate balance between providing stockholders with the right to call a special meeting while protecting against the unnecessary waste of corporate resources and disruption associated with convening a special meeting.

Your Board has considered special meetings practices across the S&P 500 and determined that HP’s existing 15% ownership threshold continues to be consistent with, and in most cases lower than, the thresholds of other S&P 500 companies. As of January 2022, of the S&P 500 companies that permit stockholders to call a special meeting, approximately 69% of those companies have an ownership threshold greater than 15%, with the most prevalent ownership threshold set at 25%.

When viewed together with our commitment to good corporate governance and strong stockholder engagement program, we believe that our current 15% ownership threshold is appropriate and enhances stockholder rights while still ensuring that appropriate support among stockholders is required to call a special meeting. Therefore, the Board believes the adoption of this proposal is unnecessary and not in the best interests of all of our stockholders.

Vote Required

Approval of this stockholder proposal requires the affirmative vote of a majority of the shares of HP common stock present in person or represented by proxy and entitled to vote on the proposal at the annual meeting.

2022 PROXY STATEMENT	83

Other Matters

Questions and Answers

Proxy Materials

1.	Why am I receiving these materials?

We have made these materials available to you or delivered paper copies to you by mail in connection with our annual meeting of stockholders, which will take place online on Tuesday, April 19, 2022. As a stockholder, you are invited to participate in the annual meeting via live audio webcast and vote on the business items described in this proxy statement. This proxy statement includes information that we are required to provide to you under the SEC rules and that is designed to assist you in voting your shares. The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the Board and Board committees, the compensation of our Directors and certain executive officers for fiscal 2021 and other required information. See Questions 16 and 17 below for information regarding how you can vote your shares at the annual meeting or by proxy (without attending the annual meeting).

2.	What is included in the proxy materials?

The proxy materials include:

●	our proxy statement for the 2022 annual meeting of stockholders; and
●	our 2021 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended October 31, 2021.

If you received a paper copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction card for the annual meeting. If you received a notice of the Internet availability of the proxy materials instead of a paper copy of the proxy materials, see Questions 16 and 17 below for information regarding how you can vote your shares.

3.	Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the full set of proxy materials?

This year, we are using the SEC rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our stockholders a notice of the Internet availability of the proxy materials instead of a paper copy of the proxy materials. All stockholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail, should they so desire. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the notice of the Internet availability of the proxy materials. In addition, the notice contains instructions on how you may request access to proxy materials in printed form by mail or electronically on an ongoing basis.

4.	Why didn’t I receive a notice in the mail about the Internet availability of the proxy materials?

We are providing some of our stockholders, including stockholders who have previously requested to receive paper copies of the proxy materials and some of our stockholders who are living outside of the United States, with paper copies of the proxy materials instead of a notice of the Internet availability of the proxy materials.

In addition, we are providing proxy materials or notice of the Internet availability of the proxy materials by e-mail to those stockholders who have previously elected delivery of the proxy materials or notice electronically. Those stockholders should receive an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

5.	How can I access the proxy materials over the Internet?

Your notice of the Internet availability of the proxy materials, proxy card, or voting instruction card will contain instructions on how to:

●	view our proxy materials for the annual meeting on the Internet; and
●	instruct us to send our future proxy materials to you electronically by e-mail.

Our proxy materials are available at www.proxyvote.com/HP. Please have your 16-digit control number available to access them.

Our proxy materials are also publicly available on our dedicated annual meeting website at www.hpannualmeeting.com.

84

Other Matters

Your notice of the Internet availability of the proxy materials, proxy card, or voting instruction card will contain instructions on how you may request access to proxy materials electronically on an ongoing basis. Choosing to access your future proxy materials electronically will help us conserve natural resources and reduce the costs of distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

6.	How may I obtain a paper copy of the proxy materials?

Stockholders receiving a notice of the Internet availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials on their notice. Stockholders receiving notice of the Internet availability of the proxy materials by e-mail will find instructions about how to obtain a paper copy of the proxy materials as part of that e-mail. All stockholders who do not receive a notice or an e-mail will receive a paper copy of the proxy materials by mail.

7.

I share an address with another stockholder, and we received only one paper copy of the proxy materials or notice of the Internet availability of the proxy materials. How may I obtain an additional copy?

If you share an address with another stockholder, you may receive only one paper copy of the proxy materials or notice of the Internet availability of the proxy materials, as applicable, unless you have provided contrary instructions. If you wish to receive a separate set of the proxy materials or notice of the Internet availability of the proxy materials now, please request the additional copy by contacting Broadridge Financial Solutions, Inc. (“Broadridge”) at:

By Internet: www.proxyvote.com/HP
By telephone: 1-800-579-1639
By e-mail: sendmaterial@proxyvote.com

If you request a separate set of the proxy materials or notice of Internet availability of the proxy materials by e-mail, please be sure to include your control number in the subject line. A separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable, will be sent promptly following receipt of your request. If you are a beneficial owner and wish to receive a separate set of proxy materials or notice of the Internet availability of the proxy materials now, please request the additional copy by contacting your individual broker.

If you are a stockholder of record and wish to receive a separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable, in the future, please contact our transfer agent. See Question 21 below.

If you are the beneficial owner of shares held through a broker, trustee, or other nominee and you wish to receive a separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable, in the future, please call Broadridge at:

1-866-540-7095

All stockholders also may write to HP at the address below to request a separate set of proxy materials or notice of the Internet availability of the proxy materials, as applicable, and materials will be delivered promptly upon receiving your request:

HP Inc.
Investor Relations
1501 Page Mill Road
Palo Alto, CA 94304

8.

I share an address with another stockholder, and we received more than one paper copy of the proxy materials or notice of the Internet availability of the proxy materials. How do we obtain a single copy in the future?

Stockholders of record sharing an address who are receiving multiple copies of the proxy materials or notice of the Internet availability of the proxy materials, as applicable, and who wish to receive a single copy of such materials in the future may contact our transfer agent. See Question 21 below.

Beneficial owners of shares held through a broker, trustee, or other nominee sharing an address who are receiving multiple copies of the proxy materials or notice of the Internet availability of the proxy materials, as applicable, and who wish to receive a single copy of such materials in the future may contact Broadridge at:

1-866-540-7095

2022 PROXY STATEMENT	85

Other Matters

9.	What should I do if I receive more than one notice or e-mail about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?

You may receive more than one notice, more than one e-mail, or more than one paper copy of the proxy materials, including multiple paper copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice, a separate e-mail, or a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one notice, more than one e-mail or more than one proxy card. To vote all of your shares by proxy, you must either vote by Internet or by telephone, or complete, sign, date, and return each proxy card and voting instruction card that you receive and/or vote over the Internet the shares represented by each notice and e-mail that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those notices or e-mails).

10.	How may I obtain a copy of HP’s 2021 Form 10-K and other financial information?

Stockholders may request a free copy of our combined 2021 Annual Report and 2022 Proxy Statement, which includes our 2021 Form 10-K and the financial statements and the financial statement schedules for the last completed fiscal year, from:

HP Inc.
Investor Relations
1501 Page Mill Road
Palo Alto, CA 94304
https://investor.hp.com/resources/information-request/default.aspx

Alternatively, stockholders can access the 2021 Annual Report on HP’s Annual Meeting site:

www.hpannualmeeting.com

All of HP’s filings, including the 2021 Form 10-K are also available on HP’s Investor Relations site:

https://investor.hp.com

We also will furnish any exhibit to the 2021 Form 10-K if specifically requested.

Voting Information

11.	What proposals will be voted on at the meeting? How does the Board recommend that I vote and what is the voting requirement for each of the proposals?

Proposals	Board Recommendation	Votes Required	Effect of Abstentions	Effect of Broker Non-Votes
Election of Directors	FOR EACH NOMINEE	Majority of votes cast	None	None
Ratification of Independent Registered Public Accounting Firm	FOR	Majority of the shares present, in person or represented by proxy, and entitled to vote on the proposal	Same as “AGAINST”	No Broker Non-Votes (Routine Matter)
Advisory Vote to Approve Executive Compensation (“Say on Pay” Vote)	FOR	Majority of the shares present, in person or represented by proxy, and entitled to vote on the proposal	Same as “AGAINST”	None
Approval of the Third Amended and Restated HP Inc. 2004 Stock Incentive Plan	FOR	Majority of the shares present, in person or represented by proxy, and entitled to vote on the proposal	Same as “AGAINST”	None
Stockholder Proposal to Reduce the Share Ownership Threshold For Calling A Special Meeting	AGAINST	Majority of the shares present, in person or represented by proxy, and entitled to vote on the proposal	Same as “AGAINST”	None

We also will consider any other business that properly comes before the annual meeting. See Question 28 below.

12.	What are broker non-votes?

A broker non-vote occurs with respect to a proposal when a broker, trustee, or other nominee has discretionary authority to vote on one or more proposals to be voted on at a meeting of stockholders but is not permitted to vote on other proposals without instructions from the beneficial owner and the beneficial owner fails to provide the nominee with such instructions. Under the rules of the NYSE, brokers, trustees, or other nominees may generally vote on routine matters but cannot vote on non-routine matters. Only Proposal No. 2 (ratifying the appointment of the independent registered public accounting firm) is considered a routine matter. The other proposals are not considered routine matters, and without your instructions, your broker cannot vote your shares. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

86

Other Matters

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you vote by proxy card and sign the proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (FOR all of our nominees to the Board, FOR ratification of the appointment of our independent registered public accounting firm, FOR the approval of the compensation of our named executive officers (“say on pay” vote), FOR approval of the Third Amended and Restated HP Inc. 2004 Stock Incentive Plan, and AGAINST the stockholder proposal to reduce the ownership threshold for calling a special meeting).

For any shares you hold in the HP 401(k) Plan, if your voting instructions are not received by 11:59 p.m., Eastern Time, on April 13, 2022, your shares will be voted in proportion to the way the shares held by the other HP 401(k) Plan participants are voted, except as may be otherwise required by law.

13.	Is cumulative voting permitted for the election of Directors?

No, you may not cumulate your votes in the election of Directors. At the 2016 Annual Meeting, our stockholders approved an amendment to the Certificate of Incorporation eliminating cumulative voting. Therefore, cumulative voting is no longer available to our stockholders.

14.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker, trustee, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

●

Stockholder of Record—If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the “stockholder of record.” As the stockholder of record, you have the right to grant your voting proxy directly to HP or to a third party, or to vote your shares during the annual meeting.

●

Beneficial Owner—If your shares are held in a brokerage account, by a trustee, or by another nominee (that is, in “street name”), you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee, or nominee how to vote, or to vote your shares during the annual meeting (other than shares held in the HP 401(k) Plan, which must be voted prior to the annual meeting).

15.	Who is entitled to vote and how many shares can I vote?

Each holder of shares of HP common stock issued and outstanding as of the close of business on February 18, 2022, the record date for the annual meeting, is entitled to cast one vote per share on all items being voted upon at the annual meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the stockholder of record, including shares purchased through our dividend reinvestment program and employee stock purchase plans, and shares held through our Direct Registration Service; and (2) shares held for you as the beneficial owner through a broker, trustee, or other nominee.

On the record date, HP had approximately 1,053,365,800 shares of common stock issued and outstanding.

16.	How can I vote my shares during the annual meeting?

This year’s annual meeting will be held entirely online to allow greater participation. Stockholders may participate in the annual meeting by visiting either of the following websites:

www.hpannualmeeting.com or
www.virtualshareholdermeeting.com/HPQ2022

To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials. If you have any questions about your control number, please contact the bank, broker or other nominee that holds your shares.

Shares held in your name as the stockholder of record may be voted electronically during the annual meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the annual meeting, except that shares held in the HP 401(k) Plan cannot be voted electronically during the annual meeting. If you hold shares in the HP 401(k) Plan, your voting instructions must be received by 11:59 p.m., Eastern Time, on April 13, 2022 for the trustee to vote your shares. However, holders of shares in the HP 401(k) Plan will still be able to view the annual meeting webcast and ask questions during the annual meeting. Even if you plan to participate in the annual meeting online, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the annual meeting.

17.	How can I vote my shares without participating in the annual meeting?

Whether you hold shares directly as the stockholder of record or through a broker, trustee, or other nominee as the beneficial owner, you may direct how your shares are voted without participating in the annual meeting. There are three ways to vote by proxy:

●

VIA THE INTERNET: Stockholders who have received a notice of the Internet availability of the proxy materials by mail may submit proxies over the Internet by following the instructions on the notice. Stockholders who have received notice of the Internet availability of the proxy materials by e-mail may submit proxies over the Internet by following the instructions included in the e-mail. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

2022 PROXY STATEMENT	87

Other Matters

●

VIA TELEPHONE: Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling 1-800-690-6903 and following the instructions. Stockholders of record who have received a notice of the Internet availability of the proxy materials by mail must have the control number that appears on their notice available when voting. Stockholders of record who received notice of the Internet availability of the proxy materials by e-mail must have the control number included in the e-mail available when voting. Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting. Most stockholders who are beneficial owners of their shares living in the United States or Canada and who have received a voting instruction card by mail may vote by phone by calling the number specified on the voting instruction card provided by their broker, trustee, or nominee. Those stockholders should check the voting instruction card for telephone voting availability.

●

VIA MAIL: Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

18.	What is the deadline for voting my shares?

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close during the annual meeting.

If you hold shares in the HP 401(k) Plan, your voting instructions must be received by 11:59 p.m., Eastern Time, on April 13, 2022 for the trustee to vote your shares. If you are the beneficial owner of shares held through a broker, trustee, or other nominee (including any shares held as a result of your participation in HP’s 2011 Employee Stock Purchase Plan (the “ESPP”)), please follow the voting instructions provided by your broker, trustee or nominee. The deadline to provide voting instructions for shares you hold as a beneficial owner may be earlier than the deadline provided above.

19.	May I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote during the annual meeting, except that any change to your voting instructions for shares held in the HP 401(k) Plan must be provided by 11:59 p.m., Eastern Time, on April 13, 2022 as described above.

If you are the stockholder of record, you may change your vote by: (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy); (2) providing a written notice of revocation to the Corporate Secretary at the address below in Question 32 prior to your shares being voted; or (3) participating in the meeting and voting your shares electronically during the annual meeting. Participation in the annual meeting will not cause your previously granted proxy to be revoked unless you specifically make that request. For shares you hold beneficially in the name of a broker, trustee, or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee, or nominee, or by participating in the meeting and electronically voting your shares during the meeting (except that shares held in the HP 401(k) Plan cannot be voted electronically at the annual meeting).

20.	Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within HP or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the votes; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to management.

21.	What if I have questions for our transfer agent?

Please contact our transfer agent, at the phone number or address listed below, with questions concerning stock certificates, dividend checks, transfer of ownership, or other matters pertaining to your stock account.

EQ Shareowner Services
1110 Centre Pointe Curve, Suite 101
Mendota Heights, MN 55120-4100
1-800-286-5977 (U.S. and Canada)
1-651-450-4064 (International)

A dividend reinvestment and stock purchase program is also available through our transfer agent. For information about this program, please contact our EQ Shareowner Services transfer agent as follows:

EQ Shareowner Services
1110 Centre Pointe Curve, Suite 101
Mendota Heights, MN 55120-4100
1-800-286-5977 (U.S. and Canada)
1-651-450-4064 (International)

88

Other Matters

22.	How can I attend the annual meeting?

This year’s annual meeting will be a completely virtual meeting of stockholders, which will be conducted through an audio webcast. You are entitled to participate in the annual meeting only if you were an HP stockholder or joint holder as of the close of business on February 18, 2022 or if you hold a valid proxy for the annual meeting.

You will be able to attend the annual meeting of stockholders online and submit your questions before and during the meeting by visiting www.hpannualmeeting.com or www.virtualshareholdermeeting.com/HPQ2022. You also will be able to vote your shares electronically at the annual meeting (other than shares held through the HP 401(k) Plan, which must be voted prior to the meeting).

To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials. If you have any questions about your control number, please contact the bank, broker, or other nominee that holds your shares.

The meeting webcast will begin promptly at 2:00 p.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online access to the meeting will open at 1:30 p.m., Pacific Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system.

Information as to how to obtain the list of stockholders entitled to vote at the annual meeting will be available during the ten days preceding the annual meeting at www.hpannualmeeting.com, and the list will also be available on www.hpannualmeeting.com during the entirety of the annual meeting.

23.	What is the pre-meeting forum and how can I access it?

The online format for the annual meeting allows us to communicate more effectively with you. Our pre-meeting forum, where you can submit questions in advance of the annual meeting, can be entered by visiting our dedicated annual meeting website www.hpannualmeeting.com or by visiting www.proxyvote.com/HP. We respond to all stockholder submissions received through the forum in writing on our investor relations website. The annual meeting website also contains the contents of this proxy statement in a user-friendly format and has complete PDF copies of our proxy statement and annual report available for download.

24.	Why a virtual meeting?

We are excited to embrace the latest technology to provide expanded access, improved communication, and cost savings for our stockholders and the Company. Hosting a virtual meeting enables increased stockholder attendance and participation since stockholders can participate from any location around the world.

You will be able to attend the annual meeting of stockholders online and submit your questions during the meeting by visiting www.hpannualmeeting.com or www.virtualshareholdermeeting.com/HPQ2022. You also will be able to vote your shares electronically at the annual meeting (other than shares held through the HP 401(k) Plan, which must be voted prior to the meeting).

25.	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call:

1-855-449-0991 (Toll-free)
1-720-378-5962 (Toll line)

26.	How many shares must be present or represented to conduct business at the annual meeting?

The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of shares of HP common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes described previously in Question 12 above are counted for the purpose of determining the presence of a quorum.

27.	What if a quorum is not present at the annual meeting?

If a quorum is not present at the scheduled time of the annual meeting, then either the chairman of the annual meeting or the stockholders by vote of the holders of a majority of the stock present in person or represented by proxy at the annual meeting are authorized by our Bylaws to adjourn the annual meeting until a quorum is present or represented.

2022 PROXY STATEMENT	89

Other Matters

28.	What happens if additional matters are presented at the annual meeting?

Other than the five items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Enrique Lores and Harvey Anderson, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. In the event that any nominee should become unavailable, the proxy holders, Enrique Lores and Harvey Anderson, will vote for a substitute nominee or nominees designated by the Board, unless the Board decides to decrease the size of the Board. If any substitute nominees are so designated, we will file an amended proxy statement or additional soliciting material that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement or additional soliciting material and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable SEC rules.

29.	Who will serve as inspector of elections?

The inspector of elections will be a representative from an independent firm, Broadridge.

30.	Where can I find the voting results of the annual meeting?

We intend to announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days of the annual meeting.

31.	Who will bear the cost for the solicitation of proxies by HP?

HP is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing, and distributing the notices and these proxy materials and soliciting votes. In addition to the mailing of the notices and these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by certain of our Directors, officers, and employees, who will not receive any additional compensation for such solicitation activities.

We have hired Innisfree M&A Incorporated (“Innisfree”) to assist us in the solicitation of votes described above. We will pay Innisfree a base fee of $20,000 plus customary costs and expenses for these services. We have agreed to indemnify Innisfree against certain liabilities arising out of or in connection with these services. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

32.	What is the deadline to propose actions (other than Director nominations) for consideration at next year’s annual meeting of stockholders?

You may submit proposals for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the Corporate Secretary must receive the written proposal at our principal executive offices no later than October 26, 2022. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Proposals should be addressed to our Corporate Secretary at HP Inc., 1501 Page Mill Road, Palo Alto, California 94304.

For a stockholder proposal that is not intended to be included in our proxy statement for next year’s annual meeting under Rule 14a-8, the stockholder must provide the information required by our Bylaws and give timely notice to the Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Corporate Secretary:

●	not earlier than the close of business on December 20, 2022; and
●	not later than the close of business on January 19, 2023.

If the date of the stockholder meeting is moved more than 30 days before or 60 days after the anniversary of our annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of the following two dates:

●	90 days prior to the meeting; and
●	10 days after public announcement of the meeting date.

Deadlines for the nomination of Director candidates are discussed in Question 34 below.

33.	How may I recommend individuals to serve as Directors and what is the deadline for a Director recommendation?

You may recommend Director candidates for consideration by the NGSR Committee. Any such recommendations should include verification of the stockholder status of the person submitting the recommendation and the nominee’s name and qualifications for Board membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth in Question 32 above. See “—Identifying and Evaluating Candidates for Directors” above for more information regarding our Board membership criteria.

A stockholder may send a recommended Director candidate’s name and information to the Board at any time. Generally, such proposed candidates are considered at the first or second Board meeting prior to the issuance of the proxy statement for our annual meeting.

90

Other Matters

34.	How may I nominate individuals to serve as Directors and what are the deadlines for a Director nomination?

Our Bylaws permit stockholders to nominate Directors for consideration at an annual meeting. To nominate a Director for consideration at an annual meeting, a nominating stockholder must provide the information required by our Bylaws and give timely notice of the nomination to the Corporate Secretary in accordance with our Bylaws, and each nominee must meet the qualifications required by our Bylaws. To nominate a Director for consideration at next year’s annual meeting (but not for inclusion in our annual proxy statement), the notice must be received by the Corporate Secretary between the close of business on December 20, 2022 and the close of business on January 19, 2023, unless the annual meeting is moved by more than 30 days before or 60 days after the anniversary of the prior year’s annual meeting, in which case the deadline will be as described in Question 32 above.

In addition, our Bylaws provide that under certain circumstances, a stockholder or group of stockholders may include Director candidates that they have nominated in our annual meeting proxy statement. These proxy access provisions of our Bylaws provide, among other things, that a stockholder or group of up to 20 stockholders seeking to include Director candidates in our annual meeting proxy statement must own 3% or more of HP’s outstanding common stock continuously for at least the previous three years. The number of stockholder-nominated candidates appearing in any annual meeting proxy statement cannot exceed 20% of the number of Directors in office as of the last day on which a request to include a stockholder-nominated candidate may be delivered in accordance with our Bylaws. If 20% is not a whole number, the maximum number of stockholder-nominated candidates would be the closest whole number below 20%. Nominees submitted under the proxy access procedures that are later withdrawn or are included in the proxy materials as Board-nominated candidates will be counted in determining whether the 20% maximum has been reached. If the number of stockholder-nominated candidates exceeds 20%, each nominating stockholder or group of stockholders may select one nominee for inclusion in our proxy materials until the maximum number is reached. The order of selection would be determined by the amount (largest to smallest) of shares of HP common stock held by each nominating stockholder or group of stockholders. The nominating stockholder or group of stockholders also must deliver the information required by our Bylaws, and each nominee must meet the qualifications required by our Bylaws. Requests to include stockholder-nominated candidates in our proxy materials for next year’s annual meeting must be received by the Corporate Secretary:

●	not earlier than the close of business on November 20, 2022; and
●	not later than the close of business on December 20, 2022.

In addition, for next year’s annual meeting of stockholders, we will be required under new SEC Rule 14a-19 to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, the Corporate Secretary must receive notice under SEC Rule 14a-19 no later than February 18, 2023. Please note that the notice requirement under SEC Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our Bylaws described above.

35.	How may I obtain a copy of the provisions of our Bylaws regarding stockholder proposals and Director nominations?

You may contact the Corporate Secretary at our principal executive offices for a copy of the relevant Bylaws provisions regarding the requirements for making stockholder proposals and nominating Director candidates. Our Bylaws are also available on our investor relations website at https://investor.hp.com.

36.	Who can help answer my questions?

If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact our proxy solicitor:

Innisfree M&A Incorporated
Stockholders: (877) 750-5838 (Toll-free from the U.S. and Canada)
(412) 232-3651 (International)
Banks and brokers (call collect):
(212) 750-5833

2022 PROXY STATEMENT	91

Forward-Looking Statements

This proxy statement contains forward-looking statements based on current expectations and assumptions that involve risks and uncertainties. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP and its consolidated subsidiaries may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, any statements regarding the potential impact of the COVID-19 pandemic and the actions by governments, businesses and individuals in response to the situation; projections of net revenue, margins, expenses, effective tax rates, net earnings, net earnings per share, cash flows, benefit plan funding, deferred taxes, share repurchases, foreign currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring and other charges, planned structural cost reductions and productivity initiatives; any statements of the plans, strategies and objectives of management for future operations, including, but not limited to, our business model and transformation, our sustainability goals, our go-to-market strategy, the execution of restructuring plans and any resulting cost savings, net revenue or profitability improvements or other financial impacts; any statements concerning the expected development, demand, performance, market share or competitive performance relating to products or services; any statements concerning potential supply constraints, component shortages, manufacturing disruptions or logistics challenges; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; any statements regarding pending investigations, claims, disputes or other litigation matters; any statements of expectation or belief, including with respect to the timing and expected benefits of acquisitions and other business combination and investment transactions; and any statements of assumptions underlying any of the foregoing. Forward-looking statements can also generally be identified by words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will,” “would,” “could,” “can,” “may,” and similar terms. Risks, uncertainties and assumptions include the factors discussed in “Risk Factors” in Item 1A of Part I of HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021 and that are otherwise described or updated from time to time in HP’s other filings with the SEC. The forward-looking statements in this report are made as of the date of this filing and HP assumes no obligation and does not intend to update these forward-looking statements.

Forward-looking and other statements in this report may also address our corporate responsibility progress, plans, and goals (including environmental matters), and the inclusion of such statements is not an indication that these contents are necessarily material to investors or required to be disclosed in HP’s filings with the SEC. In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

92

Reconciliation of GAAP Measures to
Non-GAAP Measures

In this proxy statement, HP discloses the following non-GAAP financial measures:

●

Non-GAAP operating profit: Non-GAAP operating profit is a non-GAAP measure that is defined as GAAP operating profit, exclusive of costs related to restructuring and other charges, acquisition-related charges, and amortization of intangible assets. Management uses non-GAAP operating profit to evaluate and forecast our performance before gains, losses, or other charges that are considered by management to be outside of our core business segment operating results. We believe that presenting non-GAAP operating profit provides investors with greater visibility with respect to the information used by management in its financial and operational decision making. We further believe that providing this additional non-GAAP information helps investors understand our operating performance and evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance. This additional non-GAAP information is not intended to be considered in isolation or as a substitute for GAAP operating profit.

●	Non-GAAP diluted net EPS: Non-GAAP diluted net EPS is a non-GAAP measure that is defined as GAAP diluted net EPS, exclusive of costs related to restructuring and other charges, acquisition-related charges, amortization of intangible assets, debt extinguishment costs, Oracle litigation proceeds, defined benefit plan settlement (gains) charges, and non-operating retirement-related credits. Management uses non-GAAP diluted net EPS to evaluate and forecast our performance before gains, losses, or other charges that are considered by management to be outside of our core business segment operating results. We believe that presenting non-GAAP diluted net EPS provides investors with greater visibility with respect to the information used by management in its financial and operational decision making. We further believe that providing this additional non-GAAP information helps investors understand our operating performance and evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance. This additional non-GAAP information is not intended to be considered in isolation or as a substitute for GAAP diluted net EPS.
●	Non-GAAP free cash flow: Non-GAAP free cash flow is a non-GAAP measure that is defined as net cash provided by operating activities adjusted for net investments in leases and net investments in property, plant and equipment and one-time Oracle litigation proceeds received during the fourth quarter of fiscal 2021. HP’s management uses non-GAAP free cash flow for the purpose of determining the amount of cash available for investment in HP’s businesses, repurchasing stock and other purposes. HP’s management also uses non-GAAP free cash flow to evaluate HP’s historical and prospective liquidity. This additional non-GAAP information is not intended to be considered in isolation or as a substitute for net cash provided by operating activities.

	Twelve months ended
(in millions)	October 31, 2021	October 31, 2016
GAAP operating profit	$5,302	$3,549
Non-GAAP adjustments:
Restructuring and other charges	245	205
Acquisition-related charges	68	7
Amortization of intangible assets	154	16
Non-operating retirement-related credits(1)	—	(146)
Defined benefit plan settlement charges(1)	—	179
Non-GAAP operating profit	$5,769	$3,810
(1)	Pursuant to adoption of Accounting Standards Update (“ASU”) 2017-07, “Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Post-retirement Benefit Cost”, in the first quarter of fiscal year 2019, HP now reclassifies all components (excluding service cost component) of net periodic benefit cost from Selling, general and administrative expenses to Interest and other, net.

2022 PROXY STATEMENT	93

Reconciliation of GAAP Measures to Non-GAAP Measures

	Twelve months ended
	October 31, 2021		October 31, 2016
(in millions, except per share amounts)	Amounts	Diluted net EPS	Amounts	Diluted net EPS
GAAP net earnings	$6,503	$5.33	$2,666	$1.53
Non-GAAP adjustments:
Restructuring and other charges	245	0.20	205	0.12
Acquisition-related charges	68	0.06	7	—
Amortization of intangible assets	154	0.13	16	0.01
Debt extinguishment costs	16	0.01	—	—
Oracle litigation proceeds	(2,304)	(1.89)	—	—
Defined benefit plan settlement (gains) charges	(37)	(0.03)	179	0.10
Non-operating retirement-related credits	(153)	(0.13)	(146)	(0.08)
Tax adjustments(a)	128	0.11	332	0.19
Tax indemnification credits	—	—	(472)	(0.27)
Non-GAAP net earnings	$4,620	$3.79	$2,787	$1.60
(a)	Includes tax impact on non-GAAP adjustments.

	Twelve months ended
(in millions)	October 31, 2021	October 31, 2016
GAAP net cash provided by operating activities	$6,409	$3,230
Non-GAAP adjustments:
Net investments in property, plant and equipment	(582)	(427)
Net investments in leases	(111)	—
Net Oracle litigation proceeds	(1,771)	—
Non-GAAP free cash flow	$4,167	$2,803

94

Annex A: Third Amended and Restated HP Inc. 2004 Stock Incentive Plan

1.	Purposes of the Plan.

The purpose of this Plan is to encourage ownership in the Company by key personnel whose long-term employment is considered essential to the Company’s continued progress and, thereby, encourage recipients to act in the shareholders’ interest and share in the Company’s success and to provide an opportunity for cash awards to incentivize or reward employees.

2.	Definitions.

As used herein, the following definitions shall apply:

	(a)	“Administrator” means the Board, any Committee or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

	(b)	“Affiliate” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator provided that the entity is one with respect to which Common Stock will qualify as “service recipient stock” under Section 409A of the Code to the extent necessary to exempt an Award from the application of Section 409A of the Code. For the sake of clarity, the term “Affiliate” shall include a Subsidiary.
	(c)	“Annual Equity Retainer” shall mean the amount which a Non-Employee Director will be entitled to receive in the form of equity for serving as a director in a relevant Director Plan Year, but shall not include reimbursement for expenses, fees associated with service on any committee of the Board, any cash compensation (whether or not payable in Shares at the election of the Non-Employee Director), or fees with respect to any other services to be provided to HP or the Board, including but not limited to Board leadership services.
	(d)	“Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.
	(e)	“Award” means a Cash Award, Stock Award, Stock Appreciation Right, or Option granted in accordance with the terms of the Plan.
	(f)	“Awardee” means an individual who has been granted an Award under the Plan.
	(g)	“Award Agreement” means a Cash Award Agreement, Stock Award Agreement, SAR Agreement and/or Option Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan. An Award Agreement may be in the form of either (i) an agreement to be either executed by both the Awardee and the Company or offered and accepted electronically as the Administrator shall determine or (ii) certificates, notices or similar instruments as approved by the Administrator.
	(h)	“Board” means the Board of Directors of the Company.
	(i)	“Cash Award” means a bonus opportunity awarded under Section 12 pursuant to which a Participant may become entitled to receive an amount based on the satisfaction of such Performance Criteria as are specified in the agreement or other documents evidencing the Award (the “Cash Award Agreement”).
	(j)	“Cause” shall mean, unless otherwise defined in an agreement to which the Participant is a party with the Company or an Affiliate, the occurrence of any of the following: (i) the Participant’s conviction of, or plea of guilty or nolo contendere to, a felony under Applicable Law; (ii) the Participant’s willful and deliberate failure in the performance of the Participant’s duties in any material respect; (iii) the Participant’s willful misconduct that results in material harm to the Company or an Affiliate; or (iv) the Participant’s material violation of the Company’s ethics and compliance program, code of conduct or other material policy of the Company.
	(k)	“Change in Control” means any of the following, unless the Administrator provides otherwise:
		i.	any merger or consolidation (other than a merger or consolidation in which 50% of the voting power of the voting securities of the surviving entity is controlled by the shareholders of the Company immediately prior to the transaction) in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose shareholders did not own all or substantially all of the Common Stock in substantially the same proportions as immediately prior to such transaction),

		ii.	the sale of all or substantially all of the Company’s assets to any other person or entity (other than a wholly-owned subsidiary),
		iii.	the acquisition of beneficial ownership of a controlling interest (including, without limitation, power to vote) the outstanding shares of Common Stock by any person or entity (including a “group” as defined by or under Section 13(d)(3) of the Exchange Act),
		iv.	the dissolution or liquidation of the Company, or

2022 PROXY STATEMENT	95

Annex A: Third Amended and Restated HP Inc. 2004 Stock Incentive Plan

v.	a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees cease to constitute a majority of the Board.

A transaction shall not constitute a Change in Control if it is effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the Company is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction) where all or substantially all of the persons or group that beneficially own all or substantially all of the combined voting power of the Company’s voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Company in substantially the same proportions of their ownership after the transaction.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in this Section 2(j) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

(l)	“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(m)	“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan. The HR and Compensation Committee of the Board shall be deemed a “Committee” for purposes of the Plan.
(n)	“Common Stock” means the common stock of the Company.
(o)	“Company” or “HP” means HP Inc., a Delaware corporation, or its successor.
(p)	“Conversion Award” has the meaning set forth in Section 4(b)(xi) of the Plan.
(q)	“Director” means a member of the Board.
(r)	“Director Option Award” has the meaning set forth in Section 13(b) of the Plan.
(s)	“Director Plan Year” shall mean the year beginning the day after HP’s annual meeting and ending on the day of HP’s next annual meeting, as the case may be, for any relevant year.
(t)	“Director RSU Award” has the meaning set forth in Section 13(b) of the Plan.
(u)	“Dividend Equivalent Right” means a right to receive the equivalent value of dividends paid on the Common Stock with respect to the Shares underlying an Award that is a Full-Value Award prior to settlement of the Award in accordance with the provision of Section 14(c).
(v)	“Employee” means a regular, active employee of the Company or any Affiliate, including an Officer and/or Director. The Administrator shall determine whether or not the chairman of the Board qualifies as an “Employee.” Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual’s status as an Employee in the case of (i) any individual who is classified by the Company or an Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate, or between any Affiliates, (iv) any change in the Awardee’s status from an employee to a consultant or Director, and (v) at the request of the Company or an Affiliate, an employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.
(w)	“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
(x)	“Fair Market Value” means, unless the Administrator determines otherwise, as of any date, the closing sales price for such Common Stock on the New York Stock Exchange (the “NYSE”) as of such date (or if no sales were reported on such date, the closing sales price on the last preceding day on which a sale was made), as reported in such source as the Administrator shall determine.
(y)	“Full-Value Award” means any Award under the Plan other than a Cash Award, an Option or a Stock Appreciation Right. For avoidance of doubt, Stock Awards settled in cash are not Full-Value Awards.
(z)	“Grant Date” means the date upon which an Award is granted to an Awardee pursuant to this Plan or such later date as specified in advance by the Administrator.
(aa)	“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
(bb)	“Non-Employee Director” shall mean each member of the Board who is not an employee of HP or any of its Subsidiaries or Affiliates and who is eligible only for Awards granted pursuant to Section 13 of the Plan.
(cc)	“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
(dd)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(ee)	“Option” means a right granted under Section 8 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.
(ff)	“Participant” means an individual who has been granted an Award or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.
(gg)	“Performance Criteria” shall have the meaning set forth in Section 13(b) of the Plan.

96

Annex A: Third Amended and Restated HP Inc. 2004 Stock Incentive Plan

	(hh)	“Plan” means this Third Amended and Restated HP Inc. 2004 Stock Incentive Plan, as may be amended from time to time.
	(ii)	“Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.
	(jj)	“Stock Appreciation Right” or “SAR” means a right granted under Section 8 which entitles the recipient to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the exercise price thereof on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “SAR Agreement”). The Administrator shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares. Stock Appreciation Rights may be granted in tandem with another Award or freestanding and unrelated to another Award.
	(kk)	“Stock Award” means an award or issuance of Shares or Stock Units made under Section 11 of the Plan, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).
	(ll)	“Stock Unit” means a bookkeeping entry representing an amount equivalent to the value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.
	(mm)	“Subsidiary” means any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.
	(nn)	“Tax-Related Items” means any U.S. federal, state, and/or local taxes and any taxes imposed by a jurisdiction outside of the U.S. (including, without limitation, income tax, social insurance and similar contributions, payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax and any other taxes related to participation in the Plan and legally applicable to a Participant, including any employer liability for which the Participant is liable pursuant to Applicable Laws or the applicable Award Agreement).
	(oo)	“Termination of Employment” shall mean ceasing to be an Employee. However, for Incentive Stock Option purposes, Termination of Employment will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Employment.
	(pp)	“Total and Permanent Disability” shall have the meaning set forth in Section 22(e)(3) of the Code.

3.	Stock Subject to the Plan.

	(a)	Aggregate Limits. Subject to the provisions of Section 15 of the Plan, the aggregate number of Shares that may be issued pursuant to Awards granted under the Plan is 623,111,733[1] Shares. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares. Shares issued in respect of any Full-Value Award granted under the Plan after March 20, 2013 shall be counted against the share limit set forth in the foregoing sentence as 2.32 Shares for every single Share actually issued in connection with such Award.
	(b)	Issuance of Shares. For purposes of Section 3(a), the aggregate number of Shares issued under the Plan at any time shall equal only the number of Shares actually issued upon exercise or settlement of an Award. If any Shares subject to an Award granted under the Plan are forfeited or such Award is settled in cash or otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture, settlement or termination, shall again be available for grant under the Plan. Any Shares that become available for the grant of Awards pursuant to the foregoing sentence shall be added back in accordance with the following: (i) if the Shares were subject to Options or Stock Appreciation Rights, Shares will be added back as one (1) Share for every Share subject to the Options or Stock Appreciation Rights; (ii) if the Shares were subject to Stock Awards, Shares will be added back as 2.32 Shares for every single Share subject to the Stock Award. Notwithstanding the foregoing, Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are: (i) Shares delivered to or withheld by the Company to pay the exercise price of an Option, (ii) Shares delivered to or withheld by the Company to pay the withholding Tax-Related Items, or (iii) Shares repurchased by the Company on the open market with the proceeds of an Award paid to the Company by or on behalf of the Participant. For the avoidance of doubt, when SARs are exercised and settled in Shares the full number of Shares exercised will no longer be available for issuance under the Plan.
	(c)	Share Limits. Subject to the provisions of Section 15 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Awardee shall not exceed 4,000,000, except that in connection with the Participant’s initial service, an Awardee may be granted Awards covering up to an additional 4,000,000 Shares. Subject to the provisions of Section 15 of the Plan, the aggregate number of Shares that may be subject to all Incentive Stock Options granted under the Plan is 623,111,733 Shares. Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(c) shall be subject to adjustment under Section 15(a) of the Plan only to the extent that such adjustment will not affect the ability to grant or the qualification of Incentive Stock Options under the Plan.
____________________

[1]	180,000,000 shares originally approved at the annual meeting March 17, 2004; 65,000,000 additional shares approved at the annual meeting March 17, 2010; 172,500,000 additional shares approved at the annual meeting in 2013; 30,000,000 additional shares approved at the annual meeting April 19, 2022. The Aggregate Limit also reflects an adjustment increasing the share reserve by 2.161989 shares for each share that was available for issuance as of the date of the adjustment to give effect to the stock dividend that was issued by the Company on November 1, 2015 in connection with the Company’s spin-off of Hewlett Packard Enterprises. The Aggregate Limit was reduced by 80,000,000 shares, effective as of January 29, 2018.

2022 PROXY STATEMENT	97

Annex A: Third Amended and Restated HP Inc. 2004 Stock Incentive Plan

4.	Administration of The Plan.

	(a)	Procedure.
		i.	Multiple Administrative Bodies. The Plan shall be administered by the Board, one or more Committees and/or their delegates.

		ii.	Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.
		iii.	Other Administration. Subject to applicable law, the Board or a Committee may delegate to an authorized officer or officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not subject to Section 16 of the Exchange Act.
		iv.	Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.
	(b)	Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:
		i.	to select the Awardees to whom Awards are to be granted hereunder;
		ii.	to determine the number of shares of Common Stock to be covered by each Award granted hereunder;
		iii.	to determine the type of Award to be granted to the selected Awardees;
		iv.	to approve forms of Award Agreements for use under the Plan;
		v.	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price, the time or times when an Award may be exercised or settled (which may or may not be based on Performance Criteria), the vesting schedule, any vesting and/or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;
		vi.	to suspend the right to exercise Awards during any blackout period that is necessary or desirable to comply with the requirements of Applicable Laws and/or to extend the Award exercise period for an equal period of time in a manner consistent with Applicable Law;
		vii.	to correct defects and supply omissions in the Plan and any Award Agreement and to correct administrative errors;
		viii.	to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;
		ix.	to establish, adopt or revise rules and regulations and procedures relating to the operation and administration of the Plan to facilitate compliance with non-U.S. laws and procedures, facilitate administration of the Plan and/or take advantage of tax-favorable treatment for Awards granted to Participants outside the U.S., in each case, as it may deem necessary or advisable by the Administrator. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate the foregoing;
		x.	to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;
		xi.	to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such amendment is subject to Section 15 of the Plan and may not materially impair any outstanding Award unless agreed to in writing by the Participant or if the Administrator deems such amendments are necessary or desirable to facilitate compliance with Applicable Laws;
		xii.	to allow Participants to satisfy withholding of Tax-Related Items by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or SAR, or vesting or settlement of a Stock Award that number of Shares. The value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of Tax-Related Items to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;
		xiii.	to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;
		xiv.	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

98

Annex A: Third Amended and Restated HP Inc. 2004 Stock Incentive Plan

		xv.	to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;
		xvi.	to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and
		xvii.	to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.
	(c)	Effect of Administrator’s Decision. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants or other persons claiming rights under the Plan or any Award. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

5.	Eligibility.

Awards may be granted to Directors and/or Employees; provided that Non-Employee Directors are eligible only for awards granted under Section 13 of the Plan.

6.	Term of Plan.

The Plan shall become effective upon its approval by shareholders of the Company. It shall continue in effect for a term of ten (10) years from the later of the date the Plan or any amendment to add shares to the Plan is approved by shareholders of the Company unless terminated earlier under Section 15 of the Plan; provided, however, that Incentive Stock Options shall not be granted following the later of the date the Plan or any amendment to add shares to the Plan is approved the Board to the extent this date is earlier than the date approved by shareholder of the Company.

7.	Term of Award.

The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option or SAR, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement.

8.	Options and Stock Appreciation Rights.

The Administrator may grant an Option or SAR, or provide for the grant of an Option or SAR, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition whether or not within the control of the Awardee.

	(a)	Option or SAR Agreement. Each Option or SAR Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option or SAR, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option or SAR, (v) such terms and conditions on the vesting and/or exercisability of an Option or SAR as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option or SAR and forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.
	(b)	Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option or SAR shall be determined by the Administrator, subject to the following:
		i.	The per Share exercise price of an Option or SAR shall be no less than 100% of the Fair Market Value per Share on the Grant Date.
		ii.	Notwithstanding the foregoing, at the Administrator’s discretion, Conversion Awards may be granted in substitution and/or conversion of options or stock appreciation rights of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution and/or conversion if such exercise price is based on a formula set forth in the terms of such options/stock appreciation rights or in the terms of the agreement providing for such acquisition.
	(c)	No Option or SAR Repricings. Other than in connection with a change in the Company’s capitalization (as described in Section 15(a) of the Plan), the exercise price of an Option or SAR may not be reduced without shareholder approval (including canceling previously awarded Options or SARs in exchange for cash, other Awards, Options or SARs with an exercise price that is less than the exercise price of the original Option or SAR).
	(d)	Vesting Period and Exercise Dates. Options or SARs granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s or SAR’s term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option or SAR granted under this Plan subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option or SAR, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option or SAR.

2022 PROXY STATEMENT	99

Annex A: Third Amended and Restated HP Inc. 2004 Stock Incentive Plan

	(e)	Form of Consideration for Exercising an Option. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:
		i.	cash;
		ii.	check or wire transfer (denominated in U.S. Dollars);
		iii.	subject to any conditions or limitations established by the Administrator, withholding of Shares deliverable upon exercise, which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;
		iv.	consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator;
		v.	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or
		vi.	any combination of the foregoing methods of payment.

9.	Incentive Stock Option Limitations/Terms.

	(a)	Eligibility. Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.
	(b)	$100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.
	(c)	Effect of Termination of Employment on Incentive Stock Options. Generally. Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Employment, any outstanding Incentive Stock Option granted to such Awardee, whether vested or unvested, to the extent not theretofore exercised, shall terminate immediately upon the Awardee’s Termination of Employment.
	(d)	Leave of Absence. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary is not so guaranteed, an Awardee’s employment with the Company shall be deemed terminated on the ninety-first (91st) day of such leave for Incentive Stock Option purposes and any Incentive Stock Option granted to the Awardee shall cease to be treated as an Incentive Stock Option and shall terminate upon the expiration of the three month period following the date the employment relationship is deemed terminated.
	(e)	Transferability. The Option Agreement must provide that an Incentive Stock Option cannot be transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.
	(f)	Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code.

10.	Exercise of Option or SAR.

	(a)	Procedure for Exercise; Rights as a Shareholder.
		i.	Any Option or SAR granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement. Unless the Administrator provides otherwise: (A) no Option or SAR may be exercised during any leave of absence other than an approved personal or medical leave with an employment guarantee upon return, (B) an Option or SAR shall continue to vest during any authorized leave of absence and such Option or SAR may be exercised to the extent vested and exercisable upon the Awardee’s return to active employment status.
		ii.	An Option or SAR shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option or SAR; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) with respect to Nonstatutory Stock Options or SARs, satisfaction of all applicable withholding of Tax-Related Items.
		iii.	Shares issued upon exercise of an Option or SAR shall be issued in the name of the Participant. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to an Option or SAR, notwithstanding the exercise of the Option or SAR. No dividend equivalents may accrue with respect to Options.
		iv.	The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option or SAR is exercised. An Option or SAR may not be exercised for a fraction of a Share.
	(b)	Effect of Termination of Employment on Nonstatutory Stock Options or SARs. Unless otherwise provided for by the Administrator prior to the Awardee’s Termination of Employment, upon an Awardee’s Termination of Employment, any outstanding Nonstatutory Stock Option or SAR granted to such Awardee, whether vested or unvested, to the extent not theretofore exercised, shall terminate immediately upon the Awardee’s Termination of Employment.

100

Annex A: Third Amended and Restated HP Inc. 2004 Stock Incentive Plan

11.	Stock Awards.

	(a)	Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the Performance Criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.
	(b)	Restrictions and Performance Criteria. The grant, issuance, retention and/or vesting of each Stock Award may be subject to such Performance Criteria and level of achievement versus these criteria as the Administrator shall determine.
	(c)	Forfeiture. Unless otherwise provided for by the Administrator prior to the Awardee’s Termination of Employment, upon the Awardee’s Termination of Employment, the Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Awardee purchased any Shares, the Company shall have a right to repurchase the unvested Shares at the original price paid by the Awardee.
	(d)	Rights as a Shareholder. Unless otherwise provided by the Administrator, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. The Administrator may, in its sole discretion, grant Dividend Equivalent Rights, payable in cash, Shares, other securities, or other property, with respect to Stock Units, on such terms and conditions as may be determined by the Administrator, in its sole discretion. Any dividend or Dividend Equivalent Right otherwise payable in respect of any Stock Award that remains subject to vesting conditions at the time of payment of such dividend shall not be paid to the Participant to the extent the underlying Award does not vest.

12.	Cash Awards.

Each Cash Award will confer upon the Awardee the opportunity to earn a future payment tied to the level of achievement with respect to one or more Performance Criteria established for a performance period of not less than one (1) year.

	(a)	Cash Award. Each Cash Award shall contain provisions regarding (i) the target and maximum amount payable to the Awardee as a Cash Award, (ii) the Performance Criteria and level of achievement versus these criteria which shall determine the amount of such payment, (iii) the period as to which performance shall be measured for establishing the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Cash Award prior to actual payment, (vi) forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a Cash Award that is settled for cash may be a multiple of the target amount payable. To the extent that any Cash Award is granted under the Company’s 2005 Pay-for-Results Plan, the terms and conditions of this Section 12 shall prevail over the terms and conditions of the 2005 Pay-for-Results Plan.
	(b)	Performance Criteria. The Administrator shall establish the Performance Criteria and level of achievement versus these criteria which shall determine the target and the minimum and maximum amount payable under a Cash Award, which criteria may be based on financial performance and /or personal performance evaluations.
	(c)	Timing and Form of Payment. The Administrator shall determine the timing of payment of any Cash Award. The Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit an Awardee to elect (in a manner consistent with Section 409A of the Code) for the payment of any Cash Award to be deferred to a specified date or event. The Administrator may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for an Awardee to have the option for the Participant’s Cash Award, or such portion thereof as the Administrator may specify, to be paid in whole or in part in cash or other property.
	(d)	Termination of Employment. Unless otherwise provided for by the Administrator prior to the Awardee’s Termination of Employment, upon the Awardee’s Termination of Employment, any Cash Awards issued hereunder shall be forfeited.

13.	Non-Employee Director Awards.

	(a)	Eligibility. Each member of the Board who is a Non-Employee Director and who is providing service to HP as a member of the Board at the beginning of the Director Plan Year shall be eligible to receive an Annual Equity Retainer (as defined in Section 2 above) under the Plan. The value of the Annual Equity Retainer granted to a Non-Employee Director for any Director Plan Year (which shall be converted into a number of shares subject to a Director RSU Award (as provided in Section 13(b)(ii)) or Director Option Award (as provided in Section 13(b)(iii)) shall not exceed $550,000.

Any member of the Board who enters service after the beginning of the Director Plan Year (as defined in Section 2 above) may be eligible to receive a prorated Annual Equity Retainer under the Plan as the Board or the Committee determines in its discretion.

	(b)	Terms and Conditions.

		i.	Compensation Alternatives. Within such period as may be designated by the Committee (i) prior to the beginning of the Director Plan Year, or (ii) if the Non-Employee Director elects to defer Director RSU Awards (as defined below), in the calendar year preceding the first day of the Director Plan Year, each Non-Employee Director may elect to receive his Annual Equity Retainer in the form of restricted stock units (a “Director RSU Award”) or in the form of an option to purchase shares of Common Stock (a “Director Option Award”). If any Non-Employee

2022 PROXY STATEMENT	101

Annex A: Third Amended and Restated HP Inc. 2004 Stock Incentive Plan

Director fails to make such an election, then he shall be deemed to have elected a Director RSU Award for the value of his Annual Equity Retainer. Each Non-Employee Director may also elect, in the calendar year preceding the first day of the Director Plan Year, to receive any cash portion of his Non-Employee Director compensation in the form of a Director RSU Award. Any such election, or any modification or termination of such an election, shall be filed with HP on a form prescribed by HP for this purpose. If a Non-Employee Director does not elect to defer his or her Director RSU Awards and does not select his or her means of payment within the prescribed time, then such Non-Employee Director shall not be permitted to defer Director RSU Awards for the applicable Director Plan Year. Notwithstanding anything herein to the contrary, any individual who first becomes a Non-Employee Director after the start of a calendar year and has not otherwise been eligible to participate in a non-qualified deferred compensation plan maintained by the Company, may elect within 30 days of becoming a Non-Employee Director to defer his Annual Equity Retainer (to the extent such Non-Employee Director also elects to receive such Annual Equity Retainer in the form of Director RSU Awards), and any cash portion of his Non-Employee Director compensation that the Non-Employee Director elects to receive in the form of a Director RSU Award, that is earned with respect to service as a Non-Employee Director subsequent to the date the deferral election becomes effective. Such election shall be irrevocable and effective no later than the end of such 30-day period.
ii.	Director RSU Award.
	A.	Date of Grant. The Director RSU Award shall be granted automatically on the date of the annual shareholders meeting (the “Director Grant Date”).
	B.	Number of Shares Subject to a Director RSU Award. The total number of shares of Common Stock included in each Director RSU Award shall be determined by dividing the amount of the Annual Equity Retainer that is to be paid in RSUs by the Fair Market Value of a share of Common Stock on the Director Grant Date. It shall be rounded up to the largest number of whole shares.
	C.	Vesting Period for Director RSU Award. The vesting applicable to the Director RSU Award for a Director Plan Year shall be determined by the Committee and set forth in the applicable Award Agreement. Unless deferred, Shares subject to Director RSU Awards shall be delivered promptly upon satisfaction of the vesting conditions, but no later than March 15 of the calendar year following the calendar year in which the vesting conditions are satisfied.
iii.	Director Option Award. Subject to Section 13(b)(i) above, each Non-Employee Director may specify the amount of his Annual Equity Retainer to be received in the form of a Nonstatutory Stock Option. Each Director Option Award granted under this Plan shall comply with and be subject to the terms of the Plan and the following terms and conditions including such additional terms and conditions as may be determined by the Board or Committee:
	A.	Date of Grant. The Director Option Award shall be granted automatically on the Director Grant Date.

	B.	Number of Shares Subject to Director Option Award. The number of shares to be subject to any Director Option Award shall be an amount necessary to make such option equal in value, using a modified Black-Scholes option valuation model, to that portion of the Annual Equity Retainer that the Non-Employee Director elected to receive in the form of an option. The value of the option will be calculated by assuming that the value of an option to purchase one share of Common Stock equals the product of (i) a fraction determined by dividing 1 by the Multiplier, as defined below, and (ii) the Fair Market Value of a share of Common Stock on the Director Grant Date.

The number of shares represented by a Director Option Award shall be determined by multiplying the number of shares determined above by a multiplier determined using a modified Black-Scholes option valuation method (the “Multiplier”). The Board or the Committee shall determine the Multiplier prior to the beginning of the Director Plan Year by considering the following factors: (i) the Fair Market Value of the Common Stock on the date the Multiplier is determined; (ii) the average length of time that Company stock options are held by optionees prior to exercise; (iii) the risk-free rate of return based on the term determined in (ii) above and U.S. government securities rates; (iv) the annual dividend yield for the Common Stock; and (v) the volatility of the Common Stock over the previous ten-year period. The number of shares to be subject to the option shall be rounded up to the largest number of whole shares determined as follows:

Amount of Annual Equity Retainer to be paid as options	× Multiplier = Number of Shares
Fair Market Value on the Director Grant Date

	C.	Price of Options. The exercise price of the Director Option Award will be the Fair Market Value of the Common Stock on the Director Grant Date.
	D.	Period of Director Option Award. The vesting and exercisability applicable to a Director Option Award shall be determined by the Committee and set forth in the applicable Award Agreement. If the Committee does not expressly exercise its discretion to change the exercisability (including the vesting schedule and/or the term of an option) of the Director Option Award for a Director Plan Year, then the exercisability of such options shall be the same as the last Director Plan Year in which the Committee expressly exercised its discretion to determine the exercisability of Shares subject to the Director Option Award.
iv.	Termination. Any Non-Employee Director who terminates service prior to the end of the Director Plan Year may have his Annual Equity Retainer prorated, including a forfeiture of options, restricted stock units or cash payment, if any, as the Board or the Committee determines in its discretion.

102

Annex A: Third Amended and Restated HP Inc. 2004 Stock Incentive Plan

14.	Other Provisions Applicable to Awards.

	(a)	Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution. The Administrator may make an Award transferable to an Awardee’s “family member” (as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act of 1933, as amended), to trusts solely for the benefit of such family members and to partnerships in which such family members and/or trusts are the only partners. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.
	(b)	Performance Criteria. For purposes of this Plan, the term “Performance Criteria” shall mean any performance criteria selected by the Administrator, including, but not limited to, one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator in the Award: (i) cash flow (including operating cash flow or free cash flow) or cash conversion cycle; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (iii) earnings per share; (iv) growth in: earnings or earnings per share, cash flow, revenue, gross margin, operating expense or operating expense as a percentage of revenue; (v) stock price; (vi) return on equity or average shareholder equity; (vii) total shareholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue (on an absolute basis or adjusted for currency effects); (xii) net profit or net profit before annual bonus; (xiii) income or net income; (xiv) operating income or net operating income; (xv) operating profit, net operating profit or controllable operating profit; (xvi) operating margin or operating expense or operating expense as a percentage of revenue; (xvii) return on operating revenue; (xviii) market share or customer indicators; (xix) contract awards or backlog; (xx) overhead or other expense reduction; (xxi) growth in shareholder value relative to the moving average of the S&P 500 Index or a peer group index or another index; (xxii) credit rating; (xxiii) strategic plan development and implementation, attainment of research and development milestones or new product invention or innovation; (xxiv) succession plan development and implementation; (xxv) improvement in productivity or workforce diversity, (xxvi) attainment of objective operating goals and employee metrics; (xxvii) economic value added; and (xxviii) any other environmental, social, and corporate governance goals and objectives. The Administrator may appropriately adjust any evaluation of performance under a Performance Criteria to exclude any of the following events (or any other event specified in the Award Agreement) that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) any items that are unusual in nature and infrequently occurring pursuant to Accounting Standards Update 2015-01 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year.
	(c)	Tax-Related Items. The Company or any Affiliate, as applicable, shall have the authority to require a Participant to remit to the Company or an Affiliate, an amount sufficient to satisfy the withholding obligations for Tax-Related Items or to take such other action as may be necessary or appropriate in the opinion of the Company or an Affiliate, as applicable, to satisfy withholding obligations for Tax-Related Items, including one or a combination of the following: (a) withholding from the Participant’s wages or other cash compensation payable to the Participant by the Company or an Affiliate; (b) withholding from the proceeds of the sale of Shares acquired pursuant to an Award, either through a voluntary sale or a mandatory sale arranged by the Company on the Participant’s behalf, without need of further authorization; or (c) in the Committee’s sole discretion, by withholding Shares otherwise issuable under an Award (or allowing the return of Shares) sufficient, as determined by the Committee in its sole discretion, to satisfy such Tax-Related Items. No Shares shall be delivered pursuant to an Award to any Participant or other person until the Participant or such other person has made arrangements acceptable to the Committee to satisfy the withholding obligations for Tax-Related Items.
	(d)	No Representations or Warranties Regarding Tax Affect. Notwithstanding any provision of the Plan to the contrary, the Company, its Affiliates, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under the Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws.
	(e)	Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy adopted by the Company providing for the recovery of Awards, shares, proceeds, or payments to Participants in the event of fraud or as required by Applicable Laws or governance considerations or in other similar circumstances.

2022 PROXY STATEMENT	103

Annex A: Third Amended and Restated HP Inc. 2004 Stock Incentive Plan

(f)	Section 409A of the Code. Notwithstanding anything in the Plan to the contrary, to the extent applicable, it is intended that the Plan and all Awards hereunder (and any Award Agreement related thereto) shall either comply with or be exempt from the provisions of Section 409A of the Code, and the Plan and all applicable Awards (and related Award Agreements) not otherwise exempt from Section 409A be construed and applied in a manner consistent with such intent. In furtherance thereof, any amount constituting a “deferral of compensation” under Treasury Regulation Section 1.409A-1(b) that is payable to an Awardee upon a separation from service of the Awardee (within the meaning of Treasury Regulation Section 1.409A-1(h)) (other than due to the Awardee’s death), occurring while the Awardee shall be a “specified employee” (within the meaning of Treasury Regulation Section 1.409A-1(i)) of the Company, shall not be paid until the earlier of (i) the date that is the first day of the seventh month following such separation from service, or (ii) the date of the Awardee’s death following such separation from service. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties.

15. Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)	Changes in Capitalization. Subject to any required action by the shareholders of the Company, (i) the number and kind of Shares available for issuance under the Plan and/or covered by each outstanding Award, (ii) the price per Share subject to each such outstanding Award and (iii) the Share limitations set forth in Section 3 of the Plan, shall be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, spin-off, reverse stock split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property (other than regular, cash dividends)), combination or reclassification of the Common Stock, or any other increase (or new issuance of securities of the Company or any Affiliate) or decrease in the number of issued shares of Common Stock or other securities effected without receipt of consideration by the Company or any other similar event or other change related to a corporate effect affecting the Share or the price of Shares; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.
(b)	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide at any time for an Option to be fully vested and exercisable until ten (10) days prior to such transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse prior to the transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed transaction.
(c)	Change in Control. In the event there is a Change in Control of the Company, as determined by the Board or a Committee, Awards under this Plan shall be treated as set forth in this Section 15(c).
	i.	Change in Control in which Awards are Assumed: Unless otherwise provided by the Board or a Committee in an Award Agreement or any other agreement with a Participant, in connection with a Change in Control in which Awards are being assumed, continued, or substituted for, the following provisions shall apply to such Award, to the extent assumed, continued, or substituted for:
		A.	The Plan and the Awards theretofore granted under the Plan shall continue in the manner and under the terms so provided in the event of a Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Awards, or for the substitution for such Awards of new cash awards, stock units, stock appreciation rights, stock options, and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and appreciation rights exercise prices; and
		B.	In the event a Participant’s Awards are assumed, continued, or substituted upon the consummation of any Change in Control and the Participant’s employment is terminated without Cause within twenty-four (24) months following the consummation of such Change in Control, then such Awards shall be treated as follows subject to the Participant’s execution and non-revocation of a release of claims in a form determined by the Board or a Committee prior to the Change in Control:

(i) each outstanding Award that is not subject to the achievement of performance criteria shall become fully vested and, if applicable, exercisable, and each outstanding Award that is subject to the achievement of performance criteria shall be deemed earned as follows: (x) the number of Shares earned with respect to an Award for which the performance period has ended on or prior to the date of the Participant’s termination of employment shall be determined by the Board or a Committee based on the actual achievement of the applicable performance metrics with respect to such performance period and (y) the number of Shares earned with respect to an Award for which the performance period has not ended on or prior to the date of the Participant’s termination of employment shall be determined assuming achievement of the applicable performance metrics at 100% of target levels.

104

Annex A: Third Amended and Restated HP Inc. 2004 Stock Incentive Plan

(ii)	each outstanding Award described in the immediately preceding clause (i) shall vest and settle or become exercisable as follows:
(x) each Stock Appreciation Right and Stock Option shall become vested and exercisable on the seventy-fifth (75th) calendar day following the Participant’s termination of employment and shall remain vested and exercisable until the earlier of twelve (12) months following the Participant’s termination of employment or the expiration of the term of such Stock Appreciation Right or Option and (y) each Cash Award and Stock Award shall vest and settle on the seventy-fifth (75th) calendar day following the Participant’s termination of employment (or such other date as may be required under Section 409A of the Code to avoid the imposition of additional taxes or other adverse tax consequences thereunder).

		ii.	Change in Control in which Awards are not Assumed. Unless otherwise provided by the Board or a Committee in an Award Agreement or any other agreement with a Participant, in connection with a Change in Control in which Awards are not being assumed, continued, or substituted for, the following provisions shall apply to such Award, to the extent not assumed, continued, or substituted for:
			A.	each outstanding Award that is not subject to the achievement of performance criteria shall become fully vested, and each outstanding Award that is subject to the achievement of performance criteria shall be deemed earned as follows: (x) the number of Shares earned with respect to an Award for which the performance period has ended on or prior to the date of the Change in Control shall be determined by the Board or a Committee based on the actual achievement of the applicable performance metrics with respect to such performance period and (y) the number of Shares earned with respect to an Award for which the performance period has not ended on or prior to the date of the Change in Control shall be determined assuming achievement of the applicable performance metrics at 100% of target levels; and
			B.	with respect to each outstanding Award described in the immediately preceding (A), the Board or a Committee shall provide for the cancellation of such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment; provided, that any amount payable to the Participant shall be paid within thirty (30) calendar days following the Change in Control (or such other date as may be required under Section 409A of the Code).

16.	Amendment and Termination of the Plan.

	(a)	Amendment and Termination. The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the shareholders of the Company in the manner and to the extent required by Applicable Law. In addition, without limiting the foregoing, unless approved by the shareholders of the Company, no such amendment shall be made that would:
		i.	increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 15 of the Plan;
		ii.	reduce the minimum exercise price for Options or SARs granted under the Plan;
		iii.	reduce the exercise price of outstanding Options or SARs; or
		iv.	materially expand the class of persons eligible to receive Awards under the Plan.
	(b)	Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company or unless such actions are necessary or desirable to facilitate compliance with Applicable Law, as determined in the sole discretion of the Administrator. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
	(c)	Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

17.	Designation of Beneficiary.

	(a)	To the extent permitted under the terms of an Award Agreement, an Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include the Participant’s Awards in an omnibus beneficiary designation for all benefits under the Plan pursuant to terms and conditions permitted by the Administrator. To the extent that Awardee has completed a designation of beneficiary while employed with HP Inc., such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

	(b)	Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law.

2022 PROXY STATEMENT	105

Annex A: Third Amended and Restated HP Inc. 2004 Stock Incentive Plan

18.	No Right to Awards or to Employment.

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

19.	Legal Compliance.

Shares shall not be issued pursuant to the exercise of an Option, Stock Appreciation Right or Stock Award unless the exercise of such Option, Stock Appreciation Right or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

20.	Inability to Obtain Authority.

To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.	Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22.	Notice.

Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

23.	Governing Law; Interpretation of Plan and Awards.

(a)	This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware.
(b)	In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.
(c)	The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.
(d)	The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.
(e)	All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. In the event the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Awardee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.

(f)	Notice of demand for arbitration shall be made in writing to the Administrator within thirty (30) days after the applicable decision by the Administrator. The arbitrator shall be selected by the Administrator. The arbitrator shall be an individual who is an attorney licensed to practice law in the State of Delaware. Such arbitrator shall be neutral within the meaning of the Commercial Rules of Dispute Resolution of the American Arbitration Association; provided, however, that the arbitration shall not be administered by the American Arbitration Association. Any challenge to the neutrality of the arbitrator shall be resolved by the arbitrator whose decision shall be final and conclusive. The arbitration shall be administered and conducted by the arbitrator pursuant to the Commercial Rules of Dispute Resolution of the American Arbitration Association. The decision of the arbitrator on the issue(s) presented for arbitration shall be final and conclusive and may be enforced in any court of competent jurisdiction.

106

Annex A: Third Amended and Restated HP Inc. 2004 Stock Incentive Plan

24.	Limitation on Liability.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

(a)	The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and
(b)	Tax Consequences. Any tax consequence expected, but not realized, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

25.	Indemnification.

Subject to requirements of Applicable Law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 4 (each an “Indemnified Individual”), shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by the Indemnified Individual in connection with or resulting from any claim, action, suit, or proceeding to which the Indemnified Individual may be a party or in which the Indemnified Individual may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by the Indemnified Individual in settlement thereof, with the Company’s approval, or paid by Indemnified Individual in satisfaction of any judgment in any such action, suit, or proceeding against the Indemnified Individual, provided the Indemnified Individual shall give the Company an opportunity, at its own expense, to handle and defend the same before the Indemnified Individual undertakes to handle and defend it on the Indemnified Individual’s own behalf, unless such loss, cost, liability, or expense is a result of the Indemnified Individual’s own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnified Individuals may be entitled under the Company’s Certificate of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

26.	Unfunded Plan.

Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

2022 PROXY STATEMENT	107

HP INC.
1501 PAGE MILL ROAD
PALO ALTO, CA 94304

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com/HP or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/HPQ2022

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D68297-P66841-Z81841	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HP INC.

Company Proposals
The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 below:
1.	To elect each of the 13 director nominees named in the proxy statement
	Nominees:		For	Against	Abstain

	1a.	Aida M. Alvarez	☐	☐	☐
	1b.	Shumeet Banerji	☐	☐	☐
	1c.	Robert R. Bennett	☐	☐	☐
	1d.	Charles V. Bergh	☐	☐	☐
	1e.	Bruce Broussard	☐	☐	☐
	1f.	Stacy Brown-Philpot	☐	☐	☐
	1g.	Stephanie A. Burns	☐	☐	☐
	1h.	Mary Anne Citrino	☐	☐	☐
	1i.	Richard Clemmer	☐	☐	☐
	1j.	Enrique Lores	☐	☐	☐
	1k.	Judith Miscik	☐	☐	☐

		For	Against	Abstain

1l.	Kim K.W. Rucker	☐	☐	☐
1m.	Subra Suresh	☐	☐	☐
The Board of Directors recommends you vote FOR each of the following proposals:
2.	To ratify the appointment of Ernst & Young LLP as HP Inc.'s independent registered public accounting firm for the fiscal year ending October 31, 2022	☐	☐	☐
3.	To approve, on an advisory basis, HP Inc.'s executive compensation	☐	☐	☐
4.	To approve the Third Amended and Restated HP Inc. 2004 Stock Incentive Plan	☐	☐	☐
Stockholder Proposal
The Board of Directors recommends you vote AGAINST the following proposal:		For	Against	Abstain
5.	Stockholder proposal to reduce the ownership threshold for calling a special meeting of stockholders	☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2022 Notice and Proxy Statement and 2021 Annual Report on Form 10-K
are available at www.proxyvote.com/HP

D68298-P66841-Z81841

HP INC.
Annual Meeting of Stockholders
April 19, 2022 2:00 p.m., Pacific Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Enrique Lores and Harvey Anderson, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all shares of common stock of HP Inc. held of record or in an applicable plan by the undersigned at the close of business on February 18, 2022, at the Annual Meeting of Stockholders to be held at 2:00 p.m., Pacific Time, on Tuesday, April 19, 2022, or any adjournment or postponement thereof.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR all of the nominees for director in Proposal 1, FOR Proposals 2, 3 and 4, and AGAINST Proposal 5. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made and for the election of a person to the Board of Directors if any nominee named in Proposal 1 becomes unable to serve or for good cause will not serve). If the undersigned has a beneficial interest in shares held in a 401(k) plan sponsored by HP Inc., voting instructions with respect to such plan shares must be provided by 11:59 p.m., Eastern Time, on April 13, 2022, in the manner described in the proxy statement. If voting instructions are not received by that time, the trustee shall vote shares of securities credited to a participants' account for which it has not received instructions in the same proportion on each issue as it votes those shares credited to participants accounts for which it has received voting directions, unless contrary to ERISA/applicable law. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof.

Continued and to be signed on reverse side